               As filed with Securities and Exchange Commission on

                                November 9, 2000

                                                       Registration No. 33-88082
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    FORM S-6

                         POST-EFFECTIVE AMENDMENT NO. 11

                         TO REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                             -----------------------

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                              (Exact Name of Trust)
                       NEW ENGLAND LIFE INSURANCE COMPANY
                               (Name of Depositor)
                               501 Boylston Street
                           Boston, Massachusetts 02117
              (Address of depositor's principal executive offices)
                              ---------------------

                                 MARIE C. SWIFT
                        Second Vice President and Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02117
                     (Name and address of agent for service)

                                   Copies to:
                                 STEPHEN E. ROTH
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004
                           ---------------------------

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on November 13, 2000 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date)pursuant to paragraph (a)(1) of Rule 485
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered: Units of Interest in Flexible Premium Adjustable Variable Life Insurance Policies.

This registration statement incorporates by reference the prospectus dated May 1, 2000, the supplement dated May 1, 2000 to the prospectuses dated October 25, 1999 and April 30, 1999 for the policies and the supplement dated May 1, 2000 to the prospectus dated May 1, 2000, each as filed in Post-Effective Amendment No. 8 to the Registration Statement on Form S-6 (File No. 33-88082) filed on April 27, 2000.

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                       REGISTRATION STATEMENT ON FORM S-6

                              CROSS-REFERENCE SHEET


FORM N-8B-2
ITEM NO.                   CAPTION IN PROSPECTUS
--------                   ---------------------
1                          Cover Page
2                          Cover Page
3                          Inapplicable
4                          NELICO's Distribution Agreement
5                          NELICO
6                          The Variable Account
9                          Inapplicable
10(a)                      Other Policy Features
10(b)                      Policy Values and Benefits
10(c), (d), (e)            Death Benefit; Cash Value; 24 Month Right; Surrender; Partial Surrender; Right to Return
                           the Policy; Loan Provision; Transfer Option; Premiums
10(f), (g), (h)            Voting Rights; Rights Reserved by NELICO
10(i)                      Limits to NELICO's Right to Challenge the Policy; Payment of Proceeds; Investment Options
11                         The Variable Account
12                         Investments of the Variable Account; NELICO's Distribution Agreement
13                         Charges and Expenses; NELICO's Distribution Agreement; Charge for NELICO's Income Taxes;
                           Appendix A
14                         Amount Provided for Investment Under the Policy; NELICO's Distribution Agreement
15                         Premiums
16                         Investments of the Variable Account
17                         Captions referenced under Items 10(c), (d), (e) and (i) above
18                         The Variable Account
19                         Reports; NELICO's Distribution Agreement
20                         Captions referenced under Items 6 and 10(g) above
21                         Loan Provision
22                         Inapplicable
23                         NELICO's Distribution Agreement
24                         Limits to NELICO's Right to Challenge the Policy
25                         NELICO
26                         NELICO's Distribution Agreement

FORM N-8B-2
ITEM NO.                   CAPTION IN PROSPECTUS
--------                   ---------------------
27                         NELICO
28                         Management
29                         NELICO
30                         Inapplicable
31                         Inapplicable
32                         Inapplicable
33                         Inapplicable
34                         NELICO's Distribution Agreement
35                         NELICO
36                         Inapplicable
37                         Inapplicable
38                         NELICO's Distribution Agreement
39                         NELICO's Distribution Agreement
40                         NELICO's Distribution Agreement
41(a)                      NELICO's Distribution Agreement
42                         Inapplicable
43                         Inapplicable
44(a)                      Investments of the Variable Account; Amount Provided for Investment Under the Policy;
                           Deductions from Premiums; Flexible Premiums
44(b)                      Charges and Expenses
44(c)                      Flexible Premiums; Deductions from Premiums
45                         Inapplicable
46                         Investments of the Variable Account; Captions referenced under Items 10(c), (d) and (e)
                           above
47                         Inapplicable
48                         Inapplicable
49                         Inapplicable
50                         Inapplicable
51                         Cover Page; Death Benefit; Lapse and Reinstatement; Charges and Expenses; Additional
                           Benefits by Rider; 24 Month Right; Payment Options; Policy Owner and Beneficiary;
                           Premiums; NELICO's Distribution Agreement
52                         Rights Reserved by NELICO
53                         Tax Considerations
54                         Inapplicable
55                         Inapplicable
59                         Financial Statements

                             ZENITH FLEXIBLE LIFE I

    Supplement dated November 13, 2000 to Prospectus dated November 13, 2000


For Policies purchased through payroll deductions:

         If you elect to pay monthly planned premiums using payroll deductions that your employer will remit to us, New England Life Insurance Company, on your behalf, the following special provisions apply to you:

         1. Policy Date. Your employer will begin making payroll deductions six weeks in advance of your first monthly planned premium payment. The Policy Date and the investment start date for your Policy will be the date when we receive your first monthly planned premium payment.

         2. Temporary Life Insurance Coverage. The insured under your Policy will be covered by temporary life insurance for a limited period under the terms of a temporary insurance agreement. Coverage will begin as of the date of the temporary insurance agreement, which is generally the same date you sign your application. (Refer to the temporary insurance agreement for details.)

         3. Planned Premium Payments. You will be on a monthly planned premium schedule that assumes your employer will remit 12 premium payments each year, regardless of the frequency with which payroll deductions are made. The amount of your monthly planned premium payments may vary from month to month, depending on the amount of payroll deductions accumulated prior to each payment. Premiums will be applied to your Policy on the day we receive them.

         4. Lapse. Your monthly planned premium schedule is not necessarily designed to keep your Policy in force. We will make Monthly Deductions from the cash value of your Policy on the first day of each Policy month, beginning with the Policy Date. (See "Monthly Deduction from Cash Value" for more information.) Your Policy will be in default in any month when there is insufficient net cash value for us to make a Monthly Deduction unless a Minimum Guaranteed Death Benefit is in effect or your Policy is protected against lapse during the first three Policy Years by payment of the Minimum Premium. (See "Monthly Deduction from Cash Value," "Flexible Premiums" and "Lapse and Reinstatement" for more information.) A default will occur if for any reason there is insufficient net cash value in the Policy to pay a Monthly Deduction. A default may result, for example, if you miss a payroll deduction. THE CASH VALUE OF PREMIUMS ALLOCATED TO THE VARIABLE ACCOUNT IS NOT GUARANTEED, AND UNFAVORABLE INVESTMENT EXPERIENCE CAN REDUCE IT TO ZERO. YOU WILL BEAR THE ENTIRE INVESTMENT RISK WITH RESPECT TO CASH VALUE IN THE VARIABLE ACCOUNT. If a default occurs, we will issue a pre-lapse notice to inform the Policy Owner of the amount due. The Policy provides a 62 day grace period for payment of the amount due to prevent lapse. To keep your Policy in force, you will need to pay the amount shown in the pre-lapse notice directly to us.

         5. Additional Payments and Loan Repayments. You cannot use payroll deductions to make payments in addition to your planned premium payments or to repay a Policy loan. Please contact us or your registered representative if you would like to arrange either of these transactions.

                             ZENITH FLEXIBLE LIFE I


                          Flexible Premium Adjustable
                        Variable Life Insurance Policies
                                   Issued by
                 New England Variable Life Separate Account of
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

    This prospectus offers individual flexible premium adjustable variable life insurance policies the ("Policies") issued by New England Life Insurance Company ("NELICO").

    The Policy provides premium flexibility. You may choose between two death benefit options. One provides a fixed death benefit equal to the Policy's face amount. The other provides a death benefit that may vary daily with the investment experience of the Eligible Funds. Cash value allocated to the Eligible Funds is not guaranteed, and fluctuates daily with the investment results of the Eligible Funds.

    You allocate net premiums among the investment Sub-Accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each Sub-Account of the Variable Account invests in shares of an Eligible Fund. The Eligible Funds are:

NEW ENGLAND ZENITH FUND

Back Bay Advisors Bond Income Series
Back Bay Advisors Managed Series
Back Bay Advisors Money Market Series
Capital Growth Series
Westpeak Growth and Income Series
Westpeak Stock Index Series
Balanced Series
Loomis Sayles Small Cap Series
Alger Equity Growth Series
Davis Venture Value Series
Harris Oakmark Mid Cap Value Series
Morgan Stanley International Magnum Equity Series
MFS Investors Series
MFS Research Managers Series
METROPOLITAN SERIES FUND, INC.
Putnam Large Cap Growth Portfolio*
Janus Mid Cap Portfolio*
Russell 2000(R) Index Portfolio*
VARIABLE INSURANCE PRODUCTS FUND ("VIP")
Overseas Portfolio
Equity-Income Portfolio
High Income Portfolio
VARIABLE INSURANCE PRODUCTS FUND II ("VIP II")
Asset Manager Portfolio

---------------
* Subject to any necessary state insurance department approvals

    You receive Zenith Money Market Sub-Account performance until the later of 45 days after the date Part 1 of the application is signed or 10 days after we mail the Notice of Withdrawal Right. Thereafter, we invest the Policy's cash value according to your instructions.

    DURING THE FOURTH QUARTER OF 2000, WE ANTICIPATE REPLACING THE MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES WITH THE PUTNAM INTERNATIONAL STOCK PORTFOLIO OF THE METROPOLITAN SERIES FUND, INC, SUBJECT TO REGULATORY APPROVALS.

    You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account.

    You may cancel the Policy during the "Right to Return the Policy" period. Replacing existing insurance with the Policy might not be to your advantage.

    NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS THE STATEMENTS OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS
HTTP://WWW.SEC.GOV.

    THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

    WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


                               NOVEMBER 13, 2000

                               TABLE OF CONTENTS


                                                              PAGE
                                                              -----
GLOSSARY....................................................    A-4
INTRODUCTION TO THE POLICIES................................    A-5
    The Policies............................................    A-5
    Availability of the Policy..............................    A-6
    Policy Charges..........................................    A-6
    How the Policy Works....................................   A-10
    Receipt of Communications and Payments at NELICO's Home
     Office.................................................   A-11
    NELICO..................................................   A-11
POLICY VALUES AND BENEFITS..................................   A-12
    Death Benefit...........................................   A-12
    Death Proceeds Payable..................................   A-12
    Change in Death Benefit Option..........................   A-12
    Extending the Maturity Date.............................   A-12
    Cash Value..............................................   A-13
    Net Investment Experience...............................   A-13
    Allocation of Net Premiums..............................   A-13
    Amount Provided for Investment under the Policy.........   A-13
    Right to Return the Policy..............................   A-14
    State Variations........................................   A-14
CHARGES AND EXPENSES........................................   A-14
    Deductions from Premiums................................   A-14
    Surrender Charge........................................   A-15
    Monthly Deduction from Cash Value.......................   A-16
    Charges Against the Eligible Funds and the Sub-Accounts
     of the Variable Account................................   A-18
    Group or Sponsored Arrangements.........................   A-19
PREMIUMS....................................................   A-19
    Flexible Premiums.......................................   A-20
    Lapse and Reinstatement.................................   A-20
OTHER POLICY FEATURES.......................................   A-20
    Increase in Face Amount.................................   A-20
    Loan Provision..........................................   A-21
    Surrender...............................................   A-22
    Partial Surrender.......................................   A-22
    Reduction in Face Amount................................   A-23
    Investment Options......................................   A-23
    Transfer Option.........................................   A-23
    Dollar Cost Averaging...................................   A-24
    Asset Rebalancing.......................................   A-24
    Substitution of Insured Person..........................   A-24
    Payment of Proceeds.....................................   A-25
    24 Month Right..........................................   A-25
    Payment Options.........................................   A-26
    Additional Benefits by Rider............................   A-26
    Policy Owner and Beneficiary............................   A-26
THE VARIABLE ACCOUNT........................................   A-27
    Investments of the Variable Account.....................   A-27
    Investment Management...................................   A-29

                                                              PAGE
                                                              -----
THE FIXED ACCOUNT...........................................   A-30
    General Description.....................................   A-30
    Values and Benefits.....................................   A-30
    Policy Transactions.....................................   A-30
NELICO'S DISTRIBUTION AGREEMENT.............................   A-31
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY............   A-31
    Misstatement of Age or Sex..............................   A-31
    Suicide.................................................   A-31
TAX CONSIDERATIONS..........................................   A-32
    Introduction............................................   A-32
    Tax Status of the Policy................................   A-32
    Tax Treatment of Policy Benefits........................   A-32
    NELICO's Income Taxes...................................   A-34
MANAGEMENT..................................................   A-34
VOTING RIGHTS...............................................   A-36
RIGHTS RESERVED BY NELICO...................................   A-37
TOLL-FREE NUMBERS...........................................   A-37
REPORTS.....................................................   A-37
ADVERTISING PRACTICES.......................................   A-37
LEGAL MATTERS...............................................   A-38
REGISTRATION STATEMENT......................................   A-38
EXPERTS.....................................................   A-38
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
  NET CASH VALUE AND ACCUMULATED PREMIUMS...................   A-39
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION...............   A-48
APPENDIX C: LONG TERM MARKET TRENDS.........................   A-71
APPENDIX D: USES OF LIFE INSURANCE..........................   A-72
APPENDIX E: TAX INFORMATION.................................   A-73
APPENDIX F: TAX LAW AND THE DEATH BENEFIT...................   A-74
FINANCIAL STATEMENTS........................................   AA-1

                                    GLOSSARY

    ACCOUNT.  A sub-account of the Variable Account or the Fixed Account.

    AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

    BASE POLICY.  The Policy without riders.

    CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in our general account as a result of the loan.

    COMMISSION BREAKPOINT PREMIUM. We use the Commission Breakpoint Premium to measure sales commissions. It equals between 115.5% and 121% of a Target Premium, depending on the insured's issue age, plus a portion of certain rider premiums.

    EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

    FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

    INVESTMENT START DATE. This is the latest of the date we first receive a premium payment for the Policy, the date Part II of the Policy application is signed (if any is required) and the Policy Date.

    MATURITY DATE. The Policy anniversary on which the insured is (or would have been) age 100. The Policy will not mature on this date if the extended maturity option has been added to the Policy.

    NET CASH VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

    NET INVESTMENT EXPERIENCE. For any period, a Sub-Account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the Sub-Account for that period.

    PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

    PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

    POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application (if any) was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, we issue the Policy with a Policy Date which is generally five days after issue.

    TARGET PREMIUM. We use the Target Premium to determine the amount of Deferred Sales Charge that may apply on a surrender, partial surrender, lapse or face amount reduction. The Target Premium varies by issue age, sex and underwriting class of the insured and the Policy's face amount. The Target Premium is less than or equal to 75% of the annual premium necessary to maintain a fixed benefit whole life insurance Policy for the same face amount on the life of the insured. We calculate the annual whole life premium using an assumed interest rate of 4%, guaranteed cost of insurance charges and the current level of other Policy charges.

    YOU.  "You" refers to the Policy Owner.

                          INTRODUCTION TO THE POLICIES

THE POLICIES

    The Policies are designed to provide lifetime insurance coverage. They are not offered primarily as an investment.

    Here is a summary of the Policy's basic features. You should read the entire prospectus for more complete information.

    -- You can make premium payments under the Policy based on a schedule you determine, subject to some limits. We can limit or prohibit unscheduled payments in some situations, including cases where the insured is in a substandard risk class. (See "Premiums".)

    -- You can allocate net premiums to one or more of the Sub-Accounts of the Variable Account corresponding to mutual fund portfolios after an initial period in the Zenith Back Bay Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)

    -- The mutual fund portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, two bond funds, two managed funds, a balanced fund, and a money market fund. You may allocate your Policy's cash value to a maximum of ten accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

    -- If the Fixed Account is available in your state, you may also allocate funds to that account. We provide guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE FIXED ACCOUNT. We have the right to restrict transfers of cash value and allocations of premiums into the Fixed Account. (See "The Fixed Account".)

    -- The cash value of the Policy will vary daily based on the net investment experience of your Policy's Sub-Accounts and the amount of interest credited to your Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Surrender".)

    -- The portion of the cash value in the Sub-Accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

    -- You may choose between two death benefit options under the Policy. The level option death benefit equals the Policy's face amount. The variable option death benefit equals the face amount plus any cash value, which varies with the net investment experience of your Policy's Sub-Accounts and the rate of interest credited on your cash value in the Fixed Account. The death benefit in either case could increase to satisfy tax law requirements if the cash value reaches certain levels. (See "Death Benefit".)

    -- Unless the extended maturity option is part of your Policy, if the insured is alive and the Policy is in force on the Maturity Date, the Policy will then terminate. In that case we pay you the Policy's net cash value as of the Maturity Date. (See "Extending the Maturity Date".)

    -- You may change your allocation of future net premiums at any time. (See "Allocation of Net Premiums" and "Investment Options".)


    -- After the "Right to Return the Policy" period, the Policy allows you to transfer cash value among the Sub-Accounts and, generally, to the Fixed Account up to four times in a Policy year (twelve times in a Policy year for Policies issued in New York) without our consent. Currently, we do not limit the number of sub-account transfers you may make in a Policy year. Transfers and allocations involving the Fixed Account are subject to some limits. (See "Transfer Option" and "The Fixed Account-- Policy Transactions".)


    -- A loan privilege and a partial surrender feature are available. (See "Loan Provision" and "Partial Surrender".)

    -- Death benefits paid to the beneficiary generally are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax Considerations".)

    -- Loans, assignments and other pre-death distributions may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change cause the Policy to become a "modified endowment contract", then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

    -- If the Policy is not a modified endowment contract, we believe that loans under the Policy will generally not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. With some exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed your investment in the Policy. (See "Tax Considerations".)

    -- During the "Right to Return the Policy" period you can return the Policy for a refund. (See "Right to Return the Policy".)

    -- Within 24 months after a Policy's date of issue, you may exercise the Policy's 24 Month Right. If you do, we allocate all or part of your Policy's cash value and future premiums to the Fixed Account. The purpose of the 24 Month Right is to provide you with fixed Policy values and benefits. (See "24 Month Right" for a description of this provision and for a description of the variation which applies to Policies issued in Maryland and New Jersey.)

    In many respects the Policies are similar to fixed-benefit universal life insurance. Like universal life insurance, the Policies offer death benefits and provide flexible premiums, a cash value, and loan privileges.

    The Policies are different from fixed-benefit universal life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected Sub-Accounts.

    The Policies are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

    -- The Policy provides a death benefit based on our assumption of an actuarially calculated risk.

    -- If the net cash value is not sufficient to pay a Monthly Deduction, the Policy may lapse with no value unless you pay additional premiums. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

    -- In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

    --  The Variable Account, not the Policy Owner, owns the mutual fund shares.

    -- Federal income tax liability on any earnings is generally deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another do not incur tax liability under current law.

    --  Dividends and capital gains are automatically reinvested.

    For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Life Insurance".

AVAILABILITY OF THE POLICY

    The Policies are available for insureds from the age of one to 80 on an underwritten basis and from the age of 20 to 70 on an automatic issue basis. (We issue automatic issue Policies based on very limited underwriting information. Automatic issue Policies may not be available in New Jersey.) We may consent to issue the Policies on insureds below the age of one and up to age 85. All persons must meet our underwriting and other requirements.

    The minimum face amount for the base Policy is $100,000 unless we consent to a lower amount, but exceptions apply. The minimum base Policy face amount available is $50,000 in business situations (situations in which two or more Policies, on more than one life, are totally or partially funded, directly or indirectly, by an employer) where the average face amount is at least $100,000, and $25,000 for pension plans qualified under Section 401 of the Internal Revenue Code ("tax-qualified pension plans"). Policies with a minimum face amount of $50,000 may also be available for juvenile insureds in the state of New Jersey. For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.

    We offer other variable life insurance policies, with different fees and charges, that invest in the Eligible Funds. Your registered representative has additional information.

POLICY CHARGES

    PREMIUM-BASED CHARGES.  We deduct the following charges from premiums:

    -- A maximum sales charge of 4%. A 3% sales charge will apply to larger Policies and to Policies sold in certain business situations or to certain tax-qualified pension plans;

    --  A state premium tax charge of 2.5%;

    --  A charge for federal taxes of 1%.

    SURRENDER CHARGE.  The Surrender Charge includes:

    -- A deferred sales charge. This charge applies to a lapse, total or partial surrender or face amount reduction during the first 11 Policy years. For Policies covering insureds whose issue age is 55 or less at issue, the maximum Deferred Sales Charge applies in Policy years two through five. The maximum Deferred Sales Charge in those years equals 72% of one Target Premium. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the eleventh Policy year. The charge may be less if the issue age is above 55.

    -- A deferred administrative charge. This charge applies to a lapse, total or partial surrender or reduction in face amount during the first 11 Policy years. This charge is $2.50 per $1,000 of the base Policy's face amount for the first Policy year, and then reduces monthly until it reaches 0 at the end of the 11th Policy year. The charge will be less if the issue age is greater than 65.

    We deduct the Surrender Charge from the Policy's available cash value, regardless of whether that cash value comes from premiums or investment experience.

    MONTHLY DEDUCTION FROM CASH VALUE. We deduct certain charges from the cash value:

    -- Monthly charge for the cost of insurance and for any benefits provided by rider;


    -- Monthly administrative charge, currently equal to $0.08 per $1,000 of base Policy face amount per month for the first Policy year and $0.02 per $1,000 per month thereafter (guaranteed not to exceed $0.08 per $1,000 of base Policy face amount per month in the first Policy year and $0.04 per $1,000 per month thereafter). For tax-qualified pension plans the monthly administrative charge after the first Policy year is currently $0.03 per $1,000 of base Policy face amount per month rather than $0.02. On a current basis, we intend not to charge more than $40 per month ($60 for tax-qualified pension plans) for the monthly administrative charge after the first Policy year;


    -- Monthly Policy fee, currently equal to $15.00 per month in the first Policy year and $5.00 per month thereafter (guaranteed not to exceed $15.00 per month in the first Policy year and $7.00 per month thereafter). For Policies sold to tax-qualified pension plans the monthly Policy fee after the first Policy year currently is $6.00 rather than $5.00.

    CHARGES DEDUCTED FROM THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS. The following charges are deducted from the Variable Account and Eligible Fund assets:


    -- Daily charge against the Sub-Account assets for our mortality and expense risk, currently equal to an annual rate of .25% (guaranteed not to exceed .50%). For larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans, the charge is currently at an annual rate of .20% rather than .25%;


    -- Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.

    Currently, we do not charge the Variable Account for any federal income taxes. We may, however, impose such a charge in the future.

    The following table shows the annual operating expenses for each New England Zenith Fund series, based on actual expenses for 1999, after any applicable expense cap or expense deferral arrangement:

ANNUAL OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)

                                                     BACK        BACK
                                                     BAY         BAY         BACK                  WESTPEAK    LOOMIS
                                                   ADVISORS    ADVISORS      BAY       WESTPEAK     GROWTH     SAYLES
                                        CAPITAL      BOND       MONEY      ADVISORS     STOCK        AND        SMALL
                                        GROWTH      INCOME      MARKET     MANAGED      INDEX       INCOME       CAP
                                        SERIES      SERIES      SERIES      SERIES      SERIES      SERIES     SERIES*
                                        -------    --------    --------    --------    --------    --------    -------
Management Fee........................    .62%       .40%        .35%        .50%        .25%        .68%        .90%
Other Expenses........................    .04%       .08%        .05%        .08%        .10%        .06%        .10%
                                          ---        ---         ---         ---         ---         ---        ----
         Total Series Operating
           Expenses...................    .66%       .48%        .40%        .58%        .35%        .74%       1.00%

ANNUAL OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                                           HARRIS                   MORGAN
                                           OAKMARK                 STANLEY        DAVIS    ALGER                  MFS
                                           MID CAP              INTERNATIONAL    VENTURE   EQUITY      MFS      RESEARCH
                                            VALUE    BALANCED       MAGNUM        VALUE    GROWTH   INVESTORS   MANAGERS
                                           SERIES     SERIES    EQUITY SERIES    SERIES    SERIES    SERIES*    SERIES*
                                           -------   --------   --------------   -------   ------   ---------   --------
Management Fee...........................    .75%      .70%           .90%         .75%     .75%       .75%       .75%
Other Expenses...........................    .13%      .07%           .40%         .06%     .05%       .15%       .15%
                                             ---       ---           ----          ---      ---        ---        ---
         Total Series Operating
           Expenses......................    .88%      .77%          1.30%         .81%     .80%       .90%       .90%

------------
* Without the applicable expense cap or expense deferral arrangement (described below), Total Series Operating Expenses for the year ended December 31, 1999 would have been: MFS Investors Series, 2.03%; and MFS Research Managers Series, 2.03%, both on an annualized basis since the Series' start date of April 30, 1999. In 1999 the management fee for the Loomis Sayles Small Cap Series was 1.00%, and Total Series Operating Expenses were capped at 1.00%. Without the expense cap, Total Series Operating Expenses would have been 1.10%.

    Our affiliate, New England Investment Management, Inc., advises the series of the Zenith Fund except for the Capital Growth Series. New England Investment Management voluntarily limits the expenses (other than brokerage costs, interest, taxes or extraordinary expenses) of certain series with either an expense cap or expense deferral arrangement. Under the expense cap, New England Investment Management bears expenses of the Loomis Sayles Small Cap Series that exceed 1.00% of average daily net assets. Under the expense deferral agreement, New England Investment Management bears expenses of the Harris Oakmark Mid Cap Value, Morgan Stanley International Magnum Equity, MFS Investors, and MFS Research Managers Series that exceed .90% of average daily net assets (1.30% for the Morgan Stanley International Magnum Equity Series) in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. New England Investment Management may end these expense limits at any time.

    MetLife is the investment advisor for the Portfolios of the Metropolitan Series Fund, Inc. The Portfolios pay investment management fees to MetLife and also bear other expenses. The chart below shows the total operating expenses of the Portfolios based on the year ended December 31, 1999 and current expense subsidies (in the case of the Putnam Large Cap Growth Portfolio, anticipated expenses for 2000) as a percentage of Portfolio net assets.

                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES      EXPENSES
---------                                                     ----------    --------    ------------
Putnam Large Cap Growth.....................................     .80%         .20%         1.00%*
Janus Mid Cap...............................................     .67%         .04%          .71%
Russell 2000 Index..........................................     .25%         .30%          .55%*

------------
* MetLife voluntarily pays expenses (other than the management fee, brokerage commissions, taxes, interest and other loan costs, and any unusual one-time expenses) of the Putnam Large Cap Growth Portfolio that exceed .20% of net assets until the earlier of (i) July 1, 2002 and (ii) the date when the Portfolio's net assets reach $100 million. Without this subsidy, the anticipated total annual expenses of the Putnam Large Cap Growth Portfolio would be 1.39%. MetLife also paid such expenses that exceeded .20% of net assets for the Russell 2000 Index Portfolio until December 3, 1999. Without this subsidy the total annual expenses of the Russell 2000 Index Portfolio for 1999 would have been .89%. Beginning February 22, 2000, MetLife is paying such expenses that exceed .30% of the Russell 2000 Index Portfolio's net assets until the earlier of (i) April 30, 2001 and (ii) the date when the Portfolio's assets reach $200 million. Total Annual Expenses for the Russell 2000 Index Portfolio are shown as if this subsidy was in effect for the entire current year. MetLife can terminate these arrangements at any time upon notice to the Board of Directors and to Fund shareholders.

    The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear other expenses. For the year ended December 31, 1999, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:

                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES      EXPENSES
---------                                                     ----------    --------    ------------
VIP Equity-Income...........................................    .48%         .09%           .57%*
VIP Overseas................................................    .73%         .18%           .91%*
VIP High Income.............................................    .58%         .11%           .69%
VIP II Asset Manager........................................    .53%         .10%           .63%*

------------
* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .56% for VIP Equity-Income Portfolio, .87% for VIP Overseas Portfolio and .62% for VIP II Asset Manager Portfolio.

    An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some advisers and/or affiliates may pay us more than others. New England Securities may also receive brokerage commissions on securities transactions initiated by an investment adviser.

    See "Charges and Expenses".

                              HOW THE POLICY WORKS

PREMIUM PAYMENTS

* Flexible

* Planned premium options
 - Minimum premium (in first five Policy years)

CHARGES FROM PREMIUM PAYMENTS

* Sales Load: 4% (3% for certain larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans).

* State Premium Tax Charge: 2.5%

* Charge for Federal Taxes: 1%

LOANS

* After the free look period, you may borrow a portion of your cash value


* Loan interest charge is 5.5%. We transfer loaned funds out of the Eligible Funds into the General Account where we credit them with not less than 4.0% interest. (Currently we intend to credit 5.25% interest for Policy years 16 through 25, and 5.40% thereafter.)


RETIREMENT BENEFITS

* Fixed settlement options are available for policy proceeds

CASH VALUES

* Net premium payments invested in your choice of Eligible Fund investments or the Fixed Account (after an initial period in the Zenith Money Market Sub-Account)

* The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

* We do not guarantee the cash value invested in the Eligible Funds

* Any earnings you accumulate are generally free of any current income taxes


* You may change the allocation of future net premiums at any time. You may transfer funds among investment options (and to the Fixed Account) after the free look period. Currently we do not limit the number of sub-account transfers you can make in a Policy year. We limit the timing, frequency and amount of transfers from (and in some cases to) the Fixed Account


* You may allocate your cash value among a maximum of ten accounts at any time

DEATH BENEFIT

* Level or Variable Death Benefit Options

* Guaranteed not to be less than face amount (less any loan balance) during first five Policy years if the five-year Minimum Premium guarantee is in effect.

* Income tax free to named beneficiary

DAILY DEDUCTIONS FROM ASSETS


* Mortality and expense risk charges of .25% (guaranteed not to exceed .50%) on an annual basis are deducted from the cash value. For larger Policies and Policies sold in certain business situations or to certain tax-qualified pension plans, charge is currently .20% rather than .25%


* Investment advisory fees and other expenses are deducted from the Eligible Fund values

BEGINNING OF MONTH CHARGES

* We deduct the cost of insurance protection (reflecting any substandard risk or automatic issue rating) from the cash value each month

* Any Rider Charges

* Policy Fee: $15.00 (not to exceed $15.00) per month (first year) and $5.00 (not to exceed $7.00) per month thereafter. For Policies sold to tax-qualified pension plans charge is currently $6.00 per month after first year.

* Administrative Charge: $.08 (guaranteed not to exceed $.08) per $1000 face amount monthly (first year) and $.02 (guaranteed not to exceed $.04) per $1000 face amount monthly (after first year). For Policies sold to tax-qualified pension plans charge is currently $.03 per $1,000 after first year.

SURRENDER CHARGES

* Deferred Sales Charge and Deferred Administrative Charge (see page A-15)

LIVING BENEFITS

* If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits

* You may surrender the Policy at any time for its cash surrender value

* Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender

* Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

* Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S HOME OFFICE

    We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Home Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.

NELICO

    NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

    The following chart illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.


NELICO
(Insurance company subsidiary of MetLife)
We deduct charges.
We allocate net premiums and net unscheduled payments to your choice of sub-accounts in the Variable Account or to the Fixed Account.
Premiums and Unscheduled Payments
Fixed Account
VARIABLE ACCOUNT
Zenith Capital Growth Sub-Account
Zenith Back Bay Bond Income Sub-Account
Zenith Back Bay Money Market Sub-Account
Zenith Back Bay Managed Sub-Account
Zenith Westpeak Stock Index Sub-Account
Zenith Westpeak Growth and Income Sub-Account
Zenith Loomis Sayles Small Cap Sub-Account
Zenith Balanced Sub-Account
Zenith Alger Equity Growth Sub-Account
Zenith Davis Venture Value Sub-Account
Zenith Harris Oakmark Mid Cap Value Sub-Account
Zenith Morgan Stanley International Magnum Equity Sub-Account
Zenith MFS Investors Sub-Account
Zenith MFS Research Managers Sub-Account
Metropolitan Putnam Large Cap Growth Sub-Account
Metropolitan Janus Mid Cap Sub-Account
Metropolitan Russell 2000 Index Sub-Account
VIP Equity-Income Sub-Account
VIP Overseas Sub-Account
VIP High Income Sub-Account
VIP II Asset Manager Sub-Account
Sub-accounts buy shares of the Eligible Funds.
NEW ENGLAND ZENITH FUND
Capital Growth Series
Back Bay Advisors Bond Income Series
Back Bay Advisors Money Market Series
Back Bay Advisors Managed Series
Westpeak Stock Index Series
Westpeak Growth and Income Series
Loomis Sayles Small Cap Series
Balanced Series
Alger Equity Growth Series
Davis Venture Value Series
Harris Oakmark Mid Cap Value Series
Morgan Stanley International Magnum Equity Series
MFS Investors Series
MFS Research Managers Series
Metropolitan Series Fund, Inc.*
Putnam Large Cap Growth Portfolio
Janus Mid Cap Portfolio
Russell 2000 Index Portfolio
VIP
Equity-Income Portfolio
Overseas Portfolio
High Income Portfolio
VIP II
Asset Manager Portfolio
Eligible Funds buy portfolio investments to support values and benefits of the Policies.
* Availability of the Portfolios of the Metropolitan Series Fund, Inc. is subject to any necessary state insurance department approvals.

                           POLICY VALUES AND BENEFITS

DEATH BENEFIT

    If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary.

    DEATH BENEFIT OPTIONS. When you apply for a Policy, you choose between two death benefit options.

    The Option 1 (Face Amount) death benefit is equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

    The Option 2 (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

    To meet the Internal Revenue Code's definition of life insurance, the death benefit will not be less than a certain multiple of the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death. (See Appendix F.) This means that, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums").


    TERM RIDER "IN" OR "OUT." If you add a Level Term Insurance Rider to the Policy, you can have the face amount of the rider added to the face amount of the Policy for purposes of calculating the Option 1 or Option 2 death benefit. Your election is irrevocable. If you include the rider coverage in the calculation of the death benefit ("inside term"), the Policy may provide greater potential for cash value to grow relative to the death benefit. If you do not include the rider coverage in the calculation of the death benefit ("outside term"), the Policy may provide greater potential for a higher death benefit relative to the cash value (as described above); also, you may be able to convert "outside term", (but not "inside term") coverage to permanent insurance. If you choose "outside term", any death benefit increases required by the Internal Revenue Code will be triggered earlier than would be the case with "inside term". These increases lead to a higher death benefit and higher cost of insurance charges.


DEATH PROCEEDS PAYABLE

    The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by the amount due, to cover unpaid Monthly Deductions to the date of death. (See "Lapse and Reinstatement".) We increase the death proceeds (1) by any rider benefits payable and (2) by any Monthly Deduction made for a period beyond the date of death, unless we already included this amount in the death benefit calculation because of Federal tax law requirements (see "Death Benefit Options" above and Appendix F).

    We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit. (See "Limits to NELICO's Right to Challenge the Policy").

CHANGE IN DEATH BENEFIT OPTION

    After the first Policy year, you may change your death benefit option by written request to our Home Office. The request will be effective on the date we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".)

    If you change from Option 1 (Face Amount) to Option 2 (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $100,000 requires our consent; however, special rules apply for some business situations and for tax-qualified pension plans. We may also decrease any rider benefits under the Policy. A partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. There is no Surrender Charge for a face amount reduction or partial surrender on a change from Option 1 to Option 2.

    If you change from Option 2 (Face Amount Plus Cash Value) to Option 1 (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.

EXTENDING THE MATURITY DATE

    In all states where it is approved, we will issue your Policy with an extended maturity endorsement. If endorsed, the Policy will not mature until the date of the insured's death. The death benefit we pay on and after the original Maturity Date depends on the insured's issue age.

    If the insured's issue age was below 81 the endorsement extends the face amount of the Policy. It provides that the death benefit on and after the original Maturity Date is the greater of (1) the cash value on the date of death
                              -------
and (2) the Policy face amount at the original Maturity Date, or at age 80, whichever is less. If the insured's issue age was above 80 the death benefit we pay on and after the original Maturity Date equals the cash value on the date of death.

    Currently, we do not make Monthly Deduction charges after the original Maturity Date. You cannot pay premiums after the original Maturity Date unless necessary to prevent lapse of the Policy. All Policy riders (except the extended maturity endorsement) terminate on the original Maturity Date.

    The tax consequences of the endorsement are unclear, and you should consult a tax advisor about them. For more information about the extended maturity option, contact us or your registered representative.

CASH VALUE

    Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

    -- net premium payments

    -- the net investment experience of the Policy's sub-accounts

    -- interest credited to cash value in the Fixed Account

    -- interest credited to amounts held in the general account for a Policy loan

    -- the death benefit option you choose

    -- Policy charges

    -- partial surrenders

    -- transfers among the sub-accounts and Fixed Account

    We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest) and any Surrender Charge that applies. We add to the net cash value the cost of insurance charge for the remainder of the month. If you surrender in the grace period, we reduce the net cash value by the Monthly Deduction that applies to the date of surrender. (See "Loan Provision", "Surrender Charge", and "Monthly Deduction from Cash Value".)

    The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

NET INVESTMENT EXPERIENCE

    The net investment experience of the Sub-Accounts affects the Policy's cash value and, in some cases, the death benefit. We determine the net investment experience of each Sub-Account as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

    A Sub-Account's net investment experience for any period is based on the investment experience of the underlying Eligible Fund shares for the same period, reduced by the charges against the Sub-Account (currently only the mortality and expense risk charge) for that period.

    The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund.

ALLOCATION OF NET PREMIUMS

    Your cash value is held in the general account of NELICO or an affiliate until we issue the Policy. We credit the first net premium with net investment experience equal to that of the Zenith Back Bay Money Market Sub-Account from the investment start date until the later of 45 days after the date Part I of the application is signed or 10 days after we mail the Notice of Withdrawal Right. (The "investment start date" is defined below.) Then, we allocate the cash value to the Sub-Accounts and/or the Fixed Account as you choose. You can allocate to a maximum of ten accounts (including the Fixed Account) at any one time.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

    INVESTMENT START DATE. The investment start date is the latest of: the date when we first receive a premium payment for the Policy, the date Part II of the Policy application is signed (if any is required) and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by the Home Office or by a NELICO agency if earlier.)

    PREMIUM WITH APPLICATION. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II (if any) of the application is signed and receipt of the premium payment. In that case, the Policy Date and investment start date are the same. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may only make one premium payment before the Policy is issued.

    If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited period that usually begins when we receive the premium for the Policy (or, if later, on the date when Part II of the application is signed). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 for standard and preferred risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable). These provisions vary in some states.

    If we issue a Policy, Monthly Deductions begin from the Policy Date, even if we delayed the Policy's issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made.

    PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, the Policy Date is usually five days after issue. The investment start date is the later of the Policy Date and the date we received the premium. Monthly Deductions begin on the Policy Date. We credit interest at a 4% net rate on the net Minimum Premium (see "Premiums") for any period between the Policy Date and the investment start date. Insurance coverage under the Policy begins when we receive the Minimum Premium due for the first quarter (or on receipt of the number of monthly payments due under NELICO's Master Service Account arrangement.)

    BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. Backdating in some cases causes a higher Surrender Charge if it results in the Surrender Charge being based on a lower age bracket. (See "Surrender Charge".) For a backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net rate for that period.

RIGHT TO RETURN THE POLICY

    You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within 10 days (more in some states) after you receive the Policy or within 10 days after we mail the Notice of Withdrawal Right, whichever is latest. You may return the Policy to us or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund any premiums paid (or any other amount that is required by state insurance law).

STATE VARIATIONS

    Certain Policy features, such as the "Right to Return the Policy", may vary by state. You should read the Policy carefully for any variations in your state.

                              CHARGES AND EXPENSES

    The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

    We deduct a 4% sales charge from premiums.

    The sales charge is 3% rather than 4% for:

    -- Policies used in a business situation (defined in "Availability of the Policy") or a tax-qualified pension plan where either (1) the average face amount is at least $500,000 or (2) the Policies are issued on the lives of at least 25 persons and the average face amount is at least $250,000.

    --  All other Policies with a face amount of at least $500,000.

    For this purpose, the face amount includes the face amount of any Level Term Insurance Rider.

    During the first 11 Policy years (less for older insureds), if you surrender or lapse the Policy, reduce the face amount or make a partial surrender that reduces the face amount, a Deferred Sales Charge also applies. (See "Surrender Charge" below.)


    We may reduce sales charges for Policies sold to some group or sponsored arrangements. We offer a program under which you may exchange certain fixed-benefit life insurance policies that New England Mutual or NELICO issued for the Policies without a deduction for the sales charge, state premium tax and federal premium tax charges (see below) from the amount of cash value that you transfer to the Policy. Eligibility conditions apply. Your registered representative can advise you regarding terms and availability of the program.

    STATE PREMIUM TAX CHARGE. We deduct 2.5% from each premium for state premium taxes and administrative expenses. Premium taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

    FEDERAL PREMIUM TAX CHARGE. We deduct 1% from each premium for our federal income tax liability related to premiums.

    EXAMPLE: The following chart shows the net amount that we would allocate to the Variable Account assuming a premium payment of $2,000.

             NET
PREMIUM    PREMIUM
-------    -------
$2,000     $2,000
            - 150     (7.5% X 2,000 = total sales and premium tax charge)
           -------
           $1,850     Net Premium

SURRENDER CHARGE

    If, during the first eleven policy years, you surrender or lapse your Policy, reduce the face amount, or make a partial surrender that reduces the face amount, then we will deduct a Surrender Charge from the cash value. (For insureds whose issue age is 66 to 75 at issue of the Policy, the Surrender Charge period is nine years, and for insureds whose issue age is 76 to 85, five years.) The Surrender Charge includes a Deferred Sales Charge and a Deferred Administrative Charge. The maximum Surrender Charge is shown in your Policy.

    DEFERRED SALES CHARGE. We base the Deferred Sales Charge on a percentage of the Target Premium. The Target Premium varies by issue age, sex and underwriting class of the insured and the Policy's face amount. (To determine the Target Premium, we use the smoker and nonsmoker aggregate classes for all standard smokers and nonsmokers. See "Monthly Charges for the Cost of Insurance" below.)


    For Policies on insureds whose issue age is 55 or less at issue, the Deferred Sales Charge that applies during the first Policy year is equal to 55% of premiums paid up to one Target Premium. The Deferred Sales Charge during the second through fifth Policy years is equal to 72% of premiums paid up to one Target Premium. After the fifth Policy year, the maximum Deferred Sales Charge declines on a monthly basis until it reaches 0% in the last month of the eleventh Policy year. The charge will never exceed 72% of one Target Premium.



                       EXAMPLES -- DEFERRED SALES CHARGES



                                   HYPOTHETICAL                  MAXIMUM DEFERRED
  INSURED                         TARGET PREMIUM                   SALES CHARGE
  -------                   ---------------------------          ----------------
  Male, Age 40                        3,785.00                        2,725.20
  Nonsmoker Preferred
  Face Amount $500,000
  Female, Age 45                      1,101.00                          792.72
  Smoker Preferred
  Face Amount $100,000
  Male, Age 55                       22,910.00                       16,495.23
  Smoker Standard
  Face Amount $1,000,000

    The table below shows the maximum Deferred Sales Charge that applies to Policies covering insureds whose issue age is 55 or less at issue. The table shows the charge that applies if the lapse, surrender or face reduction occurs at the end of each of the Policy years shown.

                                                                                     THE MAXIMUM DEFERRED
                                                       FOR POLICIES WHICH ARE    SALES CHARGE IS THE FOLLOWING
                                                       SURRENDERED, LAPSED OR      PERCENTAGE OF ONE TARGET
                                                           REDUCED DURING                   PREMIUM
                                                       ----------------------    -----------------------------
Entire Policy Year                                                1                             55%
                                                                  2                             72%
                                                                  3                             72%
                                                                  4                             72%
                                                                  5                             72%
Last Month of Policy Years                                        6                             60%
                                                                  7                             48%
                                                                  8                             36%
                                                                  9                             24%
                                                                 10                             12%
                                                                 11                              0%

    For insureds whose issue age is above 55 at issue, the Deferred Sales Charge percentages are less than or equal to those described above, with the maximum charge occurring in Policy years one through five for insureds with an issue age up through 65, in Policy years one through four for insureds with an issue age from 66 through 75, and in Policy years one and two for insureds with an issue age above 75.

    In the case of a partial surrender or reduction in face amount, we deduct any Deferred Sales Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Partial Surrender".) The charge reduces the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each.

    DEFERRED ADMINISTRATIVE CHARGE. The table below shows the Deferred Administrative Charge deducted if you totally or partially surrender, lapse or reduce the face amount of the Policy during the first eleven Policy years.

                                                     FOR POLICIES WHICH ARE
                                                      SURRENDERED, LAPSED           DEFERRED ADMINISTRATIVE
                                                     OR REDUCED DURING THE           CHARGE PER $1,000 OF
                                                       POLICY YEAR SHOWN            BASE POLICY FACE AMOUNT
                                                     ----------------------         -----------------------
Entire Policy year                                              1                            $2.50
Last Month of Policy Year*                                      2                             2.25
                                                                3                             2.00
                                                                4                             1.75
                                                                5                             1.50
                                                                6                             1.25
                                                                7                             1.00
                                                                8                             0.75
                                                                9                             0.50
                                                               10                             0.25
                                                               11                             0.00

------------
* The charge declines monthly after the end of the first Policy year.

    For insureds whose issue age is above 65 at issue, the Deferred Administrative Charge is less than or equal to that in the table above.

MONTHLY DEDUCTION FROM CASH VALUE

    On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

    -- If your Policy is protected against lapse by the five year Minimum Premium guarantee, we make the Monthly Deduction each month unless the cash value equals zero. (See "Premiums".)

    -- If the five year Minimum Premium guarantee is not in effect, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

    The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each.

    The Monthly Deduction includes the following charges:

    POLICY FEE. The Policy fee is currently equal to $15.00 per month in the first Policy year and $5.00 per month thereafter (guaranteed not to exceed $15.00 per month in the first Policy year and $7.00 per month thereafter). The Policy fee is currently $6.00 per month rather than $5.00 after the first Policy year for Policies sold to tax-qualified pension plans.


    ADMINISTRATIVE CHARGE. The Administrative Charge is currently equal to $0.08 per $1,000 of base Policy face amount per month in the first Policy year and $0.02 per $1,000 of base Policy face amount per month thereafter (guaranteed not to exceed $0.08 per $1,000 of base face amount per month in the first Policy year and $0.04 per $1,000 of base face amount per month thereafter). For tax-qualified pension plans the monthly administrative charge after the first Policy year is currently $0.03 per $1,000 of face amount per month rather than $0.02.


    Currently we intend not to charge more than $40 per month ($60 for tax-qualified pension plans) for the Administrative Charge after the first Policy year. This means that after the first year the charge will not apply to the portion of a Policy's face amount above $2 million.

    MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction. The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.

    The guaranteed cost of insurance rates for a Policy depend on the insured's

    --  underwriting class

    --  age on the first day of the Policy year

    --  sex (if the Policy is sex-based).

    The current cost of insurance rates will also depend on

    --  the insured's age at issue

    --  the Policy year

    -- the face amount, including Level Term Insurance (for Policies not sold in a business situation or to a tax-qualified pension plan)

    -- the average face amount (including Level Term Insurance) sold to the group and possibly the number of lives in the group (for Policies sold in a business situation or to a tax-qualified pension plan).

    We guarantee that the rates for underwritten Policies will not be higher than rates based on

    -- the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables") with smoker/nonsmoker modifications, for Policies issued on non-juvenile insureds (age 20 and above at issue)

    -- the 1980 CSO Tables, for Policies issued on juvenile insureds (below age 20 at issue).

    The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively.

    The underwriting classes we use are

    -- for Policies issued on non-juvenile insureds: smoker preferred, smoker standard, smoker aggregate, smoker substandard, nonsmoker preferred, nonsmoker standard, nonsmoker aggregate, nonsmoker substandard, automatic issue smoker and automatic issue nonsmoker

    --  for Policies issued on juvenile insureds: standard and substandard.

    Substandard and automatic issue ratings result in higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 1980 CSO Tables. (See below for a discussion of automatic issue Policies.)

    The three standard smoker and nonsmoker classes are available for underwritten Policies as follows:

    -- smoker and nonsmoker preferred and standard, for Policies with face amounts (including any Level Term Insurance Rider) of $100,000 or more where the issue age is 20 through 75

    -- smoker and nonsmoker aggregate, for Policies with face amounts (including any Level Term Insurance Rider) below $100,000 and for all Policies where the issue age is above 75.

    Within each standard category (smoker and nonsmoker), the preferred class generally offers the best current cost of insurance rates and the standard class generally offers the least favorable current cost of insurance rates.

    Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured. Within a given underwriting class, different current cost of insurance rates will apply if the Policy is sold to a tax-qualified pension plan.

    Currently, the face amount of a Policy or the average Policy face amount for a group may affect a Policy's cost of insurance rates. The current cost of insurance rates generally will be more favorable for a particular insured if:

    -- For a Policy not used in a business situation or in a tax-qualified pension plan, the face amount (including any Level Term Insurance Rider) is at least $500,000.

    -- For a Policy used in a business situation or in a tax-qualified pension plan, either (1) the average face amount (including Level Term Insurance) is at least $500,000, or (2) the Policies are issued on the lives of at least 25 persons and the average face amount (including Level Term Insurance) is at least $250,000.


    We may offer Policies on an automatic issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in a standard class. Therefore, these Policies have their own cost of insurance rates. The automatic issue cost of insurance rates vary based on the same factors that determine underwritten cost of insurance rates, except that the preferred smoker and nonsmoker classes are not available. The cost of insurance rates are guaranteed not to exceed 150% of the 1980 CSO (unisex) Tables (with smoker/nonsmoker modifications for non-juvenile insureds.) Generally the current automatic issue rates will exceed current cost of insurance rates for a comparable underwritten Policy.


    Some group or sponsored arrangements may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of automatic issue or for amounts of insurance above our automatic issue limits. However, they may not choose automatic issue for some members of the group and simplified underwriting for others. There is no extra insurance charge for Policies issued on a simplified underwriting basis. The preferred smoker and nonsmoker classes are not available for these Policies.

    CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

    MORTALITY AND EXPENSE RISK CHARGE. We charge the Sub-Accounts of the Variable Account for our mortality and expense risks.


    Currently, the charge is made daily at an annual rate of .25% of the Sub-Accounts' assets. The charge is reduced to an annual rate of .20% for:



    -- A Policy not used in a business situation or in a tax-qualified pension plan which has a face amount (including any Level Term Insurance Rider) of at least $500,000;



    -- A Policy used in a business situation or in a tax-qualified pension plan where either (1) the average face amount (including Level Term Insurance) is at least $500,000 or (2) the Policies are issued on the lives of at least 25 persons and the average face amount (including Level Term Insurance) is at least $250,000.


We have the right to increase the charge, up to a maximum annual rate of .50%. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

    CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "Charge for NELICO's Income Taxes".)

    ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds. See the "Policy Charges" section under "Introduction to the Policies".

GROUP OR SPONSORED ARRANGEMENTS

    We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are tax-qualified pension plans and non-tax qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

    We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-tax qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

    The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                    PREMIUMS

FLEXIBLE PREMIUMS

    Within limits, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $25 ($10 for payments made through the Master Service Account, described below, or certain other monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum.

    You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You can change your Planned Premium schedule by sending your request to us. However, you cannot increase the amount of your Planned Premium unless we consent, and we may require underwriting.

    You may make payments by check or money order. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account or Nvest Cash Management Trust account. (This is known as the Master Service Account arrangement.)

    Federal tax law limits the amount of premiums that you can pay under the Policy. In addition, if any payments under the Policy exceed the "7-pay test" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay test". (See "Tax Considerations".) You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

    We allocate net payments to your Policy's Sub-Accounts as of the date we receive the payment. (See "Receipt of Communications and Payments at NELICO's Home Office".)

    Under our current processing, we treat a payment first as a Planned Premium, second as repayment of Policy loan interest due, and last as an unscheduled payment, unless you instruct us otherwise in writing. (For Policies issued in New York, we treat a payment as a Planned Premium when a Policy loan is outstanding only if the payment is in the exact amount of the Planned Premium next due; otherwise, we treat it first as repayment of Policy loan interest due, second as a Planned Premium, and last as an unscheduled payment.) We do not treat a payment as repayment of a Policy loan unless you instruct us to.

    If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loan Provision" and "Deductions from Premiums".)

    You can protect your Policy against lapse during the first five Policy years by paying a Minimum Premium.

    MINIMUM PREMIUMS. In general, if you pay the five-year Minimum Premium amount on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance, at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. The guarantee will not apply if you substitute the insured or reinstate the Policy. We recalculate the Minimum Premium if (1) you reduce the face amount or make a partial surrender that reduces the face amount, (2) you increase or decrease rider coverage, or (3) the rating classification for your Policy is improved. We base the Minimum Premium amount (shown in your Policy) on your Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, current Policy charges and any riders to the Policy.

    Under Policies issued in New Jersey, if you have met the requirements for the five-year Minimum Premium death benefit guarantee at the end of the five year guarantee period, the Minimum Premium death benefit guarantee will continue to apply during the sixth Policy year as long as (a) payments made during that Policy year, less partial surrenders and loans made in that year, equal (b) the guaranteed maximum Policy charges plus the applicable Surrender Charge for the sixth Policy year.

LAPSE AND REINSTATEMENT

    LAPSE. Unless your Policy is protected by the five-year Minimum Premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of a premium large enough to pay the amount due. The amount due is the lesser of: a premium large enough to cover the Monthly Deduction and all deductions from the premium; and a premium large enough to permit the five-year Minimum Premium death benefit to be in effect. We will tell you the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the amount due for the period before the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

    REINSTATEMENT. If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

    If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges that vary by duration of the Policy (unlike, for example, cost of insurance charges that vary by age of the insured), we do not count the amount of time that a Policy was lapsed.

                             OTHER POLICY FEATURES

INCREASE IN FACE AMOUNT


    The Policy provides that, after the first Policy year, you may increase the face amount. Currently, we administer requests for increases in face amount by issuing a new Policy with a face amount equal to the requested increase in face amount (an "Increase Policy"). Under Increase Policies, we generally waive the monthly Policy Fee; we usually base the monthly administrative charge on the Policy year of the initial Policy; the minimum required face amount for an Increase Policy is $25,000; and you may reduce the face amount of the Increase Policy to below $25,000. Otherwise, an Increase Policy is subject to the same terms and conditions as Policies we are currently issuing at the time of the increase unless we are required to issue a Policy with the same terms and conditions as the Policy you purchased.


    We may in the future administer face amount increases as increases in the face amount of the initial Policy. A maximum Face Amount Increase Administrative Charge of $2.50 per $1,000 of the face amount increase will apply to each increase when it takes effect. Certain terms and conditions will apply to increases in face amount, as outlined in the Policy. A separate Target Premium amount will apply to the face amount increase, based on the insured's age and underwriting class at the time of the increase. The Policy's Surrender Charge schedule will apply separately to each face amount segment, starting with the effective date of the face amount segment. Monthly Deductions (including cost of insurance charges) will be based on the increase in coverage and will reflect, in whole or in part, any change in risk classification of the insured, according to our rules. (See

"Charges and Expenses".) An increase in face amount may have tax consequences. You should consult a tax advisor before increasing the face amount.

    When increases in the face amount of the initial Policy are available, we will give Policy Owners who have purchased Increase Policies an opportunity to consolidate coverage under initial and Increase Policies. The Face Amount Increase Administrative Charge will not apply to the consolidation. Consolidation of coverage may raise issues under federal tax law. You should consult a tax advisor before requesting a consolidation.

    For Policies issued in some business situations on an automatic issue basis, we may offer annual face amount increases which are related to increases in salary or which are based on a fixed annual percentage (the "Salary Refresh" program). We determine limits on the annual and/or total amount of face increases per Policy that we will permit on an automatic issue basis at issue. Increases over this limit will require underwriting. The Salary Refresh program is not available for Policies with the Option 2 death benefit.

    We may also offer the Salary Refresh program for Policies issued on an underwritten basis in some business situations. Any Salary Refresh face amount increases under these Policies are underwritten in connection with the application for the initial face amount of the Policies, and are subject to limits that we determine at that time.

    The terms and conditions of the Salary Refresh program are contained in our published rules which are furnished at the time of application.

LOAN PROVISION

    You may borrow all or part of the Policy's "loan value" at any time after the Right to Return the Policy period. We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at NELICO's Home Office".) You should contact our Home Office or your registered representative for information on loan procedures.

    The Policy's loan value equals:

    (i) 90% (or more if required by state law) of the Policy's "projected cash value"; minus

    (ii) the Policy's Surrender Charge on the next Planned Premium due date or, if greater, on the date the loan is made; minus

    (iii)  loan interest to the next loan interest due date.

    The "projected cash value" is the cash value projected to the next Policy anniversary or, if earlier, to the next Planned Premium due date, at a 4% rate and using current Policy charges. The loan value available is reduced by any outstanding loan plus interest. We currently intend to base the loan value on 100% of the Policy's projected cash value, rather than 90%, for Policy years 16 and after.


    EXAMPLE: Using the Policy illustrated on page A-40 assume that the Policy's Planned Premiums have been paid and that the Policy's Sub-Accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.95%). After the premium payment on the 10th Policy anniversary, the maximum amount that you could borrow would be determined as follows under (i) an annual premium payment schedule and (ii) a quarterly premium payment schedule:



                                                              ANNUAL     QUARTERLY
                                                              -------    ---------
(1)  Cash Value after Premium Payment on 10th Policy
  Anniversary...............................................  $15,494     $14,439
(2)  Cash Value Projected at a Constant Annual Rate of
Return of 4% to the
     (a) 11th Policy Anniversary............................   15,911
     (b) Next Planned Premium Due Date......................               14,531
(3)  90% of Amount Calculated in (2)........................   14,320      13,078
(4)  Amount Calculated in (3), Reduced by the Applicable
  Surrender Charge..........................................   14,214      12,972
(5)  Amount Calculated in (4), Reduced by Loan Interest to
  the Next Interest Due Date................................   13,473      12,296


    A Policy loan reduces the Policy's cash value in the Sub-Accounts by the amount of the loan. A loan repayment increases the cash value in the Sub-Accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans first to the Sub-Accounts of the Variable Account in proportion to the cash value in each, and then the Fixed Account. We allocate loan repayments first to the outstanding loan balance attributed to the Fixed Account and then to the Sub-Accounts of the Variable Account in proportion to the cash value in each.

    The interest rate charged on Policy loans is an effective rate of 5.5% per year (using simple interest during the year). Interest accrues daily and is due on the Policy anniversary. If not paid at that time, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the amount in each. The amount we take from the Policy's Sub-Accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. The rate we currently credit is 4% per year for the first 15 Policy years, 5.25% for Policy years 16 through 25, and 5.40% thereafter. (You should consult a tax advisor as to the tax consequences associated with a Policy loan outstanding after the first 15 Policy years.) We credit this interest amount to the Policy's Sub-Accounts annually, in proportion to the cash value in each.


    The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

    If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".)

    If Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if the Surrender Charge would be greater, on the date the calculation is made), we notify you that the Policy is going to terminate. (This is called an "excess Policy loan". We test for an excess Policy loan on each monthly processing date and in connection with other Policy processing transactions.) The Policy terminates without value 62 days after we mail the notice unless you pay us the excess Policy loan amount within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)

    Department of Labor regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. See "Tax Considerations".

SURRENDER

    You may surrender a Policy for its net cash value at any time while the insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive the surrender request. The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) We increase the net cash value paid on surrender by the portion of any cost of insurance charge we deducted for the period beyond the date of surrender. If you surrender the Policy during the grace period, we reduce the net cash value by an amount to cover the Monthly Deduction to the date of surrender. You may apply all or part of the net cash value to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

    You may make a partial surrender of the Policy after the Right to Return the Policy period, to receive a portion of its net cash value. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Target Premium, on which we base any future Surrender Charges. A partial surrender may also reduce rider benefits. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

    We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 75% of the Policy's net cash value per year, if there is sufficient available loan value. (In some business situations or for some tax-qualified pension plans we may permit you to withdraw a higher percentage of the net cash value.)

    We deduct any Surrender Charge that applies to the partial surrender from the Policy's remaining cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge that can be applied under your Policy.

    You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums".

    A partial surrender first reduces the Policy's cash value in the Sub-Accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. (See "The Fixed Account" below.) We determine the amount of net cash value paid upon partial surrender as of the date when we receive a request. You can contact your registered representative or the Home Office for information on partial surrender procedures.

    A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax advisor regarding the tax consequences. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

    You may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which pays a portion of the Policy's net cash value to you.)

    If you decrease the face amount of your Policy, we also decrease the Target Premium, on which we base any future Surrender Charges. We deduct any Surrender Charge that applies from the Policy's cash value when you reduce its face amount.

    A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit unless we deducted a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable because it will not reduce your death benefit or cost of insurance charges and may result in a Surrender Charge.) We also may decrease any rider benefits attached to the Policy. The face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent; special rules apply in business situations.

    A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy. In these cases, you may need a partial surrender of cash value to comply with Federal tax law.

    A face amount reduction takes effect as of the date when we receive a request. You can contact your registered representative or the Home Office for information on face reduction procedures.

    A reduction in the face amount of a Policy may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

INVESTMENT OPTIONS

    You can allocate your Policy's premiums among the Sub-Accounts of the Variable Account and the Fixed Account in any combination, as long as you choose no more than 10 accounts (including the Fixed Account) at any one time. The Policy provides that you must allocate a minimum of 10% of the premium to each Sub-Account selected in whole percentages; currently we will permit you to allocate any whole percentage to a Sub-Account. You can allocate your Policy's cash value among no more than 10 accounts (including the Fixed Account) at any one time.

    You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Receipt of Communications and Payments at NELICO's Home Office.")

    See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION


    After the Right to Return the Policy period, you may transfer your Policy's cash value between Sub-Accounts. We reserve the right to limit sub-account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of sub-account transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. We treat all Sub-Account transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at NELICO's Home Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".


    We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisors or registered representatives acting under power(s) of attorney from one or more Policy owners. In addition, the Metropolitan Series Fund, Inc. may restrict or refuse purchases or redemptions of shares in its Portfolios as a result of certain market timing activities. You should read the prospectuses of these Eligible Funds for more details.

    You may request a Sub-Account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.

DOLLAR COST AVERAGING

    We plan to offer an automated transfer privilege called dollar cost averaging. The same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.


    Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each period (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your allocation of cash value to no more than 10 accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each account that you select under this feature. If we exercise our right to limit the number of transfers in the future, transfers made under the dollar cost averaging program may count against the transfers allowed in a Policy year. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting our Home Office. You may participate in the dollar cost averaging program while you are participating in the asset rebalancing program as long as the Sub-Account from which you are transferring cash value under the dollar cost averaging program is not included in the asset rebalancing program. (See "Asset Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature.


    Ask your registered representative about the availability of this feature.

ASSET REBALANCING

    We plan to offer an asset rebalancing program for cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those Sub-Accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.


    You can select an asset rebalancing program when you apply for the Policy or at a later date by contacting our Home Office. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts. You may participate in the asset rebalancing program while you are participating in the dollar cost averaging program as long as the Sub-Account from which you are transferring cash value under the dollar cost averaging program is not included in the asset rebalancing program. (See "Dollar Cost Averaging" above). On the last day of each period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Home Office. If we exercise our right to limit the number of transfers in the future, transfers made under the asset rebalancing program may count against the transfers allowed in a Policy year. There is no extra charge for this feature.


    Ask your registered representative about the availability of this feature.

SUBSTITUTION OF INSURED PERSON

    Subject to state insurance department approval, we offer a rider benefit that permits you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to some restrictions and may result in a cost or credit to you. This feature is not available to tax-qualified pension plans. A substitution of the insured person is a taxable exchange. In addition, a substitution of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law and, therefore, may require a partial surrender of cash value. (No Surrender Charge will apply.)

    Your registered representative can provide current information on the availability of the rider. You should consult your tax advisor before substituting the insured person under your Policy.

PAYMENT OF PROCEEDS

    We ordinarily pay any net cash value, loan value or death benefit proceeds from the Sub-Accounts within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at NELICO's Home Office".) However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that an emergency exists that makes payments or Sub-Account transfers impractical, or
(iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

    We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.


    The beneficiary can elect our Total Control Account program for payment of death proceeds at any time before we pay them. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account gives convenient access to the proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.


    Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

24 MONTH RIGHT

    GENERAL RIGHT. Generally, during the first 24 months after the Policy's issue date, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us. Increase Policies have the same 24 Month Right.


    You may exercise this privilege only once within 24 months after issue. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").


    The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Month Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your exercise of the 24 Month Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your exercise of the 24 Month Right.

    FOR POLICIES ISSUED IN MARYLAND AND NEW JERSEY. Under Policies issued in Maryland and New Jersey, you can exchange the face amount of your Policy for a fixed benefit life insurance policy provided that you repay any policy loans and
(1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. The new policy will have the same issue age, underwriting class and policy date as the variable life policy had. We will attach any riders to the original Policy to the new policy if they are available.

    Contact us or your registered representative for more specific information about the 24 Month Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

    GROUP OR SPONSORED ARRANGEMENTS. For a Policy issued to some group or sponsored arrangements, we offer the additional option of exchanging the Policy at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. (Availability of this feature depends on state insurance department approval. It is not available to any tax-qualified pension plan.) Contact us or your registered representative for more information about this feature.

PAYMENT OPTIONS

    We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or the Home Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.

    The following payment options are available:

    (i)INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

    (ii)LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

    (iii)LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

    (iv)INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

    (v)SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

    (vi)LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

    You need our consent to use an option if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

    You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

    There may be circumstances in which it will be to your economic advantage to include a significant portion or percentage of your insurance coverage under a level term insurance rider. In many other circumstances, it may be in your interest to obtain a Policy without term rider coverage. These circumstances depend on many factors, including the premium levels and amount and duration of coverage you choose, as well as the age, sex and risk classification of the insured.

    Reductions in or elimination of term rider coverage do not trigger a Surrender Charge, and use of a term rider generally reduces sales compensation. Your registered representative can provide you more information on the uses of term rider coverage.

    The following riders are available:

    LEVEL TERM INSURANCE, which provides term insurance.

    WAIVER OF MONTHLY DEDUCTION, which provides for waiver of Monthly Deductions upon the disability of the insured.

    TEMPORARY TERM INSURANCE, which provides for insurance from the date of issue to the Policy Date.

    CHILDREN'S INSURANCE, which provides insurance on the life of the insured's children.

    Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

POLICY OWNER AND BENEFICIARY

    The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

    The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

    A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or the Home Office for the procedure to follow.

    You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                              THE VARIABLE ACCOUNT

    We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

    Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we may conduct. We believe this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values under our variable life insurance policies issued by the Variable Account. We may transfer to our general account assets which exceed the reserves and other liabilities of the Variable Account. We will consider any possible adverse impact such a transfer might have on the Variable Account.

    Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

    Sub-Accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:

    The Zenith Back Bay Advisors Money Market Series. Its investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.

    The Zenith Back Bay Advisors Bond Income Series. Its investment objective is a high level of current income consistent with protection of capital.

    The Zenith Capital Growth Series. Its investment objective is the long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

    The Zenith Westpeak Stock Index Series. Its investment objective is investment results that correspond to the composite price and yield performance of the S&P 500 Index.

    The Zenith Back Bay Advisors Managed Series. Its investment objective is a favorable total return through investment in a diversified portfolio.

    The Zenith Westpeak Growth and Income Series. Its investment objective is long-term total return through investment in equity securities.

    The Zenith Harris Oakmark Mid Cap Value Series (formerly, the Goldman Sachs Midcap Value Series). Its investment objective is long-term capital appreciation.

    The Zenith Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stocks or their equivalents.

    The Zenith Balanced Series (formerly, the Loomis Sayles Balanced Series). Its investment objective is long-term total return from a combination of capital appreciation and current income.

    The Zenith Morgan Stanley International Magnum Equity Series. Its investment objective is long-term capital appreciation through investment primarily in international equity securities. In addition to the risks associated with equity securities generally, foreign securities present additional risks.

    The Zenith Davis Venture Value Series. Its investment objective is growth of capital.

    The Zenith Alger Equity Growth Series. Its investment objective is long-term capital appreciation.

    The Zenith MFS Investors Series. Its investment objective is reasonable current income and long-term growth of capital and income.

    The Zenith MFS Research Managers Series. Its investment objective is long-term growth of capital.

    The Metropolitan Putnam Large Cap Growth Portfolio.* Its investment objective is capital appreciation.

    The Metropolitan Janus Mid Cap Portfolio.* Its investment objective is long-term growth of capital.

    The Metropolitan Russell 2000 Index Portfolio.* Its investment objective is to equal the return of the Russell 2000 Index.

    The VIP Equity-Income Portfolio. It seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

    The VIP Overseas Portfolio. It seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

    The VIP High Income Portfolio. It seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

    The VIP II Asset Manager Portfolio. It seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.
------------
 * Availability of these Portfolios is subject to any necessary state insurance department approvals.

    WE INTEND TO SUBSTITUTE SHARES OF THE PUTNAM INTERNATIONAL STOCK PORTFOLIO OF THE METROPOLITAN SERIES FUND, INC. FOR SHARES OF THE MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES OF THE NEW ENGLAND ZENITH FUND ONCE WE RECEIVE NECESSARY REGULATORY APPROVAL (CURRENTLY ANTICIPATED DURING THE FOURTH QUARTER OF 2000).

    The Zenith Fund and the Metropolitan Series Fund, Inc. are open-end management investment companies, more commonly known as mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO, and other life insurance companies.

    VIP and VIP II are mutual funds that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.

    The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

    The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks, is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

    The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

INVESTMENT MANAGEMENT

    The chart below shows the adviser and sub-adviser for each series of the Zenith Fund. New England Investment Management, which is an indirect, wholly-owned subsidiary of NELICO, CGM, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

              SERIES                               ADVISER                              SUB-ADVISER
              ------                               -------                              -----------
Capital Growth                      Capital Growth Management Limited
                                    Partnership ("CGM")*
Back Bay Advisors Money Market      New England Investment Management,       Back Bay Advisors, L.P.*
                                    Inc.
Back Bay Advisors Bond Income       New England Investment Management,       Back Bay Advisors, L.P.*
                                    Inc.
Back Bay Advisors Managed           New England Investment Management,       Back Bay Advisors, L.P.*
                                    Inc.
Westpeak Stock Index                New England Investment Management,       Westpeak Investment Advisors,
                                    Inc.                                     L.P.*
Westpeak Growth and Income          New England Investment Management,       Westpeak Investment Advisors,
                                    Inc.                                     L.P.*
Loomis Sayles Small Cap             New England Investment Management,       Loomis, Sayles & Company, L.P.*
                                    Inc.
Balanced                            New England Investment Management,       Wellington Management Company, LLP
                                    Inc.
Morgan Stanley International        New England Investment Management,       Morgan Stanley Dean Witter
  Magnum Equity                     Inc.                                     Investment Management Inc.
Harris Oakmark Mid Cap Value        New England Investment Management,       Harris Associates L.P.*
                                    Inc.
Davis Venture Value                 New England Investment Management,       Davis Selected Advisers, L.P.**
                                    Inc.
Alger Equity Growth                 New England Investment Management,       Fred Alger Management, Inc.
                                    Inc.
MFS Investors                       New England Investment Management,       Massachusetts Financial Services
                                    Inc.                                     Company
MFS Research Managers               New England Investment Management,       Massachusetts Financial Services
                                    Inc.                                     Company

------------
 * An affiliate of NELICO
** Davis Selected may also delegate any of its responsibilities to Davis
   Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.

    In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Harris Oakmark Mid Cap Value Series and Loomis Sayles Small Cap Series, New England Investment Management became the adviser on May 1, 1995. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Dean Witter Investment Management became the sub-adviser. The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

    MetLife is the investment adviser for the Metropolitan Series Fund Portfolios. Putnam Investment Management, Inc. is the sub-investment manager of the Putnam Large Cap Growth Portfolio. Janus Capital Corporation is the sub-investment manager of the Janus Mid Cap Portfolio. For more information regarding the investment adviser and sub-investment managers of the Metropolitan Series Fund Portfolios, see the Metropolitan Series Fund prospectus attached at the end of this prospectus and its Statement of Additional Information.

    Fidelity Management & Research Company ("FMR") is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income and VIP II Asset Manager Portfolios and FMR, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.

                               THE FIXED ACCOUNT

    THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT. IT IS NOT AVAILABLE UNDER POLICIES ISSUED IN NEW JERSEY.

    You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

    Our general account includes all of our assets except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the Fixed Account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

    We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. Any loan repayment allocated to the Fixed Account is credited with the lesser of our current interest rate and the effective interest rate for your Policy's cash value in the Fixed Account on the date of the repayment. The Fixed Account effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

    Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Sub-Accounts in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

    Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

    We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

    Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. (See "Other Policy Features".) The following special rules apply to the Fixed Account.

    TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT ONLY IF WE RECEIVE THE TRANSFER REQUEST WITHIN THE 30 DAY PERIOD AFTER THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR HOME OFFICE.


    THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among Sub-Accounts and from the Sub-Accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New York). We currently do not limit the number of these transfers in a Policy year.

    Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Sub-Accounts and not the Fixed Account. If there is not enough cash value in the Policy's Sub-Accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's Sub-Accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the Sub-Accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

    Unless you request otherwise, we take partial surrenders only from the Policy's Sub-Accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

    We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                        NELICO'S DISTRIBUTION AGREEMENT

    We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"). New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

    New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

    We pay the following commissions and/or service fees to the selling agent: a maximum of 50% of the Commission Breakpoint Premium paid in the first Policy year, a maximum of 5% in Policy years two through ten, and a maximum of 3% thereafter. Agents receive a maximum commission of 3% of each payment in excess of the Commission Breakpoint Premium in any year. For Policies sold in connection with certain executive benefit plans the maximum commissions are: 20% of the Commission Breakpoint Premium in the first Policy year, 10% in Policy years two through ten, and 2% thereafter. For these Policies we will pay a maximum commission of 3.5% of each payment in excess of the Commission Breakpoint Premium in Policy years one through ten, and 2% of such excess premiums thereafter. Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation. Agents may receive a portion of the general agent's expense reimbursement allowance.

    New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, commissions paid to the broker-dealer on behalf of the registered representative will not exceed those described above. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for the particular Policy year. We pay commissions through the registered broker-dealer, and may pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

                LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

    Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application.

MISSTATEMENT OF AGE OR SEX

    If the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

SUICIDE

    If the insured commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

                               TAX CONSIDERATIONS

INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policies should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard or automatic issue basis and Policies with term riders added, and it is not clear whether such Policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

    In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts, due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

    In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

    The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

    IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

    Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

    If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

        (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

    If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

    Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy years are less clear and a tax adviser should be consulted about such loans.

    Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

    INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

    POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

    MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

    OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

    The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

    If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

    Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

    Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

    We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

    POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

    Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

    Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                   MANAGEMENT

    The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO


        NAME AND PRINCIPAL                           PRINCIPAL BUSINESS EXPERIENCE
         BUSINESS ADDRESS                              DURING THE PAST FIVE YEARS
        ------------------                           -----------------------------
James M. Benson...................    Chairman, President and Chief Executive Officer of NELICO
                                      since 1998 and President, Individual Business of
                                        Metropolitan Life Insurance Company since 1999; formerly,
                                        Director, President and Chief Operating Officer 1997-1998
                                        of NELICO; President and Chief Executive Officer 1996-1997
                                        of Equitable Life Assurance Society; President and Chief
                                        Operating Officer 1996-1997 of Equitable Companies, Inc.;
                                        President and Chief Operating Officer 1994-1996 of
                                        Equitable Life Assurance Society.
Susan C. Crampton.................    Director of NELICO since 1996 and serves as Principal of The
  6 Tarbox Road                       Vermont Partnership, a business consulting firm located in
  Jericho, VT 05465                     Jericho, Vermont since 1989; formerly, Director 1989-1996
                                        of New England Mutual.
Edward A. Fox.....................    Director of NELICO since 1996 and Chairman of the Board of
  R.R. Box 67-15                      SLM Holdings since 1997; formerly, Director 1994-1996 of New
  Harborside, ME 04642                  England Mutual.
George J. Goodman.................    Director of NELICO since 1996 and author, television
  Adam Smith's Global Television      journalist, and editor.
  50th Floor, Craig Drill Capital
  General Motors Building
  767 Fifth Street
  New York, NY 10153
Dr. Evelyn E. Handler.............    Director of NELICO since 1996 and President of Merrimack
  Ten Sterling Place                  Higher Education Associates, Inc. since 1998; formerly,
  Bow, NH 03304                         Director 1987-1996 of New England Mutual and Executive
                                        Director and Chief Executive Officer 1994-1997 of the
                                        California Academy of Sciences.

        NAME AND PRINCIPAL                           PRINCIPAL BUSINESS EXPERIENCE
         BUSINESS ADDRESS                              DURING THE PAST FIVE YEARS
        ------------------                           -----------------------------
Philip K. Howard, Esq.............    Director of NELICO since 1996 and Partner of the law firm of
  Covington & Burling                 Covington & Burling in New York City.
  1330 Avenue of the Americas
  New York, NY 10019
Bernard A. Leventhal..............    Director of NELICO since 1996; formerly, Vice Chairman of
  Burlington Industries               the Board of Directors 1995-1998 of Burlington Industries,
  1345 Avenue of the Americas           Inc.
  17th Floor
  New York, NY 10105
Thomas J. May.....................    Director of NELICO since 1996 and Chairman and Chief
  NSTAR                               Executive Officer of NSTAR since 2000; formerly, Chairman,
  800 Boylston Street                   President and Chief Executive Officer of Boston Edison
  Boston, MA 02199                      Company 1994-2000 and, Director 1994-1996 of New England
                                        Mutual.
Stewart G. Nagler.................    Director of NELICO since 1996 and Vice Chairman and Chief
  Metropolitan Life Insurance Co.     Financial Officer of Metropolitan Life Insurance Company
  One Madison Avenue                    since 1998; formerly, Senior Executive Vice President and
  New York, NY 10010                    Chief Financial Officer 1986-1998 of Metropolitan Life
                                        Insurance Company.
Catherine A. Rein.................    Director of NELICO since 1998 and President and Chief
  Metropolitan Property and           Executive Officer of Metropolitan Property and Casualty
  Casualty Insurance Company            since 1999; formerly, Senior Executive Vice President
  700 Quaker Lane                       1998-1999; Executive Vice President 1989-1998 of
  Warwick, RI 02887                     Metropolitan Life Insurance Company.
Rand N. Stowell...................    Director of NELICO since 1996 and President of United Timber
  P.O. Box 60                         Corp. and President, Randwell Co. since 2000 of Weld, Maine;
  Weld, ME 04285                        formerly, Director 1990-1996 of New England Mutual.
Lisa M. Weber.....................    Director of NELICO since 2000 and Executive Vice President
  Metropolitan Life                   of Metropolitan Life Insurance Company since 1998; formerly,
  Insurance Company                     Director of Diversity Strategies and Development and an
  One Madison Avenue                    Associate Director of Human Resources of Paine Webber.
  New York, New York 10010


                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS


                                                     PRINCIPAL BUSINESS EXPERIENCE
               NAME                                    DURING THE PAST FIVE YEARS
               ----                                  -----------------------------
James M. Benson...................    See Directors above.
David W. Allen....................    Senior Vice President of NELICO since 1996; formerly, Senior
                                      Vice President 1994-1996 and Vice President 1990-1994 of New
                                        England Mutual.
Pauline V. Belisle................    Senior Vice President of NELICO since 1996; formerly, Senior
                                      Vice President 1994-1996 of New England Mutual.
Mary Ann Brown....................    President, New England Products and Services (a business
                                      unit of NELICO) since 1998; formerly, Director, Worldwide
                                        Life Insurance 1997-1998 of Swiss Reinsurance New Markets;
                                        President & Chief Executive Officer 1996-1998 of Atlantic
                                        International Reinsurance Company; Executive Vice
                                        President 1996-1997 of Swiss Re Atrium and Swiss Re
                                        Services and Principal 1987-1996 of Tillinghast/ Towers
                                        Perrin.
Anthony J. Candito................    President, NEF Information Services (a business unit of
                                      NELICO) and Chief Information Officer since 1998; formerly,
                                        Senior Vice President 1996-1998 of NELICO; Senior Vice
                                        President 1995-1996 and Vice President 1994-1995 of New
                                        England Mutual.
Thom A. Faria.....................    President, Career Agency System (a business unit of NELICO)
                                      since 1996; formerly, Executive Vice President in 1996;
                                        Senior Vice President 1993-1996 of New England Mutual.
Anne M. Goggin....................    Senior Vice President and General Counsel of NELICO since
                                      2000; formerly, Senior Vice President and Associate General
                                        Counsel 1997-2000; Vice President and Counsel of NELICO in
                                        1996; Vice President and Counsel 1994-1996 of New England
                                        Mutual.

                                                     PRINCIPAL BUSINESS EXPERIENCE
               NAME                                    DURING THE PAST FIVE YEARS
               ----                                  -----------------------------
Daniel D. Jordan..................    Second Vice President, Counsel, Secretary and Clerk since
                                      1996; formerly, Counsel and Assistant Secretary 1990-1996 of
                                        New England Mutual.
Alan C. Leland, Jr. ..............    Senior Vice President of NELICO since 1996; formerly, Vice
                                      President 1984-1996 of New England Mutual.
George J. Maloof..................    Senior Vice President of NELICO since 1996; formerly, Vice
                                      President 1991-1996 of New England Mutual.
Kenneth D. Martinelli.............    Senior Vice President of NELICO since 1999; formerly, Vice
                                      President 1997-1999 of NELICO and Vice President 1994-1997
                                        of The Equitable Life Assurance Company.
Thomas W. McConnell...............    Senior Vice President of NELICO since 1996 and Director,
                                      Chief Executive Officer and President of New England
                                        Securities Corporation since 1993.
Hugh C. McHaffie..................    Senior Vice President of NELICO since 1999; formerly, Vice
                                      President 1994-1999 of Manufacturers Life Insurance Company
                                        of North America.
Stephen J. McLaughlin.............    Senior Vice President of NELICO since 1999; formerly, Vice
                                      President 1996-1999 of NELICO and Vice President 1994-1996
                                        of New England Mutual.
Thomas W. Moore...................    Senior Vice President of NELICO since 1996; formerly, Vice
                                      President 1990-1996 of New England Mutual.
David Y. Rogers...................    Executive Vice President and Chief Financial Officer of
                                      NELICO since 1999; formerly, Partner, Actuarial Consulting
                                        1992-1999 of Price Waterhouse Coopers LLP.
John G. Small, Jr. ...............    President, New England Services (a business unit of NELICO)
                                      since 1997; formerly, Senior Vice President 1996-1997 of
                                        NELICO and Senior Vice President 1990-1996 of New England
                                        Mutual.

    The principal business address for each of the directors and executive officers is the same as NELICO's except where indicated.

                                 VOTING RIGHTS

    We own Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

    Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to
(ii) the total cash value in that Sub-Account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

    We will vote Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

    The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

    We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Sub-Account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                           RIGHTS RESERVED BY NELICO

    We and our affiliates may change the voting procedures described above, and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add sub-accounts; (2) to combine sub-accounts; (3) to substitute shares of a new fund for shares of an Eligible Fund (the new fund may have different fees and expenses), to close a sub-account to allocations of premium payments or cash value or both at any time in our sole discretion, or to transfer assets to our general account as permitted by applicable law; (4) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; and (5) to deregister the Variable Account under the Investment Company Act of 1940. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

    For information about historical values of the Variable Account Sub-Accounts, call 1-800-333-2501.

    For Sub-Account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

    You may also call our Client TeleService Center at 1-800-388-4000 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

    For all other Policy changes, please contact your registered representative.

                                    REPORTS

    We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, subaccount transfers, lapses, surrenders and other Policy transactions when they occur.

    You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

    Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.

    Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use "unit values" to provide information about the Variable Account's investment performance in this prospectus, marketing materials, and historical illustrations.

    Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

    We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

    Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS


    Legal matters in connection with the Policies described in this prospectus have been passed on by Anne M. Goggin, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to federal securities laws.


                             REGISTRATION STATEMENT

    This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS


    The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") as of December 31, 1999 and for each of the three years in the period ended December 31, 1999 and the consolidated financial statements of NELICO and subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


    Actuarial matters included in this prospectus have been examined by James J. Reilly, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                   APPENDIX A

                 ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
                    NET CASH VALUES AND ACCUMULATED PREMIUMS


    The tables in Appendix A illustrate the way the Policies work. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on face amounts of $100,000 and $500,000 for a male aged 40. The insured is assumed to be in the nonsmoker preferred class. The Tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. The illustrations for the $500,000 face amount reflect the lower sales charge and, in the illustrations based on current charges, the lower mortality and expense risk charge, and the lower cost of insurance charges that would apply to a Policy if issued in the personal market or if issued in business situations which qualify for those lower charges. (See "Charges and Expenses".) The illustrations do not reflect the higher current charges that would apply for tax-qualified pension plans. Illustrations show Option 1 and Option 2 death benefits.


    The illustrated death benefits, net cash values and cash values for a Policy would be different, either higher or lower, from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average during the period, if premiums were paid in other amounts or at other than annual intervals. They would also be different depending on the allocation of cash value among the Variable Account's Sub-Accounts, if the actual gross rate of return for all Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Sub-Accounts. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.


    The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, an administrative charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The net cash values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first 11 Policy years. The death benefits, net cash values and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .25% for the tables based on a face amount of $100,000, and .20% for the tables based on a face amount of $500,000 (on a current basis) and .50% (on a guaranteed basis) of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The illustrations reflect an average of the investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .75% of the average daily net assets of the Eligible Funds. This average reflects voluntary expense cap and expense deferral arrangements between New England Investment Management and the Zenith Fund, that New England Investment Management could terminate at any time, as well as expense subsidies by MetLife of certain Portfolios of the Metropolitan Series Fund, Inc. that may be voluntary and of limited duration.



    Taking account of the mortality and expense risk charge and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.00%, 4.95% and 10.89%, respectively, based on the current charge for mortality and expense risks for the tables based on a face amount of $100,000, and -.95%, 5.00% and 10.94%, respectively, based on the current charge for mortality and expense risks for the tables based on a face amount of $500,000, and -1.24%, 4.68% and 10.61%, respectively, based on the guaranteed maximum charge for mortality and expense risks. (See "Net Investment Experience".)


    The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

    The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each Policy year.

    If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Where applicable, we will also furnish on request an illustration for a Policy which is not affected by the sex of the insured.

                               MALE ISSUE AGE 40

                           $1,520 ANNUAL PREMIUM FOR


                     NONSMOKER PREFERRED UNDERWRITING RISK

                              $100,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                               DEATH BENEFIT                   NET CASH VALUE                    CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                    GROSS ANNUAL                    GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF                RATE OF RETURN OF               RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   -----------------------------   -----------------------------
 YEAR     PER YEAR        0%         6%        12%        0%         6%        12%        0%         6%        12%
------   -----------      --         --        ---        --         --        ---        --         --        ---
1...      $  1,596     $100,000   $100,000   $100,000   $   226   $    294   $    362   $   893   $    960   $  1,028
2...         3,272      100,000    100,000    100,000     1,182      1,380      1,586     1,952      2,150      2,356
3...         5,031      100,000    100,000    100,000     2,241      2,639      3,068     2,986      3,384      3,813
4...         6,879      100,000    100,000    100,000     3,273      3,941      4,693     3,993      4,661      5,413
5...         8,819      100,000    100,000    100,000     4,277      5,291      6,476     4,973      5,986      7,171
6...        10,856      100,000    100,000    100,000     5,343      6,777      8,523     5,922      7,356      9,102
7...        12,995      100,000    100,000    100,000     6,376      8,311     10,762     6,840      8,774     11,226
8...        15,240      100,000    100,000    100,000     7,530     10,046     13,367     7,877     10,394     13,715
9...        17,598      100,000    100,000    100,000     8,779     11,969     16,352     9,011     12,201     16,584
10..        20,074      100,000    100,000    100,000    10,005     13,972     19,640    10,121     14,088     19,756
15..        34,439      100,000    100,000    100,000    15,308     24,833     41,488    15,308     24,833     41,488
20..        52,773      100,000    100,000    101,316    19,837     38,203     77,935    19,837     38,203     77,935
25..        76,172      100,000    100,000    166,773    23,443     54,879    138,977    23,443     54,879    138,977
30..       106,036      100,000    100,000    276,568    25,795     76,026    240,494    25,795     76,026    240,494
35..       144,151      100,000    108,753    430,086    26,229    103,574    409,606    26,229    103,574    409,606

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
1...    -85.10%   -80.65%   -76.19%   6,478.95%  6,478.95%  6,478.95%
2...    -48.62    -42.40    -36.28      662.65     662.65     662.65
3...    -31.53    -24.96    -18.54      265.39     265.39     265.39
4...    -23.29    -16.61    -10.09      152.66     152.66     152.66
5...    -18.58    -11.84     -5.29      102.87     102.87     102.87
6...    -15.12     -8.43     -1.93       75.61      75.61      75.61
7...    -12.83     -6.18      0.29       58.68      58.68      58.68
8...    -10.78     -4.26      2.10       47.26      47.26      47.26
9...     -9.03     -2.68      3.55       39.10      39.10      39.10
10..     -7.77     -1.54      4.61       33.01      33.01      33.01
15..     -5.17      1.06      7.17       17.02      17.02      17.02
20..     -4.27      2.13      8.31       10.35      10.35      10.46
25..     -3.96      2.72      8.94        6.81       6.81      10.09
30..     -3.99      3.12      9.32        4.68       4.68      10.03
35..     -4.39      3.44      9.58        3.27       3.67       9.78


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                           $1,520 ANNUAL PREMIUM FOR


                     NONSMOKER PREFERRED UNDERWRITING RISK

                              $100,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                               DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   ----------------------------   ----------------------------
 YEAR     PER YEAR        0%         6%        12%        0%        6%        12%        0%        6%        12%
------   -----------      --         --        ---        --        --        ---        --        --        ---
   1         1,596      100,000    100,000    100,000       224       291        359       890       957      1,025
   2         3,272      100,000    100,000    100,000     1,127     1,322      1,525     1,897     2,092      2,295
   3         5,031      100,000    100,000    100,000     2,131     2,519      2,940     2,876     3,264      3,685
   4         6,879      100,000    100,000    100,000     3,106     3,754      4,486     3,826     4,474      5,206
   5         8,819      100,000    100,000    100,000     4,052     5,029      6,177     4,747     5,724      6,872
   6        10,856      100,000    100,000    100,000     5,056     6,433      8,117     5,636     7,012      8,696
   7        12,995      100,000    100,000    100,000     6,028     7,877     10,232     6,491     8,340     10,695
   8        15,240      100,000    100,000    100,000     6,965     9,361     12,540     7,313     9,709     12,887
   9        17,598      100,000    100,000    100,000     7,867    10,886     15,062     8,099    11,118     15,293
  10        20,074      100,000    100,000    100,000     8,731    12,453     17,819     8,847    12,568     17,935
  15        34,439      100,000    100,000    100,000    11,893    20,399     35,659    11,893    20,399     35,659
  20        52,773      100,000    100,000    100,000    13,285    28,999     64,690    13,285    28,999     64,690
  25        76,172      100,000    100,000    136,073    12,028    38,051    113,394    12,028    38,051    113,394
  30       106,036      100,000    100,000    220,898     5,921    46,865    192,085     5,921    46,865    192,085
  35       144,151                 100,000    335,508              54,382    319,531              54,382    319,531

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
   1    -85.28    -80.86    -76.40    6,478.95   6,478.95   6,478.95
   2    -50.44    -44.20    -38.04      662.65     662.65     662.65
   3    -33.48    -26.87    -20.39      265.39     265.39     265.39
   4    -25.13    -18.38    -11.80      152.66     152.66     152.66
   5    -20.28    -13.46     -6.83      102.87     102.87     102.87
   6    -16.66     -9.90     -3.32       75.61      75.61      75.61
   7    -14.25     -7.52     -0.98       58.68      58.68      58.68
   8    -12.56     -5.85      0.68       47.26      47.26      47.26
   9    -11.32     -4.61      1.92       39.10      39.10      39.10
  10    -10.39     -3.66      2.87       33.01      33.01      33.01
  15     -8.68     -1.40      5.41       17.02      17.02      17.02
  20     -8.77     -0.45      6.74       10.35      10.35      10.35
  25    -10.61      0.01      7.63        6.81       6.81       8.80
  30    -20.41      0.18      8.17        4.68       4.68       8.89
  35                0.12      8.52                   3.27       8.73


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                           $1,520 ANNUAL PREMIUM FOR


                     NONSMOKER PREFERRED UNDERWRITING RISK

                              $100,000 FACE AMOUNT
                             OPTION 2 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                               DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   ----------------------------   ----------------------------
 YEAR     PER YEAR        0%         6%        12%        0%        6%        12%        0%        6%        12%
------   -----------      --         --        ---        --        --        ---        --        --        ---
   1      $  1,596     $100,890   $100,958   $101,025   $   224   $   291   $    359   $   890   $   958   $  1,025
   2         3,272      101,944    102,141    102,346     1,174     1,371      1,576     1,944     2,141      2,346
   3         5,031      102,970    103,365    103,792     2,225     2,620      3,047     2,970     3,365      3,792
   4         6,879      103,965    104,628    105,374     3,245     3,908      4,653     3,965     4,628      5,374
   5         8,819      104,929    105,932    107,105     4,234     5,237      6,410     4,929     5,932      7,105
   6        10,856      105,859    107,275    108,998     5,279     6,695      8,419     5,859     7,275      8,998
   7        12,995      106,752    108,656    111,069     6,288     8,193     10,606     6,752     8,656     11,069
   8        15,240      107,772    110,247    113,510     7,425     9,899     13,163     7,772    10,247     13,510
   9        17,598      108,897    112,034    116,339     8,665    11,802     16,107     8,897    12,034     16,339
  10        20,074      109,996    113,895    119,461     9,881    13,779     19,345     9,996    13,895     19,461
  15        34,439      115,073    124,391    140,656    15,073    24,391     40,656    15,073    24,391     40,656
  20        52,773      119,356    137,126    175,469    19,356    37,126     75,469    19,356    37,126     75,469
25..        76,172      122,449    152,221    232,567    22,449    52,221    132,567    22,449    52,221    132,567
30..       106,036      123,846    169,667    326,280    23,846    69,667    226,280    23,846    69,667    226,280
35..       144,151      122,633    188,965    480,103    22,633    88,965    380,103    22,633    88,965    380,103

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
   1    -85.28%   -80.84%   -76.38%   6,537.48%  6,541.96%  6,546.44%
   2    -48.87    -42.66    -36.55      670.48     671.27     672.09
   3    -31.81    -25.25    -18.84      269.39     269.92     270.49
   4    -23.59    -16.92    -10.41      155.52     155.99     156.52
   5    -18.90    -12.17     -5.63      105.21     105.68     106.22
   6    -15.45     -8.77     -2.28       77.66      78.14      78.72
   7    -13.18     -6.54     -0.08       60.54      61.05      61.68
   8    -11.10     -4.59      1.76       49.02      49.56      50.25
   9     -9.30     -2.97      3.25       40.81      41.38      42.15
  10     -8.01     -1.79      4.34       34.68      35.29      36.13
  15     -5.38      0.84      6.94       18.56      19.40      20.74
  20     -4.53      1.87      8.04       11.78      12.89      14.84
25..     -4.34      2.36      8.64        8.13       9.51      12.15
30..     -4.60      2.61      9.01        5.85       7.52      10.86
35..     -5.46      2.69      9.26        4.25       6.23      10.24


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                           $1,520 ANNUAL PREMIUM FOR


                     NONSMOKER PREFERRED UNDERWRITING RISK

                              $100,000 FACE AMOUNT
                             OPTION 2 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                               DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   ----------------------------   ----------------------------
 YEAR     PER YEAR        0%         6%        12%        0%        6%        12%        0%        6%        12%
------   -----------      --         --        ---        --        --        ---        --        --        ---
   1         1,596      100,887    100,955    101,022       221       288        356       887       955      1,022
   2         3,272      101,889    102,083    102,286     1,119     1,313      1,516     1,889     2,083      2,286
   3         5,031      102,860    103,246    103,665     2,115     2,501      2,920     2,860     3,246      3,665
   4         6,879      103,799    104,442    105,168     3,079     3,722      4,447     3,799     4,442      5,168
   5         8,819      104,705    105,672    106,808     4,010     4,977      6,113     4,705     5,672      6,808
   6        10,856      105,575    106,934    108,596     4,995     6,355      8,016     5,575     6,934      8,596
   7        12,995      106,407    108,227    110,545     5,944     7,764     10,081     6,407     8,227     10,545
   8        15,240      107,200    109,552    112,670     6,853     9,204     12,322     7,200     9,552     12,670
   9        17,598      107,953    110,906    114,988     7,721    10,675     14,756     7,953    10,906     14,988
  10        20,074      108,661    112,288    117,515     8,545    12,173     17,399     8,661    12,288     17,515
  15        34,439      111,393    119,477    133,951    11,393    19,477     33,951    11,393    19,477     33,951
  20        52,773      112,184    126,475    158,830    12,184    26,475     58,830    12,184    26,475     58,830
  25        76,172      109,952    131,865    196,131     9,952    31,865     96,131     9,952    31,865     96,131
  30       106,036      102,689    132,712    251,119     2,689    32,712    151,119     2,689    32,712    151,119
  35       144,151                 123,837    330,880              23,837    230,880              23,837    230,880

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
   1    -85.46    -81.04    -76.59    6,537.33   6,541.73   6,546.21
   2    -50.69    -44.46    -38.32      670.26     671.04     671.85
   3    -33.76    -27.16    -20.69      269.25     269.76     270.32
   4    -25.43    -18.70    -12.12      155.40     155.86     156.37
   5    -20.60    -13.79     -7.17      105.11     105.56     106.08
   6    -17.00    -10.24     -3.67       77.56      78.03      78.58
   7    -14.61     -7.89     -1.35       60.45      60.93      61.54
   8    -12.94     -6.23      0.29       48.90      49.41      50.08
   9    -11.72     -5.01      1.51       40.64      41.18      41.91
  10    -10.81     -4.08      2.44       34.46      35.04      35.84
  15     -9.30     -2.00      4.83       18.20      18.97      20.21
  20     -9.83     -1.34      5.94       11.28      12.25      14.06
  25    -12.88     -1.38      6.56        7.43       8.60      11.10
  30    -36.11     -2.24      6.91        4.82       6.22       9.54
  35               -5.08      7.12                   4.29       8.67


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                           $7,600 ANNUAL PREMIUM FOR


                     NONSMOKER PREFERRED UNDERWRITING RISK

                              $500,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                                DEATH BENEFIT                      NET CASH VALUE                       CASH VALUE
          PREMIUMS          ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL
         ACCUMULATED             GROSS ANNUAL                       GROSS ANNUAL                       GROSS ANNUAL
END OF      AT 5%             RATE OF RETURN OF                  RATE OF RETURN OF                  RATE OF RETURN OF
POLICY    INTEREST     --------------------------------   --------------------------------   --------------------------------
YEAR      PER YEAR        0%         6%         12%          0%         6%         12%          0%         6%         12%
------   -----------      --         --         ---          --         --         ---          --         --         ---
   1      $  7,980     $500,000   $500,000   $  500,000   $  1,927   $  2,293   $    2,660   $  5,259   $  5,625   $    5,992
2...        16,359      500,000    500,000      500,000      7,021      8,098        9,219     10,871     11,949       13,070
3...        25,157      500,000    500,000      500,000     12,632     14,790       17,125     16,357     18,516       20,850
4...        34,395      500,000    500,000      500,000     18,105     21,727       25,800     21,705     25,327       29,400
5...        44,095      500,000    500,000      500,000     23,444     28,923       35,334     26,919     32,398       38,809
6...        54,279      500,000    500,000      500,000     29,087     36,832       46,264     31,983     39,728       49,160
7...        64,973      500,000    500,000      500,000     34,575     45,007       58,239     36,892     47,324       60,556
8...        76,202      500,000    500,000      500,000     40,539     54,098       72,011     42,276     55,836       73,748
9...        87,992      500,000    500,000      500,000     47,097     64,268       87,882     48,255     65,426       89,040
10..       100,372      500,000    500,000      500,000     53,543     74,867      105,385     54,122     75,446      105,964
15..       172,197      500,000    500,000      500,000     81,636    132,690      222,173     81,636    132,690      222,173
20..       263,866      500,000    500,000      542,972    105,897    204,301      417,671    105,897    204,301      417,671
25..       380,862      500,000    500,000      894,328    125,614    294,239      745,273    125,614    294,239      745,273
30..       530,182      500,000    500,000    1,485,024    139,203    409,237    1,291,325    139,203    409,237    1,291,325
35..       720,756      500,000    586,594    2,313,173    143,511    558,661    2,203,022    143,511    558,661    2,203,022

        INTERNAL RATE OF RETURN       INTERNAL RATE OF RETURN
           ON NET CASH VALUE              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL
              GROSS ANNUAL                  GROSS ANNUAL
END OF     RATE OF RETURN OF             RATE OF RETURN OF
POLICY  ------------------------   ------------------------------
YEAR      0%       6%      12%        0%         6%        12%
------    --       --      ---        --         --        ---
   1    -74.64%  -69.82%  -65.00%  6,478.95%  6,478.95%  6,478.95%
2...    -41.66   -35.30   -29.04     662.65     662.65     662.65
3...    -26.75   -20.13   -13.64     265.39     265.39     265.39
4...    -19.69   -12.99    -6.46     152.66     152.66     152.66
5...    -15.69    -8.96    -2.41     102.87     102.87     102.87
6...    -12.73    -6.07     0.41      75.61      75.61      75.61
7...    -10.79    -4.18     2.26      58.68      58.68      58.68
8...     -9.09    -2.60     3.75      47.26      47.26      47.26
9...     -7.57    -1.25     4.98      39.10      39.10      39.10
10..     -6.48    -0.27     5.87      33.01      33.01      33.01
15..     -4.30     1.87     7.96      17.02      17.02      17.02
20..     -3.59     2.74     8.88      10.35      10.35      11.02
25..     -3.36     3.22     9.38       6.81       6.81      10.53
30..     -3.41     3.54     9.68       4.68       4.68      10.39
35..     -3.77     3.80     9.88       3.27       4.04      10.09


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                           $7,600 ANNUAL PREMIUM FOR


                     NONSMOKER PREFERRED UNDERWRITING RISK

                              $500,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.


                                DEATH BENEFIT                     NET CASH VALUE                      CASH VALUE
          PREMIUMS          ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
         ACCUMULATED             GROSS ANNUAL                      GROSS ANNUAL                      GROSS ANNUAL
END OF      AT 5%             RATE OF RETURN OF                  RATE OF RETURN OF                 RATE OF RETURN OF
POLICY    INTEREST     --------------------------------   -------------------------------   -------------------------------
YEAR      PER YEAR        0%         6%         12%         0%         6%         12%         0%         6%         12%
------   -----------      --         --         ---         --         --         ---         --         --         ---
   1         7,980      500,000    500,000      500,000     1,910      2,274        2,639     5,241      5,605        5,971
   2        16,359      500,000    500,000      500,000     6,826      7,891        9,004    10,677     11,742       12,854
   3        25,157      500,000    500,000      500,000    12,246     14,367       16,669    15,971     18,092       20,394
   4        34,395      500,000    500,000      500,000    17,514     21,055       25,052    21,114     24,655       28,652
   5        44,095      500,000    500,000      500,000    22,634     27,968       34,234    26,109     31,444       37,709
   6        54,279      500,000    500,000      500,000    28,045     35,557       44,742    30,941     38,453       47,638
   7        64,973      500,000    500,000      500,000    33,288     43,373       56,214    35,605     45,690       58,531
   8        76,202      500,000    500,000      500,000    38,358     51,421       68,752    40,095     53,159       70,489
   9        87,992      500,000    500,000      500,000    43,248     59,710       82,472    44,407     60,868       83,631
  10       100,372      500,000    500,000      500,000    47,946     68,238       97,498    48,526     68,817       98,077
  15       172,197      500,000    500,000      500,000    65,649    112,103      195,387    65,649    112,103      195,387
  20       263,866      500,000    500,000      500,000    74,567    160,716      355,935    74,567    160,716      355,935
  25       380,862      500,000    500,000      748,065    70,500    214,075      623,388    70,500    214,075      623,388
  30       530,182      500,000    500,000    1,212,540    42,863    271,009    1,054,383    42,863    271,009    1,054,383
  35       720,756                 500,000    1,840,033              332,099    1,752,413              332,099    1,752,413

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
               GROSS ANNUAL                    GROSS ANNUAL
END OF       RATE OF RETURN OF              RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
YEAR      0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
   1     -74.87    -70.08    -65.27   6,478.95   6,478.95   6,478.95
   2     -42.85    -36.49    -30.22     662.65     662.65     662.65
   3     -28.01    -21.38    -14.86     265.39     265.39     265.39
   4     -20.88    -14.16     -7.59     152.66     152.66     152.66
   5     -16.80    -10.05     -3.46     102.87     102.87     102.87
   6     -13.75     -7.07     -0.54      75.61      75.61      75.61
   7     -11.75     -5.11      1.38      58.68      58.68      58.68
   8     -10.35     -3.74      2.73      47.26      47.26      47.26
   9      -9.34     -2.73      3.72      39.10      39.10      39.10
  10      -8.58     -1.97      4.48      33.01      33.01      33.01
  15      -7.28     -0.21      6.48      17.02      17.02      17.02
  20      -7.42      0.53      7.55      10.35      10.35      10.35
  25      -8.86      0.91      8.25       6.81       6.81       9.41
  30     -14.96      1.09      8.65       4.68       4.68       9.36
  35                 1.20      8.92                  3.27       9.12


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                           $7,600 ANNUAL PREMIUM FOR


                     NONSMOKER PREFERRED UNDERWRITING RISK

                              $500,000 FACE AMOUNT
                             OPTION 2 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                                DEATH BENEFIT                      NET CASH VALUE                       CASH VALUE
          PREMIUMS          ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL
         ACCUMULATED             GROSS ANNUAL                       GROSS ANNUAL                       GROSS ANNUAL
END OF      AT 5%             RATE OF RETURN OF                  RATE OF RETURN OF                  RATE OF RETURN OF
POLICY    INTEREST     --------------------------------   --------------------------------   --------------------------------
 YEAR     PER YEAR        0%         6%         12%          0%         6%         12%          0%         6%         12%
------   -----------      --         --         ---          --         --         ---          --         --         ---
   1      $  7,980     $505,245   $505,610   $  505,976   $  1,913   $  2,278   $    2,644   $  5,245   $  5,610   $    5,976
   2        16,359      510,829    511,902      513,018      6,978      8,051        9,168     10,829     11,902       13,018
   3        25,157      516,269    518,415      520,736     12,544     14,690       17,010     16,269     18,415       20,736
   4        34,395      521,554    525,147      529,186     17,954     21,547       25,586     21,554     25,147       29,186
   5        44,095      526,685    532,107      538,451     23,209     28,632       34,976     26,685     32,107       38,451
   6        54,279      531,642    539,287      548,597     28,746     36,391       45,701     31,642     39,287       48,597
   7        64,973      536,418    546,688      559,710     34,101     44,371       57,393     36,418     46,688       59,710
   8        76,202      541,700    555,028      572,625     39,963     53,291       70,888     41,700     55,028       72,625
   9        87,992      547,633    564,508      587,699     46,475     63,350       86,541     47,633     64,508       87,699
  10       100,372      553,440    574,391      604,348     52,861     73,812      103,769     53,440     74,391      104,348
  15       172,197      580,367    630,295      717,649     80,367    130,295      217,649     80,367    130,295      217,649
  20       263,866      603,313    698,495      904,424    103,313    198,495      404,424    103,313    198,495      404,424
  25       380,862      620,280    779,934    1,211,929    120,280    279,934      711,929    120,280    279,934      711,929
  30       530,182      628,729    874,999    1,718,567    128,729    374,999    1,218,567    128,729    374,999    1,218,567
  35       720,756      624,061    981,734    2,553,434    124,061    481,734    2,053,434    124,061    481,734    2,053,434

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
   1    -74.82%   -70.02%   -65.21%   6,547.96%  6,552.76%  6,557.58%
   2    -41.92    -35.57    -29.32      671.37     672.23     673.12
   3    -27.03    -20.42    -13.95      269.77     270.34     270.96
   4    -19.99    -13.30     -6.78      155.77     156.28     156.85
   5    -16.01     -9.29     -2.75      105.40     105.90     106.49
   6    -13.06     -6.41      0.06       77.82      78.34      78.96
   7    -11.14     -4.54      1.90       60.68      61.23      61.90
   8     -9.42     -2.94      3.40       49.15      49.72      50.46
   9     -7.85     -1.54      4.67       40.93      41.54      42.35
  10     -6.73     -0.53      5.59       34.79      35.44      36.34
  15     -4.51      1.65      7.73       18.65      19.55      20.96
  20     -3.84      2.48      8.61       11.87      13.04      15.08
  25     -3.73      2.86      9.09        8.21       9.67      12.40
  30     -4.00      3.04      9.39        5.93       7.68      11.12
  35     -4.78      3.09      9.59        4.33       6.40      10.50



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

                           $7,600 ANNUAL PREMIUM FOR


                     NONSMOKER PREFERRED UNDERWRITING RISK

                              $500,000 FACE AMOUNT
                             OPTION 2 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                                DEATH BENEFIT                     NET CASH VALUE                      CASH VALUE
          PREMIUMS          ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
         ACCUMULATED             GROSS ANNUAL                      GROSS ANNUAL                      GROSS ANNUAL
END OF      AT 5%             RATE OF RETURN OF                  RATE OF RETURN OF                 RATE OF RETURN OF
POLICY    INTEREST     --------------------------------   -------------------------------   -------------------------------
 YEAR     PER YEAR        0%         6%         12%         0%         6%         12%         0%         6%         12%
------   -----------      --         --         ---         --         --         ---         --         --         ---
   1         7,980      505,227    505,591      505,955     1,896      2,259        2,624     5,227      5,591        5,955
   2        16,359      510,634    511,695      512,803     6,784      7,845        8,952    10,634     11,695       12,803
   3        25,157      515,885    517,993      520,281    12,160     14,268       16,556    15,885     17,993       20,281
   4        34,395      520,966    524,478      528,443    17,366     20,878       24,843    20,966     24,478       28,443
   5        44,095      525,881    531,160      537,359    22,405     27,684       33,884    25,881     31,160       37,359
   6        54,279      530,610    538,025      547,090    27,714     35,129       44,194    30,610     38,025       47,090
   7        64,973      535,146    545,074      557,711    32,829     42,757       55,394    35,146     45,074       57,711
   8        76,202      539,482    552,304      569,305    37,744     50,567       67,567    39,482     52,304       69,305
   9        87,992      543,610    559,714      581,966    42,452     58,555       80,807    43,610     59,714       81,966
  10       100,372      547,513    567,291      595,785    46,934     66,711       95,206    47,513     67,291       95,785
  15       172,197      562,913    607,065      686,065    62,913    107,065      186,065    62,913    107,065      186,065
  20       263,866      568,504    646,876      823,876    68,504    146,876      323,876    68,504    146,876      323,876
  25       380,862      558,882    679,882    1,032,593    58,882    179,882      532,593    58,882    179,882      532,593
  30       530,182      524,011    691,738    1,344,338    24,011    191,738      844,338    24,011    191,738      844,338
  35       720,756                 656,959    1,804,151              156,959    1,304,151              156,959    1,304,151

          INTERNAL RATE OF RETURN         INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   -------------------------------
 YEAR     0%        6%        12%        0%          6%        12%
------    --        --        ---        --          --        ---
   1    -75.06    -70.28    -65.48     6,547.73   6,552.51   6,557.31
   2    -43.10    -36.76    -30.50       671.21     672.06     672.95
   3    -28.29    -21.67    -15.17       269.67     270.23     270.84
   4    -21.18    -14.48     -7.91       155.68     156.18     156.74
   5    -17.12    -10.38     -3.80       105.33     105.82     106.39
   6    -14.09     -7.41     -0.89        77.75      78.25      78.86
   7    -12.10     -5.47      1.01        60.61      61.14      61.80
   8    -10.72     -4.11      2.34        49.05      49.61      50.33
   9     -9.73     -3.13      3.32        40.78      41.37      42.16
  10     -8.99     -2.38      4.06        34.60      35.22      36.09
  15     -7.88     -0.79      5.91        18.32      19.14      20.47
  20     -8.41     -0.33      6.76        11.39      12.43      14.35
  25    -10.86     -0.42      7.23         7.54       8.80      11.42
  30    -24.04     -1.14      7.50         4.94       6.44       9.89
  35               -3.17      7.65                    4.57       9.04


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

    This Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not predict future performance.

    The Policies became available in August, 1995. The Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Harris Oakmark Mid Cap Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series of the Zenith Fund commenced operations on May 2, 1994 and was made available to the Variable Account on December 19, 1994. The MFS Investors Series and MFS Research Managers Series of the Zenith Fund commenced operations on April 30, 1999. The remaining Zenith Fund Series commenced operations on October 31, 1994 and were made available to the Variable Account on May 1, 1995. The commencement of operations for the Metropolitan Series Fund, Inc. Portfolios was: March 3, 1997 for the Janus Mid Cap Portfolio; and November 9, 1998 for the Russell 2000 Index Portfolio. Both were made available to the Variable Account on May 1, 2000. The Putnam Large Cap Growth Portfolio of the Metropolitan Series Fund, Inc. commenced operations on May 1, 2000 and is not included in this Appendix. The VIP Equity-Income Portfolio and VIP Overseas Portfolio commenced operations on October 9, 1986 and January 28, 1987, respectively, and were added as investment options of the Variable Account on April 30, 1993. The VIP High Income Portfolio and the VIP II Asset Manager Portfolio commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options of the Variable Account on December 19, 1994.


    We base the illustrations on the actual investment experience of the relevant Eligible Funds for the periods shown (net of actual charges and expenses incurred by the Eligible Funds), and reflect a charge for mortality and expense risks against the Variable Account's assets at the currently applicable annual rate of .25% for the $100,000 face amount and .20% for the $500,000 face amount. The illustrations assume that premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.


    Many factors other than investment experience affect Policy values and benefits. These investment experience figures do not reflect the charges deducted from Premiums and Monthly Deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

    The annual net rate is the effective earnings rate at which the investment Sub-Accounts increased or decreased over a one-year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the Sub-Accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

    The effective annual net rate of return since inception is the annualized effective interest rate at which the Sub-Accounts increased or decreased since the inception dates of the Sub-Accounts. For each Sub-Account, we calculate the rate by taking the difference between the Sub-Account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.


    The net rates of return shown below reflect the current mortality and expense risk charge of .25%.


                     SUB-ACCOUNTS INVESTING IN ZENITH FUND

                                                                ANNUAL NET RATE OF RETURN
SUB-                   -----------------------------------------------------------------------------------------------------------
ACCOUNT                                                                 FOR ONE YEAR ENDING
-------                8/26/83-   ------------------------------------------------------------------------------------------------
                       12/31/83   12/31/84   12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Capital Growth*......    8.77%     -0.84%     67.68%     94.72%     52.32%     -9.02%     30.43%     -3.72%     53.60%     -6.29%
Bond Income..........    2.96%     12.32%     18.46%     14.55%      2.01%      8.10%     12.02%      7.82%     17.66%      7.91%
Money Market.........    3.21%     10.45%      7.99%      6.54%      6.26%      7.25%      8.98%      7.92%      5.95%      3.54%

                                               ANNUAL NET RATE OF RETURN
SUB-                   --------------------------------------------------------------------------    8/26/83-    8/26/83-
ACCOUNT                                           FOR ONE YEAR ENDING                                12/31/99    12/31/99
-------                --------------------------------------------------------------------------     TOTAL      EFFECTIVE
                       12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99     RETURN      ANNUAL
                       --------   --------   --------   --------   --------   --------   --------    --------    ---------
Capital Growth*......   14.68%     -7.30%     37.68%     20.77%     23.17%     33.76%      15.41%    2872.30%      23.06%
Bond Income..........   12.33%     -3.60%     20.90%      4.35%     10.61%      8.77%      -0.71%     333.62%       9.39%
Money Market.........    2.71%      3.71%      5.44%      4.87%      5.08%      5.00%       4.70%     162.13%       6.07%


                                                                ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                             FOR ONE YEAR ENDING
-----------            5/1/87-    ------------------------------------------------------------------------------------------------
                       12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index..........   -9.84%     16.05%     29.83%     -4.38%     30.11%      7.03%      9.45%      0.86%     36.58%     22.16%
Managed..............    0.55%      9.21%     18.79%      2.95%     19.87%      6.43%     10.37%     -1.36%     30.94%     14.74%

                         ANNUAL NET RATE OF RETURN
                       ------------------------------    5/1/87-      5/1/87-
SUB-ACCOUNT                 FOR ONE YEAR ENDING          12/31/99    12/31/99
-----------            ------------------------------     TOTAL      EFFECTIVE
                       12/31/97   12/31/98   12/31/99     RETURN      ANNUAL
                       --------   --------   --------    --------    ---------
Stock Index..........   32.16%     27.62%     20.08%      552.76%      15.96%
Managed..............   26.25%     19.36%      9.69%      356.93%      12.74%



                                                      ANNUAL NET RATE OF RETURN
                              --------------------------------------------------------------------------    4/30/93-    4/30/93-
SUB-ACCOUNT                                                    FOR ONE YEAR ENDING                          12/31/99    12/31/99
-----------                   4/30/93    ---------------------------------------------------------------     TOTAL      EFFECTIVE
                              12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99     RETURN      ANNUAL
                              --------   --------   --------   --------   --------   --------   --------    --------    ---------
Growth and Income...........   13.49%     -1.45%     36.13%     17.80%     33.14%     24.14%      9.08%      224.91%      19.33%
Mid Cap Value**.............   13.33%     -0.52%     30.03%     17.31%     17.03%     -5.70%      0.10%       92.03%      10.28%

                                                            ANNUAL NET RATE OF RETURN
                                         ---------------------------------------------------------------     5/2/94      5/2/94
SUB-ACCOUNT                                                         FOR ONE YEAR ENDING                     12/31/99    12/31/99
-----------                              5/2/94-    ----------------------------------------------------     TOTAL      EFFECTIVE
                                         12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99     RETURN      ANNUAL
                                         --------   --------   --------   --------   --------   --------    --------    ---------
Small Cap..............................   -4.17%     28.52%     30.36%     24.54%     -1.94%     31.42%      159.78%      18.36%



                                                             ANNUAL NET RATE OF RETURN
                                          ---------------------------------------------------------------   10/31/94-   10/31/94-
SUB-ACCOUNT                                                          FOR ONE YEAR ENDING                    12/31/99    12/31/99
-----------                               10/31/94   ----------------------------------------------------     TOTAL     EFFECTIVE
                                          12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99    RETURN      ANNUAL
                                          --------   --------   --------   --------   --------   --------   ---------   ---------
Equity Growth...........................   -5.54%     48.33%     12.89%     25.32%     47.41%     33.80%     296.32%      30.54%
Balanced***.............................   -0.24%     24.48%     16.62%     15.89%      8.84%     -5.30%      73.16%      11.21%
Venture Value...........................   -3.24%     38.94%     25.52%     33.16%     14.13%     17.22%     199.70%      23.67%
International Magnum Equity****.........    2.16%      5.97%      6.41%     -1.55%      7.01%     24.30%      51.44%       8.36%



                                                              ANNUAL NET RATE OF RETURN
                                                              -------------------------    4/30/99-    4/30/99-
                                                                                           12/31/99    12/31/99
                                                                      4/30/99-               TOTAL     EFFECTIVE
SUB-ACCOUNT                                                           12/31/99              RETURN      ANNUAL
-----------                                                           --------             --------    ---------
Investors...................................................             1.08%                2.68%       N/A
Research Managers...........................................            17.90%               19.60%       N/A


------------
* Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** The Harris Oakmark Mid Cap Value Series' Sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998, and .75% thereafter.

*** The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser.

**** The Morgan Stanley International Magnum Equity Series' sub-adviser was
     Draycott Partners until May 1, 1997, when Morgan Stanley Dean Witter Investment Management became sub-adviser.

            SUB-ACCOUNTS INVESTING IN METROPOLITAN SERIES FUND, INC.


                                                                 ANNUAL NET RATE OF RETURN
                                                              --------------------------------    3/3/97-      3/3/97-
SUB-ACCOUNT                                                               FOR ONE YEAR ENDING     12/31/99    12/31/99
-----------                                                   3/3/97-     --------------------     TOTAL      EFFECTIVE
                                                              12/31/97    12/31/98    12/31/99     RETURN      ANNUAL
                                                              --------    --------    --------    --------    ---------
Mid Cap.....................................................   26.64%      36.85%      122.37%     289.36%      61.71%



                                                                ANNUAL NET RATE OF RETURN
                                                              ------------------------------   11/9/98-   11/9/98-
                                                                         FOR ONE YEAR ENDING   12/31/99   12/31/99
                                                              11/9/98-   -------------------    TOTAL     EFFECTIVE
                                                              12/31/98        12/31/99          RETURN     ANNUAL
                                                              --------        --------         --------   ---------
Russell 2000 Index..........................................    5.44%           22.43%          29.09%      25.06%


                         SUB-ACCOUNTS INVESTING IN VIP

                                                                ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                             FOR ONE YEAR ENDING
-----------            10/9/86-   ------------------------------------------------------------------------------------------------
                       12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income........    1.54%     -1.38%     22.40%     17.05%     -15.50%    31.11%     16.59%     18.00%      6.80%     34.76%

                               ANNUAL NET RATE OF RETURN
                       -----------------------------------------   10/9/86-   10/9/86-
SUB-ACCOUNT                       FOR ONE YEAR ENDING              12/31/99   12/31/99
-----------            -----------------------------------------    TOTAL     EFFECTIVE
                       12/31/96   12/31/97   12/31/98   12/31/99    RETURN     ANNUAL
                       --------   --------   --------   --------   --------   ---------
Equity-Income........   14.00%     27.79%     11.35%      6.06%     434.01%     13.50%


                                                            ANNUAL NET RATE OF RETURN
                         ------------------------------------------------------------------------------------------------
                                                                     FOR ONE YEAR ENDING
                         1/28/87-   -------------------------------------------------------------------------------------
                         12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
                         --------   --------   --------   --------   --------   --------   --------   --------   --------
Overseas...............   -7.11%      7.86%     25.97%     -1.91%      7.73%     -10.94%     37.01%     1.47%      9.40%

                                 ANNUAL NET RATE OF RETURN
                         -----------------------------------------   1/28/87-   1/28/87-
                                    FOR ONE YEAR ENDING              12/31/99   12/31/99
                         -----------------------------------------    TOTAL     EFFECTIVE
                         12/31/96   12/31/97   12/31/98   12/31/99    RETURN     ANNUAL
                         --------   --------   --------   --------   --------   ---------
Overseas...............   12.93%     11.28%     12.47%     42.27%     269.15%     10.63%


                                                                ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                             FOR ONE YEAR ENDING
-----------            9/19/85-   ------------------------------------------------------------------------------------------------
                       12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
High Income..........    6.20%     17.39%      0.96%     11.36%     -4.41%     -2.48%     34.74%     22.86%     20.10%     -1.79%

                                    ANNUAL NET RATE OF RETURN
                       ----------------------------------------------------   9/19/85-   9/19/85-
SUB-ACCOUNT                            FOR ONE YEAR ENDING                    12/31/99   12/31/99
-----------            ----------------------------------------------------    TOTAL     EFFECTIVE
                       12/31/95   12/31/96   12/31/97   12/31/98   12/31/99    RETURN     ANNUAL
                       --------   --------   --------   --------   --------   --------   ---------
High Income..........   20.30%     13.75%     17.37%     -4.57%      7.89%     322.28%     10.61%


                        SUB-ACCOUNT INVESTING IN VIP II

                                                                       ANNUAL NET RATE OF RETURN
                                         -------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                    FOR ONE YEAR ENDING
-----------                              9/6/89-    --------------------------------------------------------------------------
                                         12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
                                         --------   --------   --------   --------   --------   --------   --------   --------
Asset Manager..........................    1.23%      6.45%     22.25%     11.43%     20.93%     -6.32%     16.66%     14.32%

                                           ANNUAL NET RATE OF RETURN
                                         ------------------------------   9/6/89-     9/6/89-
SUB-ACCOUNT                                   FOR ONE YEAR ENDING         12/31/99   12/31/99
-----------                              ------------------------------    TOTAL     EFFECTIVE
                                         12/31/97   12/31/98   12/31/99    RETURN     ANNUAL
                                         --------   --------   --------   --------   ---------
Asset Manager..........................   20.35%     14.76%     10.81%     237.79%     12.52%

POLICY PERFORMANCE


    The material below assumes a Policy was issued with a $100,000 and $500,000 face amount, respectively, with annual premiums paid on August 26 of each year (May 1 in the case of the Zenith Westpeak Stock Index and Zenith Back Bay Managed Sub-Accounts; May 2 in the case of the Loomis Sayles Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith Morgan Stanley International Magnum Equity, Zenith Davis Venture Value and Zenith Alger Equity Growth Sub-Accounts; October 9 in the case of the VIP Equity-Income Sub-Account; January 28 in the case of the VIP Overseas Sub-Account; April 30 in the case of the Zenith Westpeak Growth and Income and Zenith Harris Oakmark Mid Cap Value Sub-Accounts; September 19 in the case of the VIP High Income Sub-Account; September 6 in the case of the VIP II Asset Manager Sub-Account; March 3 in the case of the Metropolitan Janus Mid Cap Sub-Account; November 9 in the case of the Metropolitan Russell 2000 Index Sub-Account), to a male age 40 in the nonsmoker preferred risk category. Values and benefits are shown first for Policies with the Option 1 death benefit and then for the Policies with the Option 2 death benefit. The death benefits, cash values and internal rates of return assume in each instance that the entire policy value was invested in the particular Sub-Account for the period shown. The illustrations of Policy investment experience reflect all Policy charges based on NELICO's current rates. The illustrations for the $500,000 face amount reflect the lower sales charge, the lower mortality and expense risk charge, and the lower cost of insurance charges that would apply to the Policy if issued in the personal market or if issued in business situations which qualify for those lower charges. The illustrations do not reflect the higher current charges that would apply for tax-qualified pension plans. (See "Charges and Expenses".) (See Appendix A for the definition of the internal rate of return.)


                     MALE NONSMOKER PREFERRED RISK, AGE 40
                              $100,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*


                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
August 26, 1983.................  $ 1,520     $100,000    $  1,364    $    698         --                 --
December 31, 1983...............    1,520      100,000       1,318         652        -91.23%             --
December 31, 1984...............    3,040      100,000       2,260       1,475        -62.92           2,058.97%
December 31, 1985...............    4,560      100,000       5,083       4,324         -3.91             447.23
December 31, 1986...............    6,080      100,000      10,917      10,182         29.29             212.13
December 31, 1987...............    7,600      100,000      17,415      16,706         34.75             130.64
December 31, 1988...............    9,120      100,000      16,920      16,273         20.42              91.23
December 31, 1989...............   10,640      100,000      23,108      22,577         22.26              68.52
December 31, 1990...............   12,160      100,000      23,175      22,760         15.96              53.94
December 31, 1991...............   13,680      100,000      36,941      36,642         21.83              43.89
December 31, 1992...............   15,200      100,000      35,997      35,813         16.93              36.58
December 31, 1993...............   16,720      100,000      42,592      42,524         16.55              31.06
December 31, 1994...............   18,240      100,000      40,329      40,329         12.86              26.76
December 31, 1995...............   19,760      100,000      57,427      57,427         15.65              23.33
December 31, 1996...............   21,280      115,715      70,558      70,558         16.12              22.36
December 31, 1997...............   22,800      138,323      88,104      88,104         16.74              21.96
December 31, 1998...............   24,320      178,800     119,200     119,200         18.16              22.48
December 31, 1999...............   25,840      202,787     138,895     138,895         17.91              21.65

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
August 26, 1983...................    1,520     $100,000    $ 1,364    $   698             --                --
December 31, 1983.................    1,520      100,000      1,237        570         -94.03%               --
December 31, 1984.................    3,040      100,000      2,448      1,663         -55.26          2,058.97%
December 31, 1985.................    4,560      100,000      4,033      3,274         -23.11            447.23
December 31, 1986.................    6,080      100,000      5,704      4,969         -10.73            212.13
December 31, 1987.................    7,600      100,000      6,881      6,171          -8.82            130.64
December 31, 1988.................    9,120      100,000      8,492      7,845          -5.29             91.23
December 31, 1989.................   10,640      100,000     10,554     10,023          -1.79             68.52
December 31, 1990.................   12,160      100,000     12,492     12,077          -0.18             53.94
December 31, 1991.................   13,680      100,000     15,972     15,673           3.10             43.89
December 31, 1992.................   15,200      100,000     18,474     18,290           3.77             36.58
December 31, 1993.................   16,720      100,000     21,974     21,907           4.95             31.06
December 31, 1994.................   18,240      100,000     22,334     22,334           3.41             26.76
December 31, 1995.................   19,760      100,000     28,331     28,331           5.51             23.33
December 31, 1996.................   21,280      100,000     30,821     30,821           5.23             20.53
December 31, 1997.................   22,800      100,000     35,333     35,333           5.73             18.22
December 31, 1998.................   24,320      100,000     39,666     39,666           5.95             16.27
December 31, 1999.................   25,840      100,000     40,569     40,569           5.17             14.62


ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
August 26, 1983...................  $ 1,520     $100,000    $ 1,364    $   698             --                --
December 31, 1983.................    1,520      100,000      1,239        572         -93.96%               --
December 31, 1984.................    3,040      100,000      2,372      1,587         -58.37          2,058.97%
December 31, 1985.................    4,560      100,000      3,661      2,902         -30.83            447.23
December 31, 1986.................    6,080      100,000      4,978      4,244         -18.89            212.13
December 31, 1987.................    7,600      100,000      6,356      5,646         -12.56            130.64
December 31, 1988.................    9,120      100,000      7,874      7,227          -8.19             91.23
December 31, 1989.................   10,640      100,000      9,612      9,081          -4.76             68.52
December 31, 1990.................   12,160      100,000     11,444     11,028          -2.55             53.94
December 31, 1991.................   13,680      100,000     13,312     13,012          -1.15             43.89
December 31, 1992.................   15,200      100,000     15,020     14,836          -0.50             36.58
December 31, 1993.................   16,720      100,000     16,653     16,586          -0.15             31.06
December 31, 1994.................   18,240      100,000     18,502     18,502           0.24             26.76
December 31, 1995.................   19,760      100,000     20,717     20,717           0.74             23.33
December 31, 1996.................   21,280      100,000     22,919     22,919           1.08             20.53
December 31, 1997.................   22,600      100,000     25,271     25,271           1.39             18.22
December 31, 1998.................   24,320      100,000     27,711     27,711           1.64             16.27
December 31, 1999.................   25,840      100,000     30,181     30,181           1.83             14.62


ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
May 1, 1987.......................  $ 1,520     $100,000    $ 1,364    $   698             --                --
December 31, 1987.................    1,520      100,000        942        276         -92.21%               --
December 31, 1988.................    3,040      100,000      2,189      1,411         -50.82          1,070.47%
December 31, 1989.................    4,560      100,000      4,202      3,448         -15.92            337.59
December 31, 1990.................    6,080      100,000      5,020      4,292         -15.53            178.58
December 31, 1991.................    7,600      100,000      7,690      6,987          -3.14            115.51
December 31, 1992.................    9,120      100,000      9,335      8,717          -1.43             82.89
December 31, 1993.................   10,640      100,000     11,308     10,806           0.42             63.34
December 31, 1994.................   12,160      100,000     12,527     12,141          -0.04             50.46
December 31, 1995.................   13,680      100,000     18,718     18,448           6.33             41.41
December 31, 1996.................   15,200      100,000     24,104     23,950           8.61             34.74
December 31, 1997.................   16,720      100,000     33,375     33,336          11.74             29.65
December 31, 1998.................   18,240      100,000     43,941     43,941          13.56             25.65
December 31, 1999.................   19,760      100,000     54,106     54,106          14.22             22.43

ZENITH BACK BAY MANAGED SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
May 1, 1987.......................  $ 1,520     $100,000    $ 1,364    $   698             --                --
December 31, 1987.................    1,520      100,000      1,071        405         -86.18%               --
December 31, 1988.................    3,040      100,000      2,254      1,476         -48.57          1,070.47%
December 31, 1989.................    4,560      100,000      3,937      3,184         -20.18            337.59
December 31, 1990.................    6,080      100,000      5,162      4,433         -14.13            178.58
December 31, 1991.................    7,600      100,000      7,348      6,644          -5.01            115.51
December 31, 1992.................    9,120      100,000      8,943      8,325          -2.88             82.89
December 31, 1993.................   10,640      100,000     10,941     10,439          -0.52             63.34
December 31, 1994.................   12,160      100,000     11,904     11,517          -1.30             50.46
December 31, 1995.................   13,680      100,000     17,110     16,840           4.41             41.41
December 31, 1996.................   15,200      100,000     20,904     20,750           5.93             34.74
December 31, 1997.................   16,720      100,000     27,859     27,820           8.73             29.65
December 31, 1998.................   18,240      100,000     34,545     34,545           9.96             25.65
December 31, 1999.................   19,760      100,000     39,125     39,125           9.79             22.43


ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1993....................  $ 1,520     $100,000    $ 1,364    $   698             --                --
December 31, 1993.................    1,520      100,000      1,205        539         -78.65%               --
December 31, 1994.................    3,040      100,000      2,238      1,462         -48.96          1,065.53%
December 31, 1995.................    4,560      100,000      4,399      3,648         -12.83            336.86
December 31, 1996.................    6,080      100,000      6,363      5,637          -3.46            178.34
December 31, 1997.................    7,600      100,000      9,817      9,115           6.87            115.39
December 31, 1998.................    9,120      100,000     13,291     12,683          10.46             82.83
December 31, 1999.................   10,640      100,000     15,528     15,036           9.40             63.30


ZENITH HARRIS OAKMARK MID CAP VALUE SUB-ACCOUNT**


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1993....................  $ 1,520     $100,000    $ 1,364    $   698             --                --
December 31, 1993.................    1,520      100,000      1,212        546         -78.26%               --
December 31, 1994.................    3,040      100,000      2,264      1,487         -48.07          1,065.53%
December 31, 1995.................    4,560      100,000      4,292      3,541         -14.46            336.86
December 31, 1996.................    6,080      100,000      6,165      5,438          -5.08            178.34
December 31, 1997.................    7,600      100,000      8,484      7,783           0.89            115.39
December 31, 1998.................    9,120      100,000      8,797      8,189          -3.39             82.83
December 31, 1999.................   10,640      100,000      9,733      9,241          -3.85             63.30


ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
May 2, 1994.......................   $1,520     $100,000    $ 1,364    $   698             --                --
December 31, 1994.................    1,520      100,000      1,022        356         -88.71%               --
December 31, 1995.................    3,040      100,000      2,569      1,791         -38.02          1,075.45%
December 31, 1996.................    4,560      100,000      4,579      3,825         -10.22            338.33
December 31, 1997.................    6,080      100,000      7,067      6,339           1.93            178.83
December 31, 1998.................    7,600      100,000      7,816      7,112          -2.48            115.62
December 31, 1999.................    9,120      100,000     11,693     11,075           6.15             82.96

ZENITH BALANCED SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
October 31, 1994..................   $1,520     $100,000    $ 1,364    $   698             --                --
December 31, 1994.................    1,520      100,000      1,277        611        -100.00%               --
December 31, 1995.................    3,040      100,000      2,565      1,776         -62.40          3,427.00%
December 31, 1996.................    4,560      100,000      4,092      3,328         -25.51            539.22
December 31, 1997.................    6,080      100,000      5,821      5,082         -10.61            236.33
December 31, 1998.................    7,600      100,000      7,444      6,730          -5.60            140.81
December 31, 1999.................    9,120      100,000      8,079      7,413          -7.81             96.62


ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
October 31, 1994..................   $1,520     $100,000    $ 1,364    $   698             --                --
December 31, 1994.................    1,520      100,000      1,309        643        -100.00%               --
December 31, 1995.................    3,040      100,000      2,409      1,620         -69.82          3,427.00%
December 31, 1996.................    4,560      100,000      3,655      2,891         -36.00            539.22
December 31, 1997.................    6,080      100,000      4,643      3,904         -25.82            236.33
December 31, 1998.................    7,600      100,000      6,059      5,345         -16.20            140.81
December 31, 1999.................    9,120      100,000      8,655      7,989          -4.98             96.62


ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
October 31, 1994..................   $1,520     $100,000    $ 1,364    $   698             --                --
December 31, 1994.................    1,520      100,000      1,236        570        -100.00%               --
December 31, 1995.................    3,040      100,000      2,673      1,884         -57.18          3,427.00%
December 31, 1996.................    4,560      100,000      4,467      3,704         -17.17            539.22
December 31, 1997.................    6,080      100,000      7,024      6,285           1.99            236.33
December 31, 1998.................    7,600      100,000      9,155      8,441           4.85            140.81
December 31, 1999.................    9,120      100,000     11,838     11,172           7.59             96.62


ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
October 31, 1994..................   $1,520     $100,000    $ 1,364    $   698             --                --
December 31, 1994.................    1,520      100,000      1,205        539        -100.00%               --
December 31, 1995.................    3,040      100,000      2,668      1,879         -57.41          3,427.00%
December 31, 1996.................    4,560      100,000      4,111      3,347         -25.06            539.22
December 31, 1997.................    6,080      100,000      6,213      5,474          -6.25            236.33
December 31, 1998.................    7,600      100,000     10,402      9,688          11.27            140.81
December 31, 1999.................    9,120      100,000     15,111     14,445          17.20             96.62


ZENITH MFS INVESTORS SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1999....................   $1,520     $100,000    $ 1,364    $   698             --                --
December 31, 1999.................    1,520      100,000      1,051        384         -87.10%               --


ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1999....................   $1,520     $100,000    $ 1,364    $   698             --                --
December 31, 1999.................    1,520      100,000      1,247        581         -76.13%               --

METROPOLITAN JANUS MID CAP SUB-ACCOUNT


                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
March 3, 1997.......................   $1,520     $100,000    $1,364     $  698             --                --
December 31, 1997...................    1,520      100,000     1,320        653         -63.85%               --
December 31, 1998...................    3,040      100,000     3,142      2,368         -17.42            831.66%
December 31, 1999...................    4,560      100,000     9,421      8,671          39.29            298.61


METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT


                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
November 9, 1998....................   $1,520     $100,000    $1,364     $  698             --                --
December 31, 1998...................    1,520      100,000     1,395        728        -100.00%               --
December 31, 1999...................    3,040      100,000     2,740      1,950         -55.88          3,715.89%


VIP EQUITY-INCOME SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
October 9, 1986...................  $ 1,520     $100,000    $ 1,364    $   698             --                --
December 31, 1986.................    1,520      100,000      1,285        618         -98.08%               --
December 31, 1987.................    3,040      100,000      2,030      1,241         -80.94          2,847.87%
December 31, 1988.................    4,560      100,000      3,518      2,755         -37.46            505.26
December 31, 1989.................    6,080      100,000      5,180      4,442         -17.76            227.75
December 31, 1990.................    7,600      100,000      5,493      4,779         -20.72            137.27
December 31, 1991.................    9,120      100,000      8,292      7,626          -6.58             94.76
December 31, 1992.................   10,640      100,000     10,794     10,244          -1.18             70.66
December 31, 1993.................   12,160      100,000     13,756     13,322           2.44             55.37
December 31, 1994.................   13,680      100,000     15,813     15,494           2.92             44.89
December 31, 1995.................   15,200      100,000     22,749     22,546           8.12             37.32
December 31, 1996.................   16,720      100,000     27,103     27,016           8.87             31.62
December 31, 1997.................   18,240      100,000     35,848     35,848          11.22             27.20
December 31, 1998.................   19,760      100,000     41,386     41,386          11.21             23.68
December 31, 1999.................   21,280      100,000     45,139     45,139          10.51             20.82


VIP OVERSEAS SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
January 28, 1987..................  $ 1,520     $100,000    $ 1,364    $   698             --                --
December 31, 1987.................    1,520      100,000        862        196         -89.15%         9,215.82%
December 31, 1988.................    3,040      100,000      2,181      1,411         -43.29            731.16
December 31, 1989.................    4,560      100,000      4,001      3,256         -16.54            279.55
December 31, 1990.................    6,080      100,000      4,998      4,278         -14.01            158.04
December 31, 1991.................    7,600      100,000      6,521      5,826          -8.97            105.56
December 31, 1992.................    9,120      100,000      6,684      6,105         -11.64             77.19
December 31, 1993.................   10,640      100,000     10,554     10,090          -1.35             59.70
December 31, 1994.................   12,160      100,000     11,756     11,408          -1.44             47.97
December 31, 1995.................   13,680      100,000     14,435     14,203           0.76             39.61
December 31, 1996.................   15,200      100,000     17,569     17,453           2.53             33.39
December 31, 1997.................   16,720      100,000     20,935     20,935           3.75             28.61
December 31, 1998.................   18,240      100,000     24,869     24,869           4.74             24.82
December 31, 1999.................   19,760      100,000     37,094     37,094           8.75             21.77

VIP HIGH INCOME SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
September 19, 1985................  $ 1,520     $100,000    $ 1,364    $   698             --                --
December 31, 1985.................    1,520      100,000      1,320        653         -94.98%               --
December 31, 1986.................    3,040      100,000      2,549      1,762         -54.87          2,440.56%
December 31, 1987.................    4,560      100,000      3,635      2,873         -33.09            477.39
December 31, 1988.................    6,080      100,000      5,118      4,382         -17.91            220.41
December 31, 1989.................    7,600      100,000      5,889      5,177         -16.70            134.18
December 31, 1990.................    9,120      100,000      6,756      6,100         -14.57             93.12
December 31, 1991.................   10,640      100,000     10,136      9,595          -3.16             69.67
December 31, 1992.................   12,160      100,000     13,487     13,062           1.89             54.71
December 31, 1993.................   13,680      100,000     17,416     17,107           5.15             44.43
December 31, 1994.................   15,200      100,000     18,334     18,141           3.65             36.98
December 31, 1995.................   16,720      100,000     23,345     23,268           6.10             31.37
December 31, 1996.................   18,240      100,000     27,738     27,738           7.01             27.00
December 31, 1997.................   19,760      100,000     33,782     33,782           8.17             23.52
December 31, 1998.................   21,280      100,000     33,523     33,523           6.44             20.69
December 31, 1999.................   22,800      100,000     37,394     37,394           6.49             18.34


VIP II ASSET MANAGER SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
September 6, 1989.................  $ 1,520     $100,000    $ 1,364    $   698             --                --
December 31, 1989.................    1,520      100,000      1,255        588         -94.95%               --
December 31, 1990.................    3,040      100,000      2,355      1,568         -60.93          2,221.59%
December 31, 1991.................    4,560      100,000      3,987      3,225         -24.64            460.64
December 31, 1992.................    6,080      100,000      5,539      4,803         -12.72            215.86
December 31, 1993.................    7,600      100,000      7,807      7,096          -2.96            132.24
December 31, 1994.................    9,120      100,000      8,272      7,616          -6.41             92.09
December 31, 1995.................   10,640      100,000     10,747     10,206          -1.26             69.04
December 31, 1996.................   12,160      100,000     13,398     12,974           1.69             54.29
December 31, 1997.................   13,680      100,000     17,308     16,999           4.97             44.14
December 31, 1998.................   15,200      100,000     21,268     21,074           6.64             36.77
December 31, 1999.................   16,720      100,000     24,864     24,787           7.20             31.20


                             OPTION 2 DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*


                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
August 26, 1983.................  $ 1,520     $101,364    $  1,364    $    698            --                --
December 31, 1983...............    1,520      101,317       1,317         650        -91.29%               --
December 31, 1984...............    3,040      102,255       2,255       1,470        -63.13          2,096.20%
December 31, 1985...............    4,560      105,063       5,063       4,304         -4.24            459.97
December 31, 1986...............    6,080      110,850      10,850      10,116         28.90            223.31
December 31, 1987...............    7,600      117,264      17,264      16,554         34.33            140.84
December 31, 1988...............    9,120      116,730      16,730      16,084         20.00             98.06
December 31, 1989...............   10,640      122,782      22,782      22,251         21.83             75.41
December 31, 1990...............   12,160      122,796      22,796      22,381         15.54             59.48
December 31, 1991...............   13,680      136,296      36,296      35,997         21.44             50.89
December 31, 1992...............   15,200      135,353      35,353      35,169         16.58             42.46
December 31, 1993...............   16,720      141,800      41,800      41,732         16.23             37.01
December 31, 1994...............   18,240      139,544      39,544      39,544         12.56             31.82
December 31, 1995...............   19,760      156,242      56,242      56,242         15.36             29.45
December 31, 1996...............   21,280      169,017      69,017      69,017         15.84             27.11
December 31, 1997...............   22,800      186,100      86,100      86,100         16.47             25.37
December 31, 1998...............   24,320      216,409     116,409     116,409         17.91             24.50
December 31, 1999...............   25,840      235,559     135,559     135,559         17.67             23.12

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
August 26, 1983...................  $ 1,520     $101,364    $ 1,364    $   698             --                --
December 31, 1983.................    1,520      101,235      1,235        569         -94.06%               --
December 31, 1984.................    3,040      102,442      2,442      1,657         -55.49          2,099.30%
December 31, 1985.................    4,560      104,018      4,018      3,258         -23.42            457.37
December 31, 1986.................    6,080      105,673      5,673      4,938         -11.06            218.08
December 31, 1987.................    7,600      106,830      6,830      6,121          -9.16            134.83
December 31, 1988.................    9,120      108,413      8,413      7,766          -5.65             94.78
December 31, 1989.................   10,640      110,431     10,431      9,900          -2.16             71.83
December 31, 1990.................   12,160      112,324     12,324     11,909          -0.54             57.07
December 31, 1991.................   13,680      115,748     15,748     15,449           2.78             47.18
December 31, 1992.................   15,200      118,213     18,213     18,029           3.48             39.82
December 31, 1993.................   16,720      121,654     21,654     21,586           4.69             34.40
December 31, 1994.................   18,240      121,995     21,995     21,995           3.15             29.78
December 31, 1995.................   19,760      127,876     27,876     27,876           5.27             26.70
December 31, 1996.................   21,280      130,292     30,292     30,292           5.00             23.85
December 31, 1997.................   22,800      134,677     34,677     34,677           5.49             21.66
December 31, 1998.................   24,320      138,867     38,867     38,867           5.72             19.79
December 31, 1999.................   25,840      139,677     39,677     39,677           4.92             17.96


ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
August 26, 1983...................  $ 1,520     $101,364    $ 1,364    $   698             --                --
December 31, 1983.................    1,520      101,237      1,237        571         -94.00%               --
December 31, 1984.................    3,040      102,366      2,366      1,581         -58.60          2,098.04%
December 31, 1985.................    4,560      103,648      3,648      2,888         -31.12            456.44
December 31, 1986.................    6,080      104,952      4,952      4,217         -19.21            217.34
December 31, 1987.................    7,600      106,311      6,311      5,601         -12.89            134.52
December 31, 1988.................    9,120      107,803      7,803      7,156          -8.54             94.53
December 31, 1989.................   10,640      109,504      9,504      8,973          -5.12             71.55
December 31, 1990.................   12,160      111,294     11,294     10,879          -2.91             56.82
December 31, 1991.................   13,680      113,132     13,132     12,833          -1.48             46.66
December 31, 1992.................   15,200      114,818     14,818     14,634          -0.78             39.26
December 31, 1993.................   16,720      116,426     16,426     16,358          -0.41             33.65
December 31, 1994.................   18,240      118,240     18,240     18,240             --             29.30
December 31, 1995.................   19,760      120,409     20,409     20,409           0.51             25.88
December 31, 1996.................   21,280      122,556     22,556     22,556           0.85             23.08
December 31, 1997.................   22,800      124,840     24,840     24,840           1.16             20.78
December 31, 1998.................   24,320      127,198     27,198     27,198           1.41             18.85
December 31, 1999.................   25,840      129,571     29,571     29,571           1.59             17.22


ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
May 1, 1987.......................  $ 1,520     $101,364    $ 1,364    $   698             --                --
December 31, 1987.................    1,520      100,941        941        274         -92.28%               --
December 31, 1988.................    3,040      102,183      2,183      1,405         -51.04          1,086.47%
December 31, 1989.................    4,560      104,183      4,183      3,430         -16.22            345.10
December 31, 1990.................    6,080      104,990      4,990      4,261         -15.84            182.88
December 31, 1991.................    7,600      107,628      7,628      6,925          -3.47            119.58
December 31, 1992.................    9,120      109,239      9,239      8,621          -1.77             86.41
December 31, 1993.................   10,640      111,165     11,165     10,663           0.06             66.60
December 31, 1994.................   12,160      112,350     12,350     11,964          -0.39             53.39
December 31, 1995.................   13,680      118,449     18,449     18,179           6.02             45.02
December 31, 1996.................   15,200      123,750     23,750     23,596           8.33             38.68
December 31, 1997.................   16,720      132,864     32,864     32,825          11.48             34.29
December 31, 1998.................   18,240      143,225     43,225     43,225          13.32             30.91
December 31, 1999.................   19,760      153,157     53,157     53,157          13.98             28.09

ZENITH BACK BAY MANAGED SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
May 1, 1987.......................  $ 1,520     $101,364    $ 1,364    $   698             --                --
December 31, 1987.................    1,520      101,069      1,069        403         -86.27%               --
December 31, 1988.................    3,040      102,247      2,247      1,469         -48.81          1,086.95%
December 31, 1989.................    4,560      103,920      3,920      3,167         -20.47            344.63
December 31, 1990.................    6,080      105,130      5,130      4,402         -14.44            183.00
December 31, 1991.................    7,600      107,289      7,289      6,586          -5.33            119.41
December 31, 1992.................    9,120      108,852      8,852      8,234          -3.22             86.26
December 31, 1993.................   10,640      110,803     10,803     10,301          -0.88             66.50
December 31, 1994.................   12,160      111,738     11,738     11,352          -1.65             53.25
December 31, 1995.................   13,680      116,868     16,868     16,598           4.11             44.73
December 31, 1996.................   15,200      120,604     20,604     20,449           5.65             38.20
December 31, 1997.................   16,720      127,444     27,444     27,405           8.48             33.61
December 31, 1998.................   18,240      133,999     33,999     33,999           9.72             29.93
December 31, 1999.................   19,760      138,463     38,463     38,463           9.55             26.75


ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1993....................   $1,520     $101,364    $ 1,364    $   698             --                --
December 31, 1993.................    1,520      101,203      1,203        537         -78.79%               --
December 31, 1994.................    3,040      102,231      2,231      1,455         -49.21          1,081.78%
December 31, 1995.................    4,560      104,378      4,378      3,627         -13.15            344.69
December 31, 1996.................    6,080      106,321      6,321      5,595          -3.80            183.75
December 31, 1997.................    7,600      109,732      9,732      9,030           6.51            120.54
December 31, 1998.................    9,120      113,143     13,143     12,535          10.08             87.75
December 31, 1999.................   10,640      115,312     15,312     14,820           9.00             67.70


ZENITH HARRIS OAKMARK MID CAP VALUE SUB-ACCOUNT**


                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
April 30, 1993......................   $1,520     $101,364    $1,364     $  698             --                --
December 31, 1993...................    1,520      101,210     1,210        543         -78.40%               --
December 31, 1994...................    3,040      102,256     2,256      1,480         -48.33          1,081.97%
December 31, 1995...................    4,560      104,272     4,272      3,521         -14.78            344.50
December 31, 1996...................    6,080      106,124     6,124      5,398          -5.42            183.58
December 31, 1997...................    7,600      108,412     8,412      7,711           0.54            119.87
December 31, 1998...................    9,120      108,701     8,701      8,092          -3.76             86.14
December 31, 1999...................   10,640      109,602     9,602      9,110          -4.24             66.12


ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
May 2, 1994.......................   $1,520     $101,364    $ 1,364    $   698             --                --
December 31, 1994.................    1,520      101,020      1,020        354         -88.80%               --
December 31, 1995.................    3,040      102,561      2,561      1,783         -38.27          1,094.32%
December 31, 1996.................    4,560      104,558      4,558      3,804         -10.53            346.52
December 31, 1997.................    6,080      107,022      7,022      6,294           1.60            184.84
December 31, 1998.................    7,600      107,749      7,749      7,045          -2.83            119.77
December 31, 1999.................    9,120      111,569     11,569     10,951           5.79             87.32


ZENITH BALANCED SUB-ACCOUNT


                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
October 31, 1994....................   $1,520     $101,364    $1,364     $  698             --                --
December 31, 1994...................    1,520      101,276     1,276        610        -100.00%               --
December 31, 1995...................    3,040      102,560     2,560      1,771         -62.64          3,506.11%
December 31, 1996...................    4,560      104,078     4,078      3,314         -25.83            552.15
December 31, 1997...................    6,080      105,792     5,792      5,053         -10.95            243.21
December 31, 1998...................    7,600      107,393     7,393      6,679          -5.95            145.73
December 31, 1999...................    9,120      108,008     8,008      7,342          -8.17            100.21

ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
October 31, 1994..................   $1,520     $101,364    $ 1,364    $   698             --                --
December 31, 1994.................    1,520      101,309      1,309        642        -100.00%               --
December 31, 1995.................    3,040      102,404      2,404      1,615         -70.02          3,501.28%
December 31, 1996.................    4,560      103,644      3,644      2,880         -36.29            550.79
December 31, 1997.................    6,080      104,622      4,622      3,883         -26.14            241.84
December 31, 1998.................    7,600      106,020      6,020      5,307         -16.53            144.84
December 31, 1999.................    9,120      108,583      8,583      7,917          -5.32            100.46


ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
October 31, 1994..................   $1,520     $101,364    $ 1,364    $   698             --                --
December 31, 1994.................    1,520      101,235      1,235        569        -100.00%               --
December 31, 1995.................    3,040      102,668      2,668      1,879         -57.43          3,509.41%
December 31, 1996.................    4,560      104,452      4,452      3,688         -17.50            553.32
December 31, 1997.................    6,080      106,987      6,987      6,248           1.64            244.59
December 31, 1998.................    7,600      109,088      9,088      8,375           4.49            146.82
December 31, 1999.................    9,120      111,726     11,726     11,060           7.21            101.81


ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
October 31, 1994..................   $1,520     $101,364    $ 1,364    $   698             --                --
December 31, 1994.................    1,520      101,205      1,205        538        -100.00%               --
December 31, 1995.................    3,040      102,663      2,663      1,874         -57.67          3,509.26%
December 31, 1996.................    4,560      104,097      4,097      3,333         -25.38            552.21
December 31, 1997.................    6,080      106,181      6,181      5,442          -6.60            243.66
December 31, 1998.................    7,600      110,327     10,327      9,613          10.90            147.61
December 31, 1999.................    9,120      114,966     14,966     14,300          16.83            103.16


ZENITH MFS INVESTORS SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1999....................   $1,520     $101,364    $ 1,364    $   698             --                --
December 31, 1999.................    1,520      101,049      1,049        382         -87.21%               --


ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1999....................   $1,520     $101,364    $ 1,364    $   698             --                --
December 31, 1999.................    1,520      101,245      1,245        579         -76.28%               --


METROPOLITAN JANUS MID CAP SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
March 3, 1997.....................   $1,520     $101,364    $ 1,364    $   698             --                --
December 31, 1997.................    1,520      101,317      1,317        650         -64.04%               --
December 31, 1998.................    3,040      103,130      3,130      2,356         -17.73            848.37%
December 31, 1999.................    4,560      109,371      9,371      8,622          38.90            312.87

METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT


                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
                DATE                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
                ----                  --------    --------    ------    --------    --------------    -------------
November 9, 1998....................   $1,520     $101,364    $1,364     $  698             --                --
December 31, 1998...................    1,520      101,394     1,394        728        -100.00%               --
December 31, 1999...................    3,040      102,736     2,736      1,945         -56.11          3,809.22%


VIP EQUITY-INCOME SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
October 9, 1986...................   $1,520     $101,364    $ 1,364    $   698             --                --
December 31, 1986.................    1,520      101,284      1,284        618         -98.10%               --
December 31, 1987.................    3,040      102,026      2,026      1,237         -81.10          2,897.76%
December 31, 1988.................    4,560      103,507      3,507      2,743         -37.75            515.55
December 31, 1989.................    6,080      105,155      5,155      4,416         -18.08            233.63
December 31, 1990.................    7,600      105,458      5,458      4,744         -21.05            140.83
December 31, 1991.................    9,120      108,224      8,224      7,558          -6.91             98.37
December 31, 1992.................   10,640      110,681     10,681     10,131          -1.52             74.16
December 31, 1993.................   12,160      113,581     13,581     13,147           2.09             58.88
December 31, 1994.................   13,680      115,598     15,598     15,279           2.60             48.22
December 31, 1995.................   15,200      122,433     22,433     22,230           7.84             41.32
December 31, 1996.................   16,720      126,713     26,713     26,626           8.60             35.72
December 31, 1997.................   18,240      135,300     35,300     35,300          10.98             31.86
December 31, 1998.................   19,760      140,712     40,712     40,712          10.97             28.43
December 31, 1999.................   21,280      144,346     44,346     44,346          10.27             25.47


VIP OVERSEAS SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
January 28, 1987..................  $ 1,520     $101,364    $ 1,364    $   698             --                --
December 31, 1987.................    1,520      100,859        859        193         -89.30%         9,302.52%
December 31, 1988.................    3,040      102,172      2,172      1,402         -43.56            741.05
December 31, 1989.................    4,560      103,980      3,980      3,234         -16.84            285.23
December 31, 1990.................    6,080      104,962      4,962      4,242         -14.33            161.75
December 31, 1991.................    7,600      106,461      6,461      5,766          -9.31            108.71
December 31, 1992.................    9,120      106,608      6,608      6,029         -12.00             79.55
December 31, 1993.................   10,640      110,411     10,411      9,948          -1.71             62.58
December 31, 1994.................   12,160      111,585     11,585     11,238          -1.79             50.59
December 31, 1995.................   13,680      114,231     14,231     13,999           0.47             42.32
December 31, 1996.................   15,200      117,319     17,319     17,203           2.27             36.23
December 31, 1997.................   16,720      120,628     20,628     20,628           3.51             31.57
December 31, 1998.................   18,240      124,486     24,486     24,486           4.50             27.93
December 31, 1999.................   19,760      136,485     36,485     36,485           8.53             25.79


VIP HIGH INCOME SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
September 19, 1985................  $ 1,520     $101,364    $ 1,364    $   698             --                --
December 31, 1985.................    1,520      101,319      1,319        652         -95.01%               --
December 31, 1986.................    3,040      102,544      2,544      1,757         -55.10          2,492.35%
December 31, 1987.................    4,560      103,622      3,622      2,860         -33.38            487.30
December 31, 1988.................    6,080      105,092      5,092      4,356         -18.23            226.00
December 31, 1989.................    7,600      105,849      5,849      5,137         -17.04            137.89
December 31, 1990.................    9,120      106,698      6,698      6,042         -14.92             96.03
December 31, 1991.................   10,640      110,025     10,025      9,485          -3.52             72.92
December 31, 1992.................   12,160      113,312     13,312     12,887           1.53             58.12
December 31, 1993.................   13,680      117,176     17,176     16,867           4.83             48.04
December 31, 1994.................   15,200      118,078     18,078     17,885           3.36             40.23
December 31, 1995.................   16,720      123,008     23,008     22,931           5.84             34.92
December 31, 1996.................   18,240      127,318     27,318     27,318           6.77             30.70
December 31, 1997.................   19,760      133,237     33,237     33,237           7.93             27.49
December 31, 1998.................   21,280      132,944     32,944     32,944           6.20             24.28
December 31, 1999.................   22,800      136,696     36,696     36,696           6.25             21.98

VIP II ASSET MANAGER SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
September 6, 1989.................  $ 1,520     $101,354    $ 1,364    $   698             --                --
December 31, 1989.................    1,520      101,254      1,254        587         -94.98%               --
December 31, 1990.................    3,040      102,350      2,350      1,563         -61.13          2,264.20%
December 31, 1991.................    4,560      103,973      3,973      3,211         -24.93            471.04
December 31, 1992.................    6,080      105,511      5,511      4,774         -13.04            221.76
December 31, 1993.................    7,600      107,752      7,752      7,041          -3.29            137.05
December 31, 1994.................    9,120      108,197      8,197      7,541          -6.76             95.58
December 31, 1995.................   10,640      110,624     10,624     10,084          -1.62             72.44
December 31, 1996.................   12,160      113,220     13,220     12,795           1.33             57.65
December 31, 1997.................   13,680      117,063     17,063     16,755           4.64             47.70
December 31, 1998.................   15,200      120,964     20,964     20,771           6.35             40.47
December 31, 1999.................   16,720      124,498     24,498     24,421           6.93             34.94


------------
 * Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Harris
   Oakmark Mid Cap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                     MALE NON-SMOKER PREFERRED RISK AGE 40
                              $500,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*



                                 TOTAL                                            INTERNAL RATE     INTERNAL RATE
                                PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                              PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                            --------    ----------    --------    --------    --------------    -------------
August 26, 1983...............  $  7,600    $  500,000    $  6,957    $  3,625            --                --
December 31, 1983.............     7,600       500,000       6,978       3,646        -87.89%               --
December 31, 1984.............    15,200       500,000      12,342       8,419        -54.41          2,058.98%
December 31, 1985.............    22,800       500,000      27,581      23,783          3.16            447.23
December 31, 1986.............    30,400       500,000      59,214      55,541         34.54            212.13
December 31, 1987.............    38,000       500,000      94,497      90,949         38.70            130.64
December 31, 1988.............    45,600       500,000      91,733      88,499         23.42             91.23
December 31, 1989.............    53,200       500,000     125,326     122,671         24.73             68.52
December 31, 1990.............    60,800       500,000     125,595     123,520         18.03             53.94
December 31, 1991.............    68,400       500,000     200,070     198,574         23.58             43.89
December 31, 1992.............    76,000       500,000     194,827     193,910         18.46             36.58
December 31, 1993.............    83,600       500,000     230,451     230,113         17.90             31.06
December 31, 1994.............    91,200       500,000     218,173     218,173         14.09             26.76
December 31, 1995.............    98,800       531,259     310,678     310,678         16.75             24.16
December 31, 1996.............   106,400       625,866     381,626     381,626         17.12             23.35
December 31, 1997.............   114,000       748,199     476,560     476,560         17.66             22.87
December 31, 1998.............   121,600       967,245     644,830     644,830         19.00             23.31
December 31, 1999.............   129,200     1,097,183     751,495     751,495         18.69             22.42

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT


                                       TOTAL                                      INTERNAL RATE    INTERNAL RATE
                                      PREMIUMS    DEATH       CASH     NET CASH    OF RETURN ON    OF RETURN ON
                DATE                    PAID     BENEFIT     VALUE      VALUE     NET CASH VALUE   DEATH BENEFIT
                ----                  --------   --------   --------   --------   --------------   -------------
August 26, 1983.....................  $  7,600   $500,000   $  6,957   $  3,625           --               --
December 31, 1983...................     7,600    500,000      6,566      3,234       -91.42%              --
December 31, 1984...................    15,200    500,000     13,329      9,406       -46.32         2,058.98%
December 31, 1985...................    22,800    500,000     21,815     18,017       -16.72           447.23
December 31, 1986...................    30,400    500,000     30,759     27,086        -6.19           212.13
December 31, 1987...................    38,000    500,000     37,032     33,484        -5.37           130.64
December 31, 1988...................    45,600    500,000     45,655     42,421        -2.54            91.23
December 31, 1989...................    53,200    500,000     56,718     54,063         0.48            68.52
December 31, 1990...................    60,800    500,000     67,051     64,975         1.72            53.94
December 31, 1991...................    68,400    500,000     85,584     84,088         4.69            43.89
December 31, 1992...................    76,000    500,000     98,929     98,012         5.16            36.58
December 31, 1993...................    83,600    500,000    117,632    117,294         6.18            31.06
December 31, 1994...................    91,200    500,000    119,516    119,516         4.52            26.76
December 31, 1995...................    98,800    500,000    151,593    151,593         6.51            23.33
December 31, 1996...................   106,400    500,000    164,906    164,906         6.16            20.53
December 31, 1997...................   114,000    500,000    189,059    189,059         6.58            18.22
December 31, 1998...................   121,600    500,000    212,278    212,278         6.75            16.27
December 31, 1999...................   129,200    500,000    217,152    217,152         5.92            14.62


ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT


                                       TOTAL                                      INTERNAL RATE    INTERNAL RATE
                                      PREMIUMS    DEATH       CASH     NET CASH    OF RETURN ON    OF RETURN ON
                DATE                    PAID     BENEFIT     VALUE      VALUE     NET CASH VALUE   DEATH BENEFIT
                ----                  --------   --------   --------   --------   --------------   -------------
August 26, 1983.....................  $  7,600   $500,000   $  6,957   $  3,625           --               --
December 31, 1983...................     7,600    500,000      6,579      3,247       -91.32%              --
December 31, 1984...................    15,200    500,000     12,920      8,996       -49.68         2,058.98%
December 31, 1985...................    22,800    500,000     19,791     15,993       -24.63           447.23
December 31, 1986...................    30,400    500,000     26,813     23,140       -14.43           212.13
December 31, 1987...................    38,000    500,000     34,168     30,620        -9.14           130.64
December 31, 1988...................    45,600    500,000     42,290     39,056        -5.45            91.23
December 31, 1989...................    53,200    500,000     51,606     48,951        -2.49            68.52
December 31, 1990...................    60,800    500,000     61,360     59,285        -0.66            53.94
December 31, 1991...................    68,400    500,000     71,244     69,747         0.45            43.89
December 31, 1992...................    76,000    500,000     80,314     79,397         0.90            36.58
December 31, 1993...................    83,600    500,000     88,993     88,655         1.09            31.06
December 31, 1994...................    91,200    500,000     98,827     98,827         1.36            26.76
December 31, 1995...................    98,800    500,000    110,636    110,636         1.76            23.33
December 31, 1996...................   106,400    500,000    122,381    122,381         2.02            20.53
December 31, 1997...................   114,000    500,000    134,940    134,940         2.26            18.22
December 31, 1998...................   121,600    500,000    147,986    147,986         2.45            16.27
December 31, 1999...................   129,200    500,000    161,203    161,203         2.59            14.62


ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT


                                        TOTAL                                      INTERNAL RATE    INTERNAL RATE
                                       PREMIUMS    DEATH       CASH     NET CASH    OF RETURN ON    OF RETURN ON
                DATE                     PAID     BENEFIT     VALUE      VALUE     NET CASH VALUE   DEATH BENEFIT
                ----                   --------   --------   --------   --------   --------------   -------------
May 1, 1987..........................  $ 7,600    $500,000   $  6,957   $  3,625           --               --
December 31, 1987....................    7,600     500,000      5,197      1,865       -87.77%              --
December 31, 1988....................   15,200     500,000     12,024      8,132       -43.42         1,070.47%
December 31, 1989....................   22,800     500,000     22,822     19,055       -10.41           337.59
December 31, 1990....................   30,400     500,000     27,139     23,497       -11.59           178.58
December 31, 1991....................   38,000     500,000     41,486     37,969        -0.03           115.51
December 31, 1992....................   45,600     500,000     50,296     47,206         1.09            82.89
December 31, 1993....................   53,200     500,000     60,881     58,371         2.53            63.34
December 31, 1994....................   60,800     500,000     67,301     65,370         1.73            50.46
December 31, 1995....................   68,400     500,000    100,402     99,051         7.82            41.41
December 31, 1996....................   76,000     500,000    129,208    128,436         9.91            34.74
December 31, 1997....................   83,600     500,000    178,823    178,630        12.88            29.65
December 31, 1998....................   91,200     500,000    235,456    235,456        14.59            25.65
December 31, 1999....................   98,800     500,000    289,971    289,971        15.16            22.43

ZENITH BACK BAY MANAGED SUB-ACCOUNT



                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                              --------    --------    --------    --------    --------------    -------------
May 1, 1987.....................  $ 7,600     $500,000    $  6,957    $  3,625            --                --
December 31, 1987...............    7,600      500,000       5,898       2,566        -80.29%               --
December 31, 1988...............   15,200      500,000      12,367       8,475        -41.12          1,070.47%
December 31, 1989...............   22,800      500,000      21,368      17,602        -14.80            337.59
December 31, 1990...............   30,400      500,000      27,875      24,233        -10.23            178.58
December 31, 1991...............   38,000      500,000      39,593      36,076         -1.94            115.51
December 31, 1992...............   45,600      500,000      48,120      45,031         -0.40             82.89
December 31, 1993...............   53,200      500,000      58,836      56,326          1.56             63.34
December 31, 1994...............   60,800      500,000      63,878      61,947          0.45             50.46
December 31, 1995...............   68,400      500,000      91,669      90,318          5.89             41.41
December 31, 1996...............   76,000      500,000     111,912     111,140          7.22             34.74
December 31, 1997...............   83,600      500,000     149,072     148,879          9.86             29.65
December 31, 1998...............   91,200      500,000     184,850     184,850         10.98             25.65
December 31, 1999...............   98,800      500,000     209,384     209,384         10.73             22.43



ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1993....................  $ 7,600     $500,000    $ 6,957    $ 3,625             --                --
December 31, 1993.................    7,600      500,000      6,689      3,357         -70.40%               --
December 31, 1994.................   15,200      500,000     12,286      8,404         -41.51          1,065.53%
December 31, 1995.................   22,800      500,000     23,877     20,120          -7.32            336.86
December 31, 1996.................   30,400      500,000     34,401     30,770           0.56            178.34
December 31, 1997.................   38,000      500,000     52,927     49,421           9.97            115.39
December 31, 1998.................   45,600      500,000     71,630     68,589          12.97             82.83
December 31, 1999.................   53,200      500,000     83,672     81,211          11.49             63.30



ZENITH HARRIS OAKMARK MID CAP VALUE SUB-ACCOUNT**



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1993....................  $ 7,600     $500,000    $ 6,957    $ 3,625             --                --
December 31, 1993.................    7,600      500,000      6,723      3,391         -69.95%               --
December 31, 1994.................   15,200      500,000     12,416      8,535         -40.64          1,065.53%
December 31, 1995.................   22,800      500,000     23,279     19,522          -9.03            336.86
December 31, 1996.................   30,400      500,000     33,310     29,679          -1.10            178.34
December 31, 1997.................   38,000      500,000     45,710     42,204           3.95            115.39
December 31, 1998.................   45,600      500,000     47,415     44,374          -0.86             82.83
December 31, 1999.................   53,200      500,000     52,441     49,979          -1.70             63.30



ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
May 2, 1994.......................  $ 7,600     $500,000    $ 6,957    $ 3,625             --                --
December 31, 1994.................    7,600      500,000      5,653      2,321         -83.17%               --
December 31, 1995.................   15,200      500,000     14,127     10,235         -29.71          1,075.45%
December 31, 1996.................   22,800      500,000     24,946     21,179          -4.37            338.33
December 31, 1997.................   30,400      500,000     38,283     34,641           6.11            178.83
December 31, 1998.................   38,000      500,000     42,308     38,792           0.77            115.62
December 31, 1999.................   45,600      500,000     63,178     60,089           8.75             82.96

ZENITH BALANCED SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 7,600     $500,000    $ 6,957    $ 3,625             --                --
December 31, 1994.................    7,600      500,000      6,642      3,310        -100.00%               --
December 31, 1995.................   15,200      500,000     13,899      9,955         -51.94          3,427.01%
December 31, 1996.................   22,800      500,000     22,061     18,242         -18.36            539.22
December 31, 1997.................   30,400      500,000     31,318     27,624          -5.70            236.33
December 31, 1998.................   38,000      500,000     39,983     36,414          -1.97            140.81
December 31, 1999.................   45,600      500,000     43,348     40,018          -4.91             96.62



ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 7,600     $500,000    $ 6,957    $ 3,625             --                --
December 31, 1994.................    7,600      500,000      6,807      3,476        -100.00%               --
December 31, 1995.................   15,200      500,000     13,041      9,097         -60.31          3,427.01%
December 31, 1996.................   22,800      500,000     19,667     15,848         -29.20            539.22
December 31, 1997.................   30,400      500,000     24,908     21,214         -21.07            236.33
December 31, 1998.................   38,000      500,000     32,436     28,867         -12.65            140.81
December 31, 1999.................   45,600      500,000     46,332     43,001          -2.20             96.62



ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 7,600     $500,000    $ 6,957    $ 3,625             --                --
December 31, 1994.................    7,600      500,000      6,433      3,101        -100.00%               --
December 31, 1995.................   15,200      500,000     14,503     10,559         -46.00          3,427.01%
December 31, 1996.................   22,800      500,000     24,125     20,306          -9.72            539.22
December 31, 1997.................   30,400      500,000     37,871     34,177           7.09            236.33
December 31, 1998.................   38,000      500,000     49,290     45,721           8.57            140.81
December 31, 1999.................   45,600      500,000     63,696     60,366          10.49             96.62



ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 7,600     $500,000    $ 6,957    $ 3,625             --                --
December 31, 1994.................    7,600      500,000      6,276      2,944        -100.00%               --
December 31, 1995.................   15,200      500,000     14,501     10,558         -46.01          3,427.01%
December 31, 1996.................   22,800      500,000     22,209     18,390         -17.71            539.22
December 31, 1997.................   30,400      500,000     33,493     29,799          -1.20            236.33
December 31, 1998.................   38,000      500,000     56,012     52,443          14.99            140.81
December 31, 1999.................   45,600      500,000     81,338     78,007          20.10             96.62



ZENITH MFS INVESTORS SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
April 30, 1999....................  $ 7,600     $500,000    $ 6,957    $ 3,625             --                --
December 31, 1999.................    7,600      500,000      5,899      2,567         -80.15%               --


ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT


                                       TOTAL                                        INTERNAL RATE     INTERNAL RATE
                                      PREMIUMS     DEATH       CASH     NET CASH     OF RETURN ON     OF RETURN ON
DATE                                    PAID      BENEFIT     VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                  --------    --------    ------    --------    --------------    -------------
April 30, 1999....................     $7,600     $500,000    $6,957     $3,625             --             --
December 31, 1999.................      7,600      500,000     6,955      3,623         -66.84%            --

METROPOLITAN JANUS MID CAP SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
March 3, 1997.....................  $ 7,600     $500,000    $ 6,957    $ 3,625             --               --
December 31, 1997.................    7,600      500,000      7,388      4,056         -53.07%              --
December 31, 1998.................   15,200      500,000     17,317     13,446          -8.88           831.66%
December 31, 1999.................   22,800      500,000     51,301     47,555          45.67           298.61


METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
November 9, 1998..................  $ 7,600     $500,000    $ 6,957    $ 3,625             --                --
December 31, 1998.................    7,600      500,000      7,180      3,849        -100.00                --
December 31, 1999.................   15,200      500,000     14,813     10,858         -44.59          3,715.91%


VIP EQUITY-INCOME SUB-ACCOUNT


                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                               PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                             --------    --------    --------    --------    --------------    -------------
October 9, 1986................  $  7,600    $500,000    $  6,957    $  3,625            --                --
December 31, 1986..............     7,600     500,000       6,678       3,346        -97.29%               --
December 31, 1987..............    15,200     500,000      10,985       7,041        -74.07          2,847.86%
December 31, 1988..............    22,800     500,000      18,946      15,127        -31.02            505.26
December 31, 1989..............    30,400     500,000      27,854      24,160        -13.07            227.75
December 31, 1990..............    38,000     500,000      29,418      25,849        -17.21            137.27
December 31, 1991..............    45,600     500,000      44,400      41,070         -3.84             94.76
December 31, 1992..............    53,200     500,000      57,786      55,034          1.05             70.66
December 31, 1993..............    60,800     500,000      73,637      71,465          4.30             55.37
December 31, 1994..............    68,400     500,000      84,529      82,937          4.50             44.89
December 31, 1995..............    76,000     500,000     121,579     120,565          9.47             37.32
December 31, 1996..............    83,600     500,000     144,827     144,393         10.06             31.62
December 31, 1997..............    91,200     500,000     191,593     191,593         12.28             27.20
December 31, 1998..............    98,800     500,000     221,160     221,160         12.17             23.68
December 31, 1999..............   106,400     500,000     241,251     241,251         11.39             20.82


VIP OVERSEAS SUB-ACCOUNT


                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                              --------    --------    --------    --------    --------------    -------------
January 28, 1987................  $ 7,600     $500,000    $  6,957    $  3,625            --                --
December 31, 1987...............    7,600      500,000       5,053       1,721        -79.99%         9,215.79%
December 31, 1988...............   15,200      500,000      12,069       8,219        -36.21            731.16
December 31, 1989...............   22,800      500,000      21,827      18,102        -11.54            279.55
December 31, 1990...............   30,400      500,000      27,113      23,512        -10.33            158.04
December 31, 1991...............   38,000      500,000      35,248      31,773         -6.06            105.56
December 31, 1992...............   45,600      500,000      36,089      33,193         -9.22             77.19
December 31, 1993...............   53,200      500,000      56,842      54,525          0.63             59.70
December 31, 1994...............   60,800      500,000      63,129      61,392          0.22             47.97
December 31, 1995...............   68,400      500,000      77,380      76,222          2.19             39.61
December 31, 1996...............   76,000      500,000      94,078      93,498          3.79             33.39
December 31, 1997...............   83,600      500,000     112,003     112,003          4.86             28.61
December 31, 1998...............   91,200      500,000     132,998     132,998          5.74             24.82
December 31, 1999...............   98,800      500,000     198,318     198,318          9.65             21.77

VIP HIGH INCOME SUB-ACCOUNT


                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                               PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                             --------    --------    --------    --------    --------------    -------------
September 19, 1985.............  $  7,600    $500,000    $  6,957    $  3,625            --                --
December 31, 1985..............     7,600     500,000       6,931       3,600        -92.92%               --
December 31, 1986..............    15,200     500,000      13,831       9,898        -45.46          2,440.56%
December 31, 1987..............    22,800     500,000      19,592      15,783        -26.80            477.39
December 31, 1988..............    30,400     500,000      27,514      23,831        -13.40            220.41
December 31, 1989..............    38,000     500,000      31,606      28,048        -13.22            134.18
December 31, 1990..............    45,600     500,000      36,229      32,947        -11.75             93.12
December 31, 1991..............    53,200     500,000      54,365      51,663         -0.89             69.67
December 31, 1992..............    60,800     500,000      72,307      70,184          3.77             54.71
December 31, 1993..............    68,400     500,000      93,246      91,701          6.73             44.43
December 31, 1994..............    76,000     500,000      98,098      97,133          5.05             36.98
December 31, 1995..............    83,600     500,000     124,876     124,490          7.32             31.37
December 31, 1996..............    91,200     500,000     148,356     148,356          8.11             27.00
December 31, 1997..............    98,800     500,000     180,702     180,702          9.16             23.52
December 31, 1998..............   106,400     500,000     179,286     179,286          7.35             20.69
December 31, 1999..............   114,000     500,000     200,006     200,006          7.34             18.34


VIP II ASSET MANAGER SUB-ACCOUNT


                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                              --------    --------    --------    --------    --------------    -------------
September 6, 1989...............  $ 7,600     $500,000    $  6,957    $  3,625            --                --
December 31, 1989...............    7,600      500,000       6,594       3,262        -93.01%               --
December 31, 1990...............   15,200      500,000      12,791       8,858        -52.42          2,221.58%
December 31, 1991...............   22,800      500,000      21,530      17,722        -18.24            460.64
December 31, 1992...............   30,400      500,000      29,825      26,141         -8.20            215.86
December 31, 1993...............   38,000      500,000      41,987      38,428          0.48            132.24
December 31, 1994...............   45,600      500,000      44,448      41,165         -3.63             92.09
December 31, 1995...............   53,200      500,000      57,738      55,035          1.02             69.04
December 31, 1996...............   60,800      500,000      71,912      69,788          3.59             54.29
December 31, 1997...............   68,400      500,000      92,775      91,230          6.57             44.14
December 31, 1998...............   76,000      500,000     113,901     112,936          8.02             36.77
December 31, 1999...............   83,600      500,000     133,116     132,730          8.42             31.20


                             OPTION 2 DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*


                                 TOTAL                                            INTERNAL RATE     INTERNAL RATE
                                PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                              PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                            --------    ----------    --------    --------    --------------    -------------
August 26, 1983...............  $  7,600    $  506,956    $  6,956    $  3,624            --                --
December 31, 1983.............     7,600       506,971       6,971       3,639        -87.96%               --
December 31, 1984.............    15,200       512,314      12,314       8,391        -54.64          2,099.63%
December 31, 1985.............    22,800       527,473      27,473      23,675          2.81            461.04
December 31, 1986.............    30,400       558,851      58,851      55,178         34.14            224.22
December 31, 1987.............    38,000       593,673      93,673      90,125         38.27            141.65
December 31, 1988.............    45,600       590,704      90,704      87,470         23.00             98.60
December 31, 1989.............    53,200       623,554     123,554     120,899         24.29             75.94
December 31, 1990.............    60,800       623,519     123,519     121,443         17.60             59.90
December 31, 1991.............    68,400       696,511     196,511     195,015         23.19             51.39
December 31, 1992.............    76,000       691,276     191,276     190,359         18.10             42.87
December 31, 1993.............    83,600       726,088     226,088     225,751         17.57             37.42
December 31, 1994.............    91,200       713,850     213,850     213,850         13.78             32.17
December 31, 1995.............    98,800       804,178     304,178     304,178         16.46             29.85
December 31, 1996.............   106,400       873,253     373,253     373,253         16.84             27.52
December 31, 1997.............   114,000       965,756     465,756     465,756         17.39             25.80
December 31, 1998.............   121,600     1,129,873     629,873     629,873         18.75             24.96
December 31, 1999.............   129,200     1,233,718     733,718     733,718         18.45             23.58

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT


                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                               PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                             --------    --------    --------    --------    --------------    -------------
August 26, 1983................  $  7,600    $506,956    $  6,956    $  3,624            --                --
December 31, 1983..............     7,600     506,559       6,559       3,227        -91.47%               --
December 31, 1984..............    15,200     513,298      13,298       9,375        -46.57          2,102.87%
December 31, 1985..............    22,800     521,732      21,732      17,934        -17.03            458.19
December 31, 1986..............    30,400     530,589      30,589      26,916         -6.52            218.54
December 31, 1987..............    38,000     536,759      36,759      33,211         -5.71            135.14
December 31, 1988..............    45,600     545,226      45,226      41,992         -2.90             95.03
December 31, 1989..............    53,200     556,053      56,053      53,399          0.11             72.07
December 31, 1990..............    60,800     566,137      66,137      64,062          1.35             57.28
December 31, 1991..............    68,400     584,357      84,357      82,861          4.36             47.40
December 31, 1992..............    76,000     597,497      97,497      96,580          4.87             40.03
December 31, 1993..............    83,600     615,878     115,878     115,540          5.91             34.61
December 31, 1994..............    91,200     617,662     117,662     117,662          4.27             29.97
December 31, 1995..............    98,800     649,108     149,108     149,108          6.27             26.91
December 31, 1996..............   106,400     662,022     162,022     162,022          5.92             24.05
December 31, 1997..............   114,000     685,494     185,494     185,494          6.34             21.86
December 31, 1998..............   121,600     707,933     207,933     207,933          6.51             20.00
December 31, 1999..............   129,200     712,311     212,311     212,311          5.67             18.16


ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT


                                     TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    --------    --------    --------------    -------------
August 26, 1983...................  $  7,600    $506,956    $  6,956    $  3,624            --                --
December 31, 1983.................     7,600     506,572       6,572       3,240        -91.37%               --
December 31, 1984.................    15,200     512,890      12,890       8,967        -49.92          2,101.53%
December 31, 1985.................    22,800     519,717      19,717      15,919        -24.93            457.18
December 31, 1986.................    30,400     526,670      26,670      22,997        -14.75            217.73
December 31, 1987.................    38,000     533,925      33,925      30,377         -9.48            134.80
December 31, 1988.................    45,600     541,905      41,905      38,671         -5.79             94.76
December 31, 1989.................    53,200     551,021      51,021      48,366         -2.85             71.76
December 31, 1990.................    60,800     560,549      60,549      58,474         -1.02             57.02
December 31, 1991.................    68,400     570,259      70,259      68,762          0.12             46.85
December 31, 1992.................    76,000     579,207      79,207      78,290          0.61             39.43
December 31, 1993.................    83,600     587,747      87,747      87,409          0.83             33.81
December 31, 1994.................    91,200     597,398      97,398      97,398          1.12             29.46
December 31, 1995.................    98,800     608,958     108,958     108,958          1.53             26.03
December 31, 1996.................   106,400     620,406     120,406     120,406          1.78             23.24
December 31, 1997.................   114,000     632,599     132,599     132,599          2.03             20.94
December 31, 1998.................   121,600     645,205     145,205     145,205          2.22             19.01
December 31, 1999.................   129,200     657,902     157,902     157,902          2.35             17.37


ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT


                                     TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    --------    --------    --------------    -------------
May 1, 1987.......................  $  7,600    $506,956    $  6,956    $  3,624            --                --
December 31, 1987.................     7,600     505,188       5,188       1,857        -87.86%               --
December 31, 1988.................    15,200     511,989      11,989       8,097        -43.66          1,088.04%
December 31, 1989.................    22,800     522,721      22,721      18,955        -10.71            345.73
December 31, 1990.................    30,400     526,973      26,973      23,331        -11.90            183.22
December 31, 1991.................    38,000     541,150      41,150      37,633         -0.36            119.89
December 31, 1992.................    45,600     549,778      49,778      46,689          0.75             86.67
December 31, 1993.................    53,200     560,106      60,106      57,597          2.16             66.84
December 31, 1994.................    60,800     566,335      66,335      64,404          1.38             53.60
December 31, 1995.................    68,400     598,924      98,924      97,572          7.50             45.26
December 31, 1996.................    76,000     627,267     127,267     126,495          9.62             38.93
December 31, 1997.................    83,600     676,026     176,026     175,833         12.62             34.57
December 31, 1998.................    91,200     731,542     231,542     231,542         14.34             31.22
December 31, 1999.................    98,800     784,793     284,793     284,793         14.91             28.42

ZENITH BACK BAY MANAGED SUB-ACCOUNT


                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
May 1, 1987.....................  $ 7,600     $506,956    $  6,956    $  3,624            --                --
December 31, 1987...............    7,600      505,888       5,888       2,556        -80.40%               --
December 31, 1988...............   15,200      512,330      12,330       8,438        -41.36          1,088.54%
December 31, 1989...............   22,800      521,274      21,274      17,507        -15.10            345.22
December 31, 1990...............   30,400      527,705      27,705      24,063        -10.54            183.35
December 31, 1991...............   38,000      539,275      39,275      35,758         -2.27            119.70
December 31, 1992...............   45,600      547,631      47,631      44,542         -0.74             86.51
December 31, 1993...............   53,200      558,096      58,096      55,586          1.20             66.73
December 31, 1994...............   60,800      562,972      62,972      61,042          0.10             53.45
December 31, 1995...............   68,400      590,341      90,341      88,990          5.58             44.95
December 31, 1996...............   76,000      610,268     110,268     109,496          6.94             38.42
December 31, 1997...............   83,600      646,804     146,804     146,611          9.61             33.85
December 31, 1998...............   91,200      681,872     181,872     181,872         10.74             30.19
December 31, 1999...............   98,800      705,773     205,773     205,773         10.49             27.01



ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1993....................  $ 7,600     $506,956    $ 6,956    $ 3,624             --                --
December 31, 1993.................    7,600      506,676      6,676      3,344         -70.56%               --
December 31, 1994.................   15,200      512,246     12,246      8,364         -41.77          1,083.37%
December 31, 1995.................   22,800      523,763     23,763     20,007          -7.64            345.35
December 31, 1996.................   30,400      534,174     34,174     30,543           0.22            184.18
December 31, 1997.................   38,000      552,469     52,469     48,963           9.61            120.93
December 31, 1998.................   45,600      570,831     70,831     67,790          12.59             88.11
December 31, 1999.................   53,200      582,509     82,509     80,047          11.10             68.02



ZENITH HARRIS OAKMARK MID CAP VALUE SUB-ACCOUNT**



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
April 30, 1993....................  $ 7,600     $506,956    $ 6,956    $ 3,624             --                --
December 31, 1993.................    7,600      506,710      6,710      3,378         -70.12%               --
December 31, 1994.................   15,200      512,376     12,376      8,494         -40.90          1,083.56%
December 31, 1995.................   22,800      523,168     23,168     19,412          -9.35            345.14
December 31, 1996.................   30,400      533,091     33,091     29,459          -1.44            184.00
December 31, 1997.................   38,000      545,318     45,318     41,812           3.60            120.20
December 31, 1998.................   45,600      546,893     46,893     43,852          -1.23             86.39
December 31, 1999.................   53,200      551,736     51,736     49,274          -2.09             66.33



ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
May 2, 1994.......................  $ 7,600     $506,956    $ 6,956    $ 3,624             --                --
December 31, 1994.................    7,600      505,643      5,643      2,311         -83.27%               --
December 31, 1995.................   15,200      514,085     14,085     10,193         -29.97          1,096.20%
December 31, 1996.................   22,800      524,831     24,831     21,065          -4.69            347.24
December 31, 1997.................   30,400      538,039     38,039     34,397           5.77            185.33
December 31, 1998.................   38,000      541,946     41,946     38,429           0.42            120.10
December 31, 1999.................   45,600      562,504     62,504     59,415           8.39             87.65

ZENITH BALANCED SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 7,600     $506,956    $ 6,956    $ 3,624             --                --
December 31, 1994.................    7,600      506,638      6,638      3,306        -100.00%               --
December 31, 1995.................   15,200      513,873     13,873      9,929         -52.21          3,512.71%
December 31, 1996.................   22,800      521,987     21,987     18,168         -18.68            553.15
December 31, 1997.................   30,400      531,159     31,159     27,465          -6.05            243.72
December 31, 1998.................   38,000      539,708     39,708     36,139          -2.32            146.09
December 31, 1999.................   45,600      542,965     42,965     39,635          -5.27            100.47



ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT



                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
               DATE                   PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
               ----                 --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 7,600     $506,956    $ 6,956    $ 3,624             --                --
December 31, 1994.................    7,600      506,803      6,803      3,472        -100.00%               --
December 31, 1995.................   15,200      513,017     13,017      9,073         -60.54          3,507.44%
December 31, 1996.................   22,800      519,604     19,604     15,785         -29.50            551.66
December 31, 1997.................   30,400      524,790     24,790     21,096         -21.39            242.23
December 31, 1998.................   38,000      532,229     32,229     28,660         -12.98            145.12
December 31, 1999.................   45,600      545,945     45,945     42,614          -2.54            100.72


ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 7,600     $506,956    $ 6,956    $ 3,624             --                --
December 31, 1994.................    7,600      506,429      6,429      3,098        -100.00%               --
December 31, 1995.................   15,200      514,474     14,474     10,530         -46.28          3,516.42%
December 31, 1996.................   22,800      524,041     24,041     20,222         -10.06            554.44
December 31, 1997.................   30,400      537,669     37,669     33,975           6.73            245.22
December 31, 1998.................   38,000      548,930     48,930     45,361           8.20            147.27
December 31, 1999.................   45,600      563,090     63,090     59,759          10.11            102.18


ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
October 31, 1994..................  $ 7,600     $506,956    $ 6,956    $ 3,624             --                --
December 31, 1994.................    7,600      506,272      6,272      2,940        -100.00%               --
December 31, 1995.................   15,200      514,472     14,472     10,528         -46.30          3,516.41%
December 31, 1996.................   22,800      522,132     22,132     18,313         -18.05            553.24
December 31, 1997.................   30,400      533,318     33,318     29,624          -1.55            244.22
December 31, 1998.................   38,000      555,606     55,606     52,037          14.63            148.11
December 31, 1999.................   45,600      580,556     80,556     77,226          19.72            103.63


ZENITH MFS INVESTORS SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
April 30, 1999....................  $ 7,600     $506,956    $ 6,956    $ 3,624             --                --
December 31, 1999.................    7,600      505,887      5,887      2,556         -80.28%               --


ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT


                                     TOTAL                                         INTERNAL RATE     INTERNAL RATE
                                    PREMIUMS     DEATH       CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                                  PAID      BENEFIT      VALUE      VALUE      NET CASH VALUE    DEATH BENEFIT
----                                --------    --------    -------    --------    --------------    -------------
April 30, 1999....................  $ 7,600     $506,956    $ 6,956    $ 3,624             --                --
December 31, 1999.................    7,600      506,941      6,941      3,610         -67.02%               --

METROPOLITAN JANUS MID CAP SUB-ACCOUNT


                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                               PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                             --------    --------    --------    --------    --------------    -------------
March 3, 1997..................  $  7,600    $506,956    $  6,956    $  3,624            --                --
December 31, 1997..............     7,600     507,372       7,372       4,040        -53.29%               --
December 31, 1998..............    15,200     517,255      17,255      13,384         -9.20            850.07%
December 31, 1999..............    22,800     551,031      51,031      47,285         45.27            314.10


METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT


                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                               PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                             --------    --------    --------    --------    --------------    -------------
November 9, 1998...............  $  7,600    $506,956    $  6,956    $  3,624            --                --
December 31, 1998..............     7,600     507,178       7,178       3,846       -100.00%               --
December 31, 1999..............    15,200     514,788      14,788      10,833        -44.84          3,816.77%


VIP EQUITY-INCOME SUB-ACCOUNT


                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                               PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                             --------    --------    --------    --------    --------------    -------------
October 9, 1986................  $  7,600    $506,956    $  6,956    $  3,624            --                --
December 31, 1986..............     7,600     506,674       6,674       3,342        -97.30%               --
December 31, 1987..............    15,200     510,964      10,964       7,020        -74.25          2,901.86%
December 31, 1988..............    22,800     518,884      18,884      15,065        -31.30            516.33
December 31, 1989..............    30,400     527,716      27,716      24,022        -13.39            234.06
December 31, 1990..............    38,000     529,231      29,231      25,662        -17.54            141.07
December 31, 1991..............    45,600     544,031      44,031      40,701         -4.18             98.62
December 31, 1992..............    53,200     557,176      57,176      54,425          0.70             74.40
December 31, 1993..............    60,800     572,689      72,689      70,517          3.95             59.11
December 31, 1994..............    68,400     583,351      83,351      81,758          4.17             48.44
December 31, 1995..............    76,000     619,852     119,852     118,838          9.18             41.56
December 31, 1996..............    83,600     642,693     142,693     142,258          9.79             35.97
December 31, 1997..............    91,200     688,603     188,603     188,603         12.03             32.14
December 31, 1998..............    98,800     717,491     217,491     217,491         11.93             28.70
December 31, 1999..............   106,400     736,939     236,939     236,939         11.15             25.74


VIP OVERSEAS SUB-ACCOUNT


                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                               PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                             --------    --------    --------    --------    --------------    -------------
January 28, 1987...............  $  7,600    $506,956    $  6,956    $  3,624            --                --
December 31, 1987..............     7,600     505,039       5,039       1,707        -80.16%         9,317.53%
December 31, 1988..............    15,200     512,023      12,023       8,172        -36.49            742.10
December 31, 1989..............    22,800     521,710      21,710      17,984        -11.85            285.75
December 31, 1990..............    30,400     526,917      26,917      23,317        -10.66            162.06
December 31, 1991..............    38,000     534,927      34,927      31,452         -6.41            108.96
December 31, 1992..............    45,600     535,680      35,680      32,784         -9.58             79.73
December 31, 1993..............    53,200     556,074      56,074      53,757          0.27             62.79
December 31, 1994..............    60,800     562,196      62,196      60,458         -0.13             50.78
December 31, 1995..............    68,400     576,263      76,263      75,104          1.89             42.51
December 31, 1996..............    76,000     592,710      92,710      92,131          3.52             36.42
December 31, 1997..............    83,600     610,328     110,328     110,328          4.62             31.75
December 31, 1998..............    91,200     630,910     130,910     130,910          5.51             28.13
December 31, 1999..............    98,800     695,004     195,004     195,004          9.43             26.02

VIP HIGH INCOME SUB-ACCOUNT


                                  TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                 PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
DATE                               PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
----                             --------    --------    --------    --------    --------------    -------------
September 19, 1985.............  $  7,600    $506,956    $  6,956    $  3,624            --                --
December 31, 1985..............     7,600     506,926       6,926       3,594        -92.96%               --
December 31, 1986..............    15,200     513,802      13,802       9,868        -45.72          2,496.75%
December 31, 1987..............    22,800     519,522      19,522      15,713        -27.10            488.07
December 31, 1988..............    30,400     527,373      27,373      23,689        -13.72            226.41
December 31, 1989..............    38,000     531,389      31,389      27,830        -13.56            138.16
December 31, 1990..............    45,600     535,915      35,915      32,632        -12.10             96.24
December 31, 1991..............    53,200     553,769      53,769      51,067         -1.25             73.14
December 31, 1992..............    60,800     571,356      71,356      69,233          3.41             58.35
December 31, 1993..............    68,400     591,927      91,927      90,383          6.41             48.28
December 31, 1994..............    76,000     596,697      96,697      95,732          4.75             40.44
December 31, 1995..............    83,600     623,035     123,035     122,649          7.06             35.14
December 31, 1996..............    91,200     646,063     146,063     146,063          7.85             30.92
December 31, 1997..............    98,800     677,729     177,729     177,729          8.92             27.72
December 31, 1998..............   106,400     676,134     176,134     176,134          7.11             24.50
December 31, 1999..............   114,000     696,213     196,213     196,213          7.10             22.19



VIP II ASSET MANAGER SUB-ACCOUNT



                                   TOTAL                                          INTERNAL RATE     INTERNAL RATE
                                  PREMIUMS     DEATH        CASH      NET CASH     OF RETURN ON     OF RETURN ON
              DATE                  PAID      BENEFIT      VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
              ----                --------    --------    --------    --------    --------------    -------------
September 6, 1989...............  $ 7,600     $506,956    $  6,956    $  3,624            --                --
December 31, 1989...............    7,600      506,589       6,589       3,257        -93.05%               --
December 31, 1990...............   15,200      512,765      12,765       8,832        -52.64          2,267.87%
December 31, 1991...............   22,800      521,454      21,454      17,646        -18.54            471.86
December 31, 1992...............   30,400      529,670      29,670      25,987         -8.52            222.20
December 31, 1993...............   38,000      541,688      41,688      38,130          0.15            137.40
December 31, 1994...............   45,600      544,040      44,040      40,758         -3.99             95.84
December 31, 1995...............   53,200      557,077      57,077      54,374          0.66             72.68
December 31, 1996...............   60,800      570,941      70,941      68,817          3.23             57.88
December 31, 1997...............   68,400      591,431      91,431      89,886          6.23             47.94
December 31, 1998...............   76,000      612,237     112,237     111,271          7.73             40.71
December 31, 1999...............   83,600      631,109     131,109     130,723          8.15             35.18


------------
 * Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Harris
   Oakmark Mid Cap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                                   APPENDIX C

                            LONG TERM MARKET TRENDS

    The information below compares the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and does not predict future performance. The information does not reflect Policy charges.

    The data indicates that, historically, the investment performance of common stocks over long periods has been positive and generally superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods.

    Over the 55 20-year time periods beginning in 1926 and ending in 1999 (i.e., 1926-1945, 1927-1946, and so on through 1980-1999):

    -- The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 52 of the 55 periods.

    -- The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 55 periods.

    -- Common stock average annual returns exceeded the average annual rate of inflation in each of the 55 periods.

    Over the 45 30-year periods beginning in 1926 and ending in 1999, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 45 periods.

    From 1926 through 1999 the average annual return for common stocks was 11.3%, compared to 5.6% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.
------------
* Used with permission. (C)2000 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                            ------------------------

                 SUMMARY: HISTORIC S&P STOCK INDEX RESULTS FOR
                            SPECIFIC HOLDING PERIODS

    The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending 1999.

    The chart does not predict future stock market results. It shows the historic performance of a broad index of stocks, and not the performance of any fund or investment.

                            ------------------------

             PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                                              GREATER
                                                        0-      5.01-     10.01-    15.01-     THAN
HOLDING                                   NEGATIVE    5.00%     10.00%    15.00%    20.00%    20.00%
PERIOD                                     RETURN     RETURN    RETURN    RETURN    RETURN    RETURN
-------                                   --------    ------    ------    ------    ------    -------
1 year..................................     27%         4%       11%        7%       11%       40%
5 years.................................     10%        14%       14%       30%       19%       13%
10 years................................      3%        10%       33%       24%       28%        2%
20 years................................      0%         6%       31%       53%       10%        0%

------------
Used with permission. (C)2000 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                                   APPENDIX D

                             USES OF LIFE INSURANCE

    These are examples of ways the Policy can be used to address certain financial objectives.

FAMILY INCOME PROTECTION

    You may purchase life insurance on the lives of family income earners to provide a death benefit to cover final expenses, and continue current family income. The amount of insurance you purchase should be an amount which will provide a death benefit that, when invested outside the policy at a reasonable interest rate, will generate enough money to replace the individual's income.

ESTATE PROTECTION

    A trust may purchase life insurance on the life of the person whose estate will incur federal estate taxes upon the person's death. The amount of insurance purchased should equal the amount of the estimated estate tax liability. On the insured's death, the trustee makes the death proceeds available to the estate for the payment of estate tax costs.

EDUCATION FUNDING

    You may purchase life insurance on the life of the parent(s) or primary person funding an education. The amount of insurance you purchase should equal the total education cost projected at a reasonable inflation rate.

    In the event of death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, cash value may be accessed to meet education costs. Loans or surrenders reduce the Policy's death benefit.

MORTGAGE PROTECTION

    You may purchase life insurance on the life of the person responsible for making mortgage payments. The amount of insurance you purchase should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to pay the mortgage balance.

    During the insured's lifetime, cash value may be accessed late in the mortgage term to help make the remaining mortgage payments. Loans or surrenders reduce the Policy's death benefit.

KEY PERSON PROTECTION

    A business may purchase life insurance on the life of a key person in an amount equal to the key person's value, considering salary, benefits, and contribution to the business. On the key person's death, the business uses the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

BUSINESS CONTINUATION PROTECTION

    You can insure each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit provides funds for the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

RETIREMENT INCOME

    You may purchase life insurance on the life of a family income earner during his or her working life. If the insured lives to retirement, cash value may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Loans or surrenders reduce the Policy's death benefit.

    Because the Policy provides a death benefit and cash value accumulation, you can use the Policy for various individual and business planning purposes. If you purchase the Policy for such purposes, you assume certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if you don't pay sufficient premiums or maintain cash values, the Policy may lapse or may not accumulate sufficient cash value or net cash value to fund the purpose for which you purchased the Policy. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with your goals. If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax advisor about possible tax consequences. (See "Tax Considerations".)

                                   APPENDIX E

                                TAX INFORMATION

    The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                            ------------------------

                                   TABLE 1.1

  COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND OTHER RETIREMENT
                                 SAVINGS PLANS

                                  CASH-VALUE
                                     LIFE       NON-QUALIFIED                              QUALIFIED
                                  INSURANCE       ANNUITIES            IRA'S                PENSION
                                  ----------    -------------          -----               ---------
Annual Contribution Limits            No             No                 Yes                   Yes
Income Eligibility Limits             No             No                Yes**                  No
Borrowing Treated as
  Distributions                      No*             Yes         Loans not allowed    Yes, beyond $50,000
Income Ordering Rules (Income
  included in First
  Distribution)                      No*             Yes                Yes                   Yes
Early Withdrawal Penalties           No*           Yes***             Yes***                Yes***
Minimum Distribution Rules by
  Age 70 1/2                          No             No                 Yes                   Yes
Maximum Annual Distribution
  Rules                               No             No                 Yes                   Yes
Anti-discrimination Rules             No             No                 No                    Yes

------------
Department of the Treasury                                            March 1990
  Office of Tax Analysis

  * If the Policy is not a modified endowment contract.
 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.
*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

 This appendix is not tax advice. You should consult with your own tax advisor for more complete information.

                                   APPENDIX F

                         TAX LAW AND THE DEATH BENEFIT

    In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than a percentage of the Policy's cash value. These percentages are set forth below.

AGE OF INSURED                   AGE OF INSURED AT
AT START OF THE  PERCENTAGE OF     START OF THE     PERCENTAGE OF
  POLICY YEAR     CASH VALUE*       POLICY YEAR      CASH VALUE*
---------------  -------------   -----------------  -------------
0 through 40          250              61                128
     41               243              62                126
     42               236              63                124
     43               229              64                122
     44               222              65                120
     45               215              66                119
     46               209              67                118
     47               203              68                117
     48               197              69                116
     49               191              70                115
     50               185              71                113
     51               178              72                111
     52               171              73                109
     53               164              74                107
     54               157         75 through 90          105
     55               150              91                104
     56               146              92                103
     57               142              93                102
     58               138         94 through 99          101
     59               134              100               100
     60               130

------------
* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 REPORT OF INDEPENDENT AUDITORS

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of the following Sub-Accounts:
Capital Growth, Bond Income, Money Market, Stock Index, Managed, Midcap Value (formerly Avanti Growth), Growth and Income (formerly Value Growth), Small Cap, U.S. Government, Balanced, Equity Growth, International Magnum Equity (formerly International Equity), Venture Value, Bond Opportunities, Investors, Research Managers, Equity-Income, Overseas, High Income and Asset Manager) of New England Life Insurance Company (the "Company") as of December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 1999, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 2000

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

                                                                         NEW ENGLAND ZENITH FUND
                                               ------------------------------------------------------------------------

                                                  CAPITAL          BOND          MONEY          STOCK
                                                   GROWTH         INCOME         MARKET         INDEX         MANAGED
                                                    SUB-           SUB-           SUB-           SUB-          SUB-
                                                  ACCOUNT         ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT
                                               --------------   -----------   ------------   ------------   -----------
ASSETS
 Investments in New England Zenith Fund,
   Variable Insurance Products Fund, and
   Variable Insurance Products Fund II at
   value (Note 2)............................  $1,230,974,235   $74,838,213   $148,173,522   $183,798,637   $70,090,490


                                                        NEW ENGLAND ZENITH FUND
                                               ---------------------------------------
                                                               GROWTH
                                                 MIDCAP          AND          SMALL
                                                  VALUE        INCOME          CAP
                                                  SUB-          SUB-          SUB-
                                                 ACCOUNT       ACCOUNT       ACCOUNT
                                               -----------   -----------   -----------
ASSETS
 Investments in New England Zenith Fund,
   Variable Insurance Products Fund, and
   Variable Insurance Products Fund II at
   value (Note 2)............................  $36,996,243   $94,643,283   $99,681,359

                          SHARES          COST
                         ---------   --------------
Capital Growth
 Series................  2,831,583   $1,086,202,933
Back Bay Advisors Bond
 Income Series.........    738,049       79,337,797
Back Bay Advisors Money
 Market Series.........  1,481,735      148,173,522
Westpeak Stock Index
 Series................    796,217      120,113,367
Back Bay Advisors
 Managed Series........    356,133       60,490,121
Goldman Sachs Midcap
 Value Series..........    303,945       41,326,387
Westpeak Growth and
 Income Series.........    476,840       86,077,139
Loomis Sayles Small Cap
 Series................    494,133       72,214,392
Salomon Brothers U.S.
 Government Series.....     72,858          844,414
Loomis Sayles Balanced
 Series................  1,214,912       18,213,928
Alger Equity Growth
 Series................  7,670,932      172,788,088
Morgan Stanley
 International Magnum
 Equity Series.........  1,284,810       14,534,170
Davis Venture Value
 Series................  6,183,625      126,513,387
Salomon Brothers Bond
 Opportunities
 Series................    104,337        1,267,848
MFS Investors Series...     77,411          773,570
MFS Research Managers
 Series................     78,902          806,954
VIP Equity-Income
 Portfolio.............  6,551,702      126,034,149
VIP Overseas
 Portfolio.............  5,064,896       87,116,523
VIP High Income
 Portfolio.............  1,322,300       15,875,113
VIP II Asset Manager
 Portfolio.............    707,988       11,460,518
                                     --------------
Total                                $2,270,164,320
                                     ==============


                                                                          NEW ENGLAND ZENITH FUND
                                               ------------------------------------------------------------------------

                                                  CAPITAL          BOND          MONEY          STOCK
                                                   GROWTH         INCOME         MARKET         INDEX         MANAGED
                                                    SUB-           SUB-           SUB-           SUB-          SUB-
                                                  ACCOUNT         ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT
                                               --------------   -----------   ------------   ------------   -----------
 Amount due and accrued (payable) from
   policy-related transactions, net..........        (136,071)       21,370        560,723         49,113       (11,519)
 Dividends receivable........................              --            --             --             --            --
                                               --------------   -----------   ------------   ------------   -----------
    Total Assets.............................   1,230,838,164    74,859,583    148,734,245    183,847,750    70,078,971
LIABILITIES
 Due to New England Life Insurance Company...      84,134,782     6,819,176     11,964,362     19,325,681     5,908,740
                                               --------------   -----------   ------------   ------------   -----------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES....................................  $1,146,703,382   $68,040,407   $136,769,883   $164,522,069   $64,170,231
                                               ==============   ===========   ============   ============   ===========


                                                        NEW ENGLAND ZENITH FUND
                                               ---------------------------------------
                                                               GROWTH
                                                 MIDCAP          AND          SMALL
                                                  VALUE        INCOME          CAP
                                                  SUB-          SUB-          SUB-
                                                 ACCOUNT       ACCOUNT       ACCOUNT
                                               -----------   -----------   -----------
 Amount due and accrued (payable) from
   policy-related transactions, net..........       39,928         7,685        84,454
 Dividends receivable........................           --            --            --
                                               -----------   -----------   -----------
    Total Assets.............................   37,036,171    94,650,968    99,765,813
LIABILITIES
 Due to New England Life Insurance Company...    3,542,818     9,540,656    10,713,149
                                               -----------   -----------   -----------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES....................................  $33,493,353   $85,110,312   $89,052,664
                                               ===========   ===========   ===========


                       See Notes to Financial Statements



                                         NEW ENGLAND ZENITH FUND
     -------------------------------------------------------------------------------------------------------------
                                               INTERNATIONAL
        U.S.                       EQUITY         MAGNUM         VENTURE          BOND                    RESEARCH
     GOVERNMENT    BALANCED        GROWTH         EQUITY          VALUE       OPPORTUNITIES   INVESTORS   MANAGERS
        SUB-         SUB-           SUB-           SUB-            SUB-           SUB-          SUB-        SUB-
      ACCOUNT       ACCOUNT       ACCOUNT         ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT    ACCOUNT
     ----------   -----------   ------------   -------------   ------------   -------------   ---------   --------
      $787,592    $16,826,533   $225,065,146    $18,180,067    $164,917,275    $1,113,279     $794,240    $945,245



                                                  VARIABLE
                                                  INSURANCE
                VARIABLE INSURANCE                PRODUCTS
                   PRODUCTS FUND                   FUND II
     -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $168,444,262   $138,980,751   $14,955,213   $13,218,146   $2,703,423,731


                                         NEW ENGLAND ZENITH FUND
     -------------------------------------------------------------------------------------------------------------
                                               INTERNATIONAL
        U.S.                       EQUITY         MAGNUM         VENTURE          BOND                    RESEARCH
     GOVERNMENT    BALANCED        GROWTH         EQUITY          VALUE       OPPORTUNITIES   INVESTORS   MANAGERS
        SUB-         SUB-           SUB-           SUB-            SUB-           SUB-          SUB-        SUB-
      ACCOUNT       ACCOUNT       ACCOUNT         ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT    ACCOUNT
     ----------   -----------   ------------   -------------   ------------   -------------   ---------   --------
        10,965        157,461        236,677         96,973         124,826         5,544       (2,239)     (2,139)
            --             --             --             --              --            --           --         --
      --------    -----------   ------------    -----------    ------------    ----------     --------    --------
       798,557     16,983,994    225,301,823     18,277,040     165,042,101     1,118,823      792,001     943,106
        41,247      1,694,626     26,656,245      2,058,494      18,572,069        57,789       99,163     154,903
      --------    -----------   ------------    -----------    ------------    ----------     --------    --------
      $757,310    $15,289,368   $198,645,578    $16,218,546    $146,470,032    $1,061,034     $692,838    $788,203
      ========    ===========   ============    ===========    ============    ==========     ========    ========

                                                  VARIABLE
                                                  INSURANCE
                VARIABLE INSURANCE                PRODUCTS
                   PRODUCTS FUND                   FUND II
     -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
           (5,066)       101,197         2,344           592        1,342,818
               --             --            --            --               --
     ------------   ------------   -----------   -----------   --------------
      168,439,196    139,081,948    14,957,557    13,218,738    2,704,766,549
       16,380,286     12,743,559     1,476,634     1,448,557      233,332,936
     ------------   ------------   -----------   -----------   --------------
     $152,058,910   $126,338,389   $13,480,923   $11,770,181   $2,471,433,613
     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2000 (UNAUDITED)


                                                                      NEW ENGLAND ZENITH FUND
                                       -------------------------------------------------------------------------------------

                                          CAPITAL          BOND          MONEY         STOCK                       MIDCAP
                                           GROWTH         INCOME        MARKET         INDEX         MANAGED        VALUE
                                            SUB-           SUB-          SUB-           SUB-          SUB-          SUB-
                                          ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT
                                       --------------   -----------   -----------   ------------   -----------   -----------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $1,123,384,081   $74,610,091   $73,395,395   $200,882,751   $70,800,260   $36,076,125


                                                             NEW ENGLAND ZENITH FUND
                                       --------------------------------------------------------------------
                                         GROWTH
                                           AND          SMALL          U.S.                       EQUITY
                                         INCOME          CAP        GOVERNMENT    BALANCED        GROWTH
                                          SUB-           SUB-          SUB-         SUB-           SUB-
                                         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                                       -----------   ------------   ----------   -----------   ------------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $96,058,930   $135,082,006    $785,442    $16,227,155   $320,845,558


                        SHARES          COST
                      ----------   --------------
Capital Growth
 Series.............   2,743,173   $1,047,956,367
Back Bay Advisors
 Bond Income
 Series.............     715,547       77,338,222
Back Bay Advisors
 Money Market
 Series.............     733,954       73,395,395
Westpeak Stock Index
 Series.............     873,935      137,693,376
Back Bay Advisors
 Managed Series.....     357,523       60,807,147
Harris Oakmark
 Midcap Value
 Series.............     299,710       40,811,303
Westpeak Growth and
 Income Series......     500,594       90,685,788
Loomis Sayles Small
 Cap Series.........     620,382       99,469,012
Salomon Brothers
 U.S. Government
 Series.............      70,254          816,865
Balanced Series.....   1,164,907       18,322,043
Alger Equity Growth
 Series.............  10,471,461      257,311,005
Morgan Stanley
 International
 Magnum Equity
 Series.............   1,568,585       18,397,616
Davis Venture Value
 Series.............   7,362,267      159,472,052
Salomon Brothers
 Bond Opportunities
 Series.............      94,658        1,171,580
MFS Investors
 Series.............     172,654        6,221,497
MFS Research
 Managers Series....     421,074        9,401,922
Janus Mid Cap
 Portfolio..........     199,317        6,600,080
Putnam Large Cap
 Growth Portfolio...      92,490          889,473
Russell 2000 Index
 Portfolio..........      74,007          921,558
Putnam International
 Stock Portfolio....       3,059           41,958
VIP Equity-Income
 Portfolio..........   6,885,378      133,482,013
VIP Overseas
 Portfolio..........   8,331,215      168,389,257
VIP High Income
 Portfolio..........   1,510,606       17,847,780
VIP II Asset Manager
 Portfolio..........     869,225       14,189,153
                                   --------------
Total                              $2,441,632,462
                                   ==============


                                                                      NEW ENGLAND ZENITH FUND
                                       -------------------------------------------------------------------------------------

                                          CAPITAL          BOND          MONEY         STOCK                       MIDCAP
                                           GROWTH         INCOME        MARKET         INDEX         MANAGED        VALUE
                                            SUB-           SUB-          SUB-           SUB-          SUB-          SUB-
                                          ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT
                                       --------------   -----------   -----------   ------------   -----------   -----------
 Amount due and accrued from
  policy-related transactions, net...         (22,204)       12,833        39,134        188,376        23,936        (2,848)
 Dividends receivable................              --            --       354,822             --            --            --
                                       --------------   -----------   -----------   ------------   -----------   -----------
   Total Assets......................   1,123,361,877    74,622,924    73,789,348    201,071,127    70,824,196    36,073,277
LIABILITIES
 Due to New England Life Insurance
  Company............................      77,966,684     6,783,829     9,227,629     22,037,878     6,382,142     3,434,066
                                       --------------   -----------   -----------   ------------   -----------   -----------
   Total Liabilities.................      77,966,684     6,783,829     9,227,629     22,037,878     6,382,142     3,434,066
                                       --------------   -----------   -----------   ------------   -----------   -----------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $1,045,395,191   $67,839,095   $64,561,719   $179,033,249   $64,442,054   $32,639,211
                                       ==============   ===========   ===========   ============   ===========   ===========


                                                             NEW ENGLAND ZENITH FUND
                                       --------------------------------------------------------------------
                                         GROWTH
                                           AND          SMALL          U.S.                       EQUITY
                                         INCOME          CAP        GOVERNMENT    BALANCED        GROWTH
                                          SUB-           SUB-          SUB-         SUB-           SUB-
                                         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                                       -----------   ------------   ----------   -----------   ------------
 Amount due and accrued from
  policy-related transactions, net...       37,758        184,977     (29,778)        (5,710)       413,587
 Dividends receivable................           --             --          --             --             --
                                       -----------   ------------    --------    -----------   ------------
   Total Assets......................   96,096,688    135,266,983     755,664     16,221,445    321,259,145
LIABILITIES
 Due to New England Life Insurance
  Company............................    5,771,112     14,734,748      36,752      1,699,345     39,688,298
                                       -----------   ------------    --------    -----------   ------------
   Total Liabilities.................    5,771,112     14,734,748      36,752      1,699,345     39,688,298
                                       -----------   ------------    --------    -----------   ------------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $90,325,576   $120,532,235    $718,912    $14,522,100   $281,570,847
                                       ===========   ============    ========    ===========   ============

                       See Notes to Financial Statements


                            NEW ENGLAND ZENITH FUND                                        METROPOLITAN SERIES FUND
     ----------------------------------------------------------------------   ---------------------------------------------------
     INTERNATIONAL
        MAGNUM         VENTURE          BOND                      RESEARCH                 LARGE CAP    RUSSELL     INTERNATIONAL
        EQUITY          VALUE       OPPORTUNITIES   INVESTORS     MANAGERS     MID CAP      GROWTH     2000 INDEX       STOCK
         SUB-            SUB-           SUB-           SUB-         SUB-         SUB-        SUB-         SUB-          SUB-
        ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT     ACCOUNT        ACCOUNT
     -------------   ------------   -------------   ----------   ----------   ----------   ---------   ----------   -------------
      $21,740,593    $210,266,359    $1,029,873     $1,781,792   $5,381,326   $7,113,618   $923,975     $948,772       $42,251

                                                  VARIABLE
                                                  INSURANCE
                VARIABLE INSURANCE                PRODUCTS
                   PRODUCTS FUND                   FUND II
     -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $157,744,016   $195,450,310   $15,166,488   $14,376,986   $2,780,114,150


                            NEW ENGLAND ZENITH FUND                                        METROPOLITAN SERIES FUND
     ----------------------------------------------------------------------   ---------------------------------------------------
     INTERNATIONAL
        MAGNUM         VENTURE          BOND                      RESEARCH                 LARGE CAP    RUSSELL     INTERNATIONAL
        EQUITY          VALUE       OPPORTUNITIES   INVESTORS     MANAGERS     MID CAP      GROWTH     2000 INDEX       STOCK
         SUB-            SUB-           SUB-           SUB-         SUB-         SUB-        SUB-         SUB-          SUB-
        ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT     ACCOUNT        ACCOUNT
     -------------   ------------   -------------   ----------   ----------   ----------   ---------   ----------   -------------
            8,879         413,278       (10,239)       120,898       13,874      288,055      1,532        8,986             0
               --              --            --             --           --           --         --           --            --
      -----------    ------------    ----------     ----------   ----------   ----------   --------     --------       -------
       21,749,472     210,679,637     1,019,634      1,902,690    5,395,200    7,401,673    925,507      957,758        42,251
        2,401,477      28,048,578        49,600        241,549      497,603      789,385    130,622       65,397             0
      -----------    ------------    ----------     ----------   ----------   ----------   --------     --------       -------
        2,401,477      28,048,578        49,600        241,549      497,603      789,385    130,622       65,397             0
      -----------    ------------    ----------     ----------   ----------   ----------   --------     --------       -------
      $19,347,995    $182,631,059    $  970,034     $1,661,141   $4,897,597   $6,612,288   $794,885     $892,361       $42,251
      ===========    ============    ==========     ==========   ==========   ==========   ========     ========       =======

                                                  VARIABLE
                                                  INSURANCE
                VARIABLE INSURANCE                PRODUCTS
                   PRODUCTS FUND                   FUND II
     -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
           58,702        225,113        18,291        24,425        2,011,855
               --             --            --            --          354,822
     ------------   ------------   -----------   -----------   --------------
      157,802,718    195,675,423    15,184,779    14,401,411    2,782,480,827
       15,604,061     15,642,072     1,574,328     1,575,691      254,382,846
     ------------   ------------   -----------   -----------   --------------
       15,604,061     15,642,072     1,574,328     1,575,691      254,382,846
     ------------   ------------   -----------   -----------   --------------
     $142,198,657   $180,033,351   $13,610,451   $12,825,720   $2,528,097,981
     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                         NEW ENGLAND ZENITH FUND
                                            ---------------------------------------------------------------------------------

                                              CAPITAL         BOND         MONEY         STOCK                      MIDCAP
                                               GROWTH        INCOME        MARKET        INDEX        MANAGED        VALUE
                                                SUB-          SUB-          SUB-         SUB-          SUB-          SUB-
                                              ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                                            ------------   -----------   ----------   -----------   -----------   -----------
INCOME
 Dividends................................  $239,049,928   $ 5,475,221   $5,083,165   $ 4,154,533   $ 9,783,326   $   459,624
EXPENSE
 Mortality and expense risk charge (Note
   3).....................................     6,723,595       471,818      638,578     1,013,735       421,255       330,436
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net investment income (loss).............   232,326,333     5,003,403    4,444,587     3,140,798     9,362,071       129,188
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation
   (depreciation) on investments:
   Beginning of period....................   215,969,495     1,209,273           --    39,965,167    13,285,666    (3,807,527)
   End of period..........................   144,771,302    (4,499,584)          --    63,685,270     9,600,369    (4,330,144)
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net change in unrealized appreciation
   (depreciation).........................   (71,198,193)   (5,708,857)          --    23,720,103    (3,685,297)     (522,617)
 Net realized gain (loss) on
   investments............................      (572,298)        1,487           --       (52,322)      (65,614)       (9,202)
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net realized and unrealized gain (loss)
   on investments.........................   (71,770,491)   (5,707,370)          --    23,667,781    (3,750,911)     (531,819)
                                            ------------   -----------   ----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................  $160,555,842   $  (703,967)  $4,444,587   $26,808,579   $ 5,611,160   $  (402,631)
                                            ============   ===========   ==========   ===========   ===========   ===========


                                              NEW ENGLAND ZENITH FUND
                                            -------------------------
                                              GROWTH
                                                AND          SMALL
                                              INCOME          CAP
                                               SUB-          SUB-
                                              ACCOUNT       ACCOUNT
                                            -----------   -----------
INCOME
 Dividends................................  $12,174,462   $   260,319
EXPENSE
 Mortality and expense risk charge (Note
   3).....................................      578,297       538,571
                                            -----------   -----------
 Net investment income (loss).............   11,596,165      (278,252)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation
   (depreciation) on investments:
   Beginning of period....................   13,616,695     3,516,783
   End of period..........................    8,566,144    27,466,967
                                            -----------   -----------
 Net change in unrealized appreciation
   (depreciation).........................   (5,050,551)   23,950,184
 Net realized gain (loss) on
   investments............................      (33,403)        2,146
                                            -----------   -----------
 Net realized and unrealized gain (loss)
   on investments.........................   (5,083,954)   23,952,330
                                            -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................  $ 6,512,211   $23,674,078
                                            ===========   ===========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

                                         NEW ENGLAND ZENITH FUND
-----------------------------------------------------------------------------------------------------------------
                                             INTERNATIONAL
       U.S.                      EQUITY         MAGNUM         VENTURE         BOND                     RESEARCH
    GOVERNMENT    BALANCED       GROWTH         EQUITY          VALUE      OPPORTUNITIES   INVESTORS*   MANAGERS*
       SUB-         SUB-          SUB-           SUB-           SUB-           SUB-           SUB-        SUB-
     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT
    ----------   -----------   -----------   -------------   -----------   -------------   ----------   ---------
     $ 46,383    $   998,875   $26,651,028    $   60,426     $ 3,101,039     $  90,809      $ 1,921     $     --
       10,668        126,629     1,069,420       119,372         961,922        24,177          533        1,540
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
       35,715        872,246    25,581,608       (58,946)      2,139,117        66,632        1,388       (1,540)
       15,209      1,036,991    30,707,168       194,954      20,008,648       (46,594)          --           --
      (56,822)    (1,387,395)   52,277,058     3,645,897      38,403,888      (154,569)      20,670      138,291
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
      (72,031)    (2,424,386)   21,569,890     3,450,943      18,395,240      (107,975)      20,670      138,291
       (1,634)       (14,874)     (116,438)       (4,634)        (47,139)        1,097        8,670      (34,566)
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
      (73,665)    (2,439,260)   21,453,452     3,446,309      18,348,101      (106,878)      29,340      103,725
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
     $(37,950)   $(1,567,014)  $47,035,060    $3,387,363     $20,487,218     $ (40,246)     $30,728     $102,185
     ========    ===========   ===========    ==========     ===========     =========      =======     ========

                                               VARIABLE
                                              INSURANCE
               VARIABLE INSURANCE              PRODUCTS
                 PRODUCTS FUND                 FUND II
     --------------------------------------   ----------   ------------

       EQUITY-                      HIGH        ASSET
       INCOME       OVERSEAS       INCOME      MANAGER
        SUB-          SUB-          SUB-         SUB-
       ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT        TOTAL
     -----------   -----------   ----------   ----------   ------------
     $ 7,478,140   $ 3,746,050   $1,147,254   $  713,060   $320,475,563
       1,005,310       681,381       87,077       74,260     14,878,574
     -----------   -----------   ----------   ----------   ------------
       6,472,830     3,064,669    1,060,177      638,800    305,596,989
      39,593,709    14,768,529     (611,552)   1,247,559    390,670,173
      42,410,113    51,864,228     (919,900)   1,757,628    433,259,411
     -----------   -----------   ----------   ----------   ------------
       2,816,404    37,095,699     (308,348)     510,069     42,589,238
        (592,373)     (370,244)      48,706       (3,669)    (1,856,304)
     -----------   -----------   ----------   ----------   ------------
       2,224,031    36,725,455     (259,642)     506,400     40,732,934
     -----------   -----------   ----------   ----------   ------------
     $ 8,696,861   $39,790,124   $  800,535   $1,145,200   $346,329,923
     ===========   ===========   ==========   ==========   ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                        NEW ENGLAND ZENITH FUND
                                                  ------------------------------------------------------------------

                                                    CAPITAL         BOND        MONEY         STOCK
                                                     GROWTH        INCOME       MARKET        INDEX        MANAGED
                                                      SUB-          SUB-         SUB-         SUB-          SUB-
                                                    ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT
                                                  ------------   ----------   ----------   -----------   -----------
INCOME
 Dividends......................................  $136,031,595   $4,500,888   $2,243,738   $ 1,665,717   $ 4,920,327
EXPENSE
 Mortality and expense risk charge (Note 3).....     5,675,180      329,452      281,233       574,859       295,717
                                                  ------------   ----------   ----------   -----------   -----------
 Net investment income (loss)...................   130,356,415    4,171,436    1,962,505     1,090,858     4,624,610
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation (depreciation) on
   investments:
   Beginning of period..........................    91,366,363      892,059           --    19,889,059     9,447,437
   End of period................................   215,969,495    1,209,273           --    39,965,167    13,285,666
                                                  ------------   ----------   ----------   -----------   -----------
 Net change in unrealized appreciation
   (depreciation)...............................   124,603,132      317,214           --    20,076,109     3,838,229
 Net realized gain on investments...............     5,610,899        1,800           --       190,803       163,910
                                                  ------------   ----------   ----------   -----------   -----------
 Net realized and unrealized gain (loss) on
   investments..................................   130,214,031      319,014                 20,266,912     4,002,139
                                                  ------------   ----------   ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................  $260,570,446   $4,490,449   $1,962,505   $21,357,770   $ 8,626,750
                                                  ============   ==========   ==========   ===========   ===========


                                                     NEW ENGLAND ZENITH FUND
                                                  --------------------------
                                                                   GROWTH
                                                     MIDCAP          AND
                                                     VALUE         INCOME
                                                      SUB-          SUB-
                                                    ACCOUNT        ACCOUNT
                                                  ------------   -----------
INCOME
 Dividends......................................  $  8,522,091   $ 4,438,526
EXPENSE
 Mortality and expense risk charge (Note 3).....       213,136       321,673
                                                  ------------   -----------
 Net investment income (loss)...................     8,308,955     4,116,853
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation (depreciation) on
   investments:
   Beginning of period..........................     6,964,381     6,858,665
   End of period................................    (3,807,527)   13,616,695
                                                  ------------   -----------
 Net change in unrealized appreciation
   (depreciation)...............................   (10,771,908)    6,758,031
 Net realized gain on investments...............       236,891        14,655
                                                  ------------   -----------
 Net realized and unrealized gain (loss) on
   investments..................................   (10,535,017)    6,772,686
                                                  ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................  $ (2,226,063)  $10,889,538
                                                  ============   ===========

                       See Notes to Financial Statements

                                         NEW ENGLAND ZENITH FUND
     -------------------------------------------------------------------------------------------------
                                                           INTERNATIONAL
        SMALL         U.S.                     EQUITY         MAGNUM         VENTURE         BOND
         CAP       GOVERNMENT    BALANCED      GROWTH         EQUITY          VALUE      OPPORTUNITIES
        SUB-          SUB-         SUB-         SUB-           SUB-           SUB-           SUB-
       ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT
     -----------   ----------   ----------   -----------   -------------   -----------   -------------
     $ 1,148,975    $32,331     $  607,129   $ 3,598,904     $ 251,292     $ 2,912,129     $ 81,480
         380,727     (2,318)        52,939       452,661        48,632         512,333       (9,440)
     -----------    -------     ----------   -----------     ---------     -----------     --------
         768,248     34,649        554,190     3,146,243       202,660       2,399,796       90,920
       5,422,058     (1,916)       642,612     5,391,267      (155,005)     10,716,783       (2,256)
       3,516,783     15,209      1,036,991    30,707,168       194,954      20,008,648      (46,594)
     -----------    -------     ----------   -----------     ---------     -----------     --------
      (1,905,274)    17,125        394,379    25,315,901       349,959       9,291,865      (44,337)
          20,862         11          6,840        56,142         5,897          22,521          493
     -----------    -------     ----------   -----------     ---------     -----------     --------
      (1,884,412)    17,136        401,219    25,372,043       355,856       9,314,386      (43,844)
     -----------    -------     ----------   -----------     ---------     -----------     --------
     $(1,116,164)   $51,785     $  955,409   $28,518,286     $ 558,517     $11,714,181     $ 47,076
     ===========    =======     ==========   ===========     =========     ===========     ========

                                                   VARIABLE
                                                  INSURANCE
                 VARIABLE INSURANCE                PRODUCTS
                    PRODUCTS FUND                  FUND II
      -----------------------------------------   ----------   ------------
        EQUITY-                        HIGH         ASSET
        INCOME        OVERSEAS        INCOME       MANAGER
         SUB-           SUB-           SUB-          SUB-
        ACCOUNT        ACCOUNT        ACCOUNT      ACCOUNT        TOTAL
      -----------   -------------   -----------   ----------   ------------
      $ 8,088,940    $ 6,093,523    $ 1,064,286   $  835,511   $187,037,382
          902,569        550,070         67,547       50,140     10,697,110
      -----------    -----------    -----------   ----------   ------------
        7,186,371      5,543,453        996,739      785,371    176,340,272
       32,699,163     11,137,299        964,520      971,097    203,203,584
       39,593,709     14,768,529       (611,552)   1,247,559    390,670,172
      -----------    -----------    -----------   ----------   ------------
        6,894,545      3,631,231     (1,576,072)     276,461    187,466,588
          561,003        333,272         20,913        4,137      7,251,049
      -----------    -----------    -----------   ----------   ------------
        7,455,548      3,964,503     (1,555,159)     280,598    194,717,637
      -----------    -----------    -----------   ----------   ------------
      $14,641,919    $ 9,507,956    $  (558,420)  $1,065,969   $371,057,909
      ===========    ===========    ===========   ==========   ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                 NEW ENGLAND ZENITH FUND
                                                  ----------------------------------------------------

                                                    CAPITAL         BOND        MONEY         STOCK
                                                     GROWTH        INCOME       MARKET        INDEX
                                                      SUB-          SUB-         SUB-         SUB-
                                                    ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT
                                                  ------------   ----------   ----------   -----------
INCOME
 Dividends......................................  $184,229,729   $3,419,409   $1,852,865   $ 1,082,727
EXPENSE
 Mortality and expense risk charge (Note 3).....     4,170,905      253,374      241,048       333,771
                                                  ------------   ----------   ----------   -----------
 Net investment income (loss)...................   180,058,824    3,166,035    1,611,817       748,956
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation (depreciation) on
   investments:
   Beginning of year............................   138,009,405       40,519           --     7,633,013
   End of year..................................    91,366,363      892,059           --    19,889,059
                                                  ------------   ----------   ----------   -----------
 Net change in unrealized appreciation
   (depreciation)...............................   (46,643,042)     851,540                 12,256,046
 Net realized gain on investments...............     1,699,829       15,488           --        35,165
                                                  ------------   ----------   ----------   -----------
 Net realized and unrealized gain (loss) on
   investments..................................   (44,943,213)     867,028                 12,291,211
                                                  ------------   ----------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................  $135,115,611   $4,033,063   $1,611,817   $13,040,167
                                                  ============   ==========   ==========   ===========


                                                         NEW ENGLAND ZENITH FUND
                                                  ------------------------------------
                                                                              GROWTH
                                                                 MIDCAP        AND
                                                   MANAGED       VALUE        INCOME
                                                     SUB-         SUB-         SUB-
                                                   ACCOUNT      ACCOUNT      ACCOUNT
                                                  ----------   ----------   ----------
INCOME
 Dividends......................................  $5,025,764   $2,781,138   $3,928,553
EXPENSE
 Mortality and expense risk charge (Note 3).....     229,423      207,451      190,264
                                                  ----------   ----------   ----------
 Net investment income (loss)...................   4,796,341    2,573,687    3,738,289
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation (depreciation) on
   investments:
   Beginning of year............................   6,137,629    4,823,316    3,107,090
   End of year..................................   9,447,437    6,964,381    6,858,664
                                                  ----------   ----------   ----------
 Net change in unrealized appreciation
   (depreciation)...............................   3,309,808    2,141,065    3,751,574
 Net realized gain on investments...............     242,079       87,159       17,721
                                                  ----------   ----------   ----------
 Net realized and unrealized gain (loss) on
   investments..................................   3,551,887    2,228,224    3,769,295
                                                  ----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................  $8,348,228   $4,801,911   $7,507,584
                                                  ==========   ==========   ==========

                       See Notes to Financial Statements

                                     NEW ENGLAND ZENITH FUND
-------------------------------------------------------------------------------------------------
                                                      INTERNATIONAL
      SMALL         U.S.                   EQUITY        MAGNUM         VENTURE         BOND
       CAP       GOVERNMENT   BALANCED     GROWTH        EQUITY          VALUE      OPPORTUNITIES
       SUB-         SUB-        SUB-        SUB-          SUB-           SUB-           SUB-
     ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT
    ----------   ----------   --------   ----------   -------------   -----------   -------------
    $6,279,206    $ 9,089     $438,430   $4,721,050     $ 209,389     $ 1,822,395      $43,914
       275,141      2,290       50,941      265,599        51,702         276,055        9,400
    ----------    -------     --------   ----------     ---------     -----------      -------
     6,004,065      6,799      387,489    4,455,451       157,687       1,546,340       34,514
     3,059,565       (819)     236,625    2,084,389       136,191       2,398,023       (1,153)
     5,422,058     (1,916)     642,612    5,391,267      (155,006)     10,716,783       (2,256)
    ----------    -------     --------   ----------     ---------     -----------      -------
     2,362,493     (1,097)     405,987    3,306,878      (291,197)      8,318,760       (1,103)
        20,956          1       55,231       75,802         8,303          21,718          201
    ----------    -------     --------   ----------     ---------     -----------      -------
     2,383,449     (1,096)     461,218    3,382,680      (282,894)      8,340,478         (902)
    ----------    -------     --------   ----------     ---------     -----------      -------
    $8,387,514    $ 5,703     $848,707   $7,838,131     $(125,207)    $ 9,886,818      $33,612
    ==========    =======     ========   ==========     =========     ===========      =======

                                              VARIABLE
                                              INSURANCE
               VARIABLE INSURANCE             PRODUCTS
                 PRODUCTS FUND                 FUND II
     --------------------------------------   ---------   ------------

        EQUITY-                      HIGH       ASSET
        INCOME        OVERSEAS      INCOME     MANAGER
         SUB-           SUB-         SUB-       SUB-
        ACCOUNT        ACCOUNT     ACCOUNT     ACCOUNT       TOTAL
     -------------   -----------   --------   ---------   ------------
      $ 8,872,794    $ 5,434,055   $393,295   $528,401    $231,072,203
          676,059        447,597     41,502     33,135       7,755,657
      -----------    -----------   --------   --------    ------------
        8,196,735      4,986,458    351,793    495,266     223,316,546
       16,409,989      9,502,216    362,600    547,647     194,486,245
       32,699,163     11,137,299    964,520    971,097     203,203,584
      -----------    -----------   --------   --------    ------------
       16,289,174      1,635,083    601,920    423,450       8,717,339
          126,489         67,905     12,234      5,368       2,491,649
      -----------    -----------   --------   --------    ------------
       16,415,663      1,702,988    614,154    428,818      11,208,988
      -----------    -----------   --------   --------    ------------
      $24,612,398    $ 6,689,446   $965,947   $924,084    $234,525,534
      ===========    ===========   ========   ========    ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                        NEW ENGLAND ZENITH FUND
                                            --------------------------------------------------------------------------------

                                              CAPITAL         BOND         MONEY         STOCK                     MIDCAP
                                               GROWTH        INCOME        MARKET        INDEX       MANAGED        VALUE
                                                SUB-          SUB-          SUB-         SUB-          SUB-         SUB-
                                              ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT
                                            ------------   -----------   ----------   -----------   ----------   -----------
INCOME
 Dividends................................  $         --   $        --   $2,310,839   $        --   $       --   $        --
EXPENSE
 Mortality and expense risk charge (Note
  3)......................................     3,553,802       246,580      293,885       653,613      221,836       118,952
                                            ------------   -----------   ----------   -----------   ----------   -----------
 Net investment income (loss).............    (3,553,802)     (246,580)   2,016,954      (653,613)    (221,836)     (118,952)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation
  (depreciation) on investments:
  Beginning of period.....................   145,014,283    (4,499,584)          --    63,685,270    9,600,369    (4,330,144)
  End of period...........................    75,427,714    (2,728,130)          --    63,189,376    9,993,112    (4,735,178)
                                            ------------   -----------   ----------   -----------   ----------   -----------
 Net change in unrealized appreciation
  (depreciation)..........................   (69,586,571)    1,771,453           --      (495,894)     392,743      (405,034)
 Net realized gain (loss) on
  investments.............................        45,495        10,789           --      (121,519)     (18,862)      (22,691)
                                            ------------   -----------   ----------   -----------   ----------   -----------
 Net realized and unrealized gain (loss)
  on investments..........................   (69,541,076)    1,782,242           --      (617,413)     373,881      (427,725)
                                            ------------   -----------   ----------   -----------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................  $(73,094,878)  $ 1,535,662   $2,016,954   $(1,271,026)  $  152,045   $  (546,677)
                                            ============   ===========   ==========   ===========   ==========   ===========


                                                                         NEW ENGLAND ZENITH FUND
                                            ----------------------------------------------------------------------------------
                                              GROWTH                                                             INTERNATIONAL
                                                AND          SMALL         U.S.                      EQUITY         MAGNUM
                                              INCOME          CAP       GOVERNMENT    BALANCED       GROWTH         EQUITY
                                               SUB-          SUB-          SUB-         SUB-          SUB-           SUB-
                                              ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
                                            -----------   -----------   ----------   -----------   -----------   -------------
INCOME
 Dividends................................  $        --   $        --    $     --    $        --   $        --    $       --
EXPENSE
 Mortality and expense risk charge (Note
  3)......................................      321,503       425,715       3,810         57,847       948,531        71,123
                                            -----------   -----------    --------    -----------   -----------    ----------
 Net investment income (loss).............     (321,503)     (425,715)     (3,810)       (57,847)     (948,531)      (71,123)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation
  (depreciation) on investments:
  Beginning of period.....................    8,566,144    27,466,967     (56,822)    (1,387,395)   52,277,058     3,645,897
  End of period...........................    5,373,141    35,612,993     (31,423)    (2,094,887)   63,534,553     3,342,978
                                            -----------   -----------    --------    -----------   -----------    ----------
 Net change in unrealized appreciation
  (depreciation)..........................   (3,193,002)    8,146,026      25,399       (707,492)   11,257,494      (302,919)
 Net realized gain (loss) on
  investments.............................        1,897       (14,811)         32         77,593       (25,425)       (4,300)
                                            -----------   -----------    --------    -----------   -----------    ----------
 Net realized and unrealized gain (loss)
  on investments..........................   (3,191,105)    8,131,215      25,431       (629,899)   11,232,069      (307,219)
                                            -----------   -----------    --------    -----------   -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................  $(3,512,608)  $ 7,705,500    $ 21,621    $  (687,746)  $10,283,538    $ (378,342)
                                            ===========   ===========    ========    ===========   ===========    ==========


                                            NEW ENGLAND ZENITH FUND
                                            -----------

                                              VENTURE
                                               VALUE
                                               SUB-
                                              ACCOUNT
                                            -----------
INCOME
 Dividends................................  $        --
EXPENSE
 Mortality and expense risk charge (Note
  3)......................................      656,729
                                            -----------
 Net investment income (loss).............     (656,729)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation
  (depreciation) on investments:
  Beginning of period.....................   38,403,888
  End of period...........................   50,794,304
                                            -----------
 Net change in unrealized appreciation
  (depreciation)..........................   12,390,417
 Net realized gain (loss) on
  investments.............................      (11,798)
                                            -----------
 Net realized and unrealized gain (loss)
  on investments..........................   12,378,619
                                            -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................  $11,721,890
                                            ===========

* For the period May 1, 2000 (Commencement of Operations) through June 30, 2000.


                       See Notes to Financial Statements


                   NEW ENGLAND ZENITH FUND                          METROPOLITAN SERIES FUND
     ----------------------------------------------------   ----------------------------------------
                                                             LARGE
         BOND                       RESEARCH                 CAP*     RUSSELL* 2000   INTERNATIONAL*
     OPPORTUNITIES    INVESTORS     MANAGERS     MID-CAP*   GROWTH        INDEX           STOCK
         SUB-           SUB-          SUB-         SUB-      SUB-         SUB-             SUB-
        ACCOUNT        ACCOUNT       ACCOUNT     ACCOUNT    ACCOUNT      ACCOUNT         ACCOUNT
     -------------   -----------   -----------   --------   -------   -------------   --------------
       $      --     $        --   $        --   $     --   $   --       $    --           $ --
           5,031           4,419         9,722      3,770      424           466             --
       ---------     -----------   -----------   --------   -------      -------           ----
          (5,031)         (4,419)       (9,722)    (3,770)    (424)         (466)            --
        (154,569)         20,670       138,291         --       --            --             --
        (141,707)     (4,439,706)   (4,020,596)   513,538   34,500        27,211            292
       ---------     -----------   -----------   --------   -------      -------           ----
          12,864      (4,460,376)   (4,158,887)   513,539   34,501        27,212            293
           6,214            (662)       (2,365)      (399)     (21)           --            (28)
       ---------     -----------   -----------   --------   -------      -------           ----
          19,078      (4,461,038)   (4,161,252)   513,140   34,480        27,212            265
       ---------     -----------   -----------   --------   -------      -------           ----
       $  14,047     $(4,465,457)  $(4,170,974)  $509,370   $34,056      $26,746           $265
       =========     ===========   ===========   ========   =======      =======           ====

                                                  VARIABLE
                                                  INSURANCE
                VARIABLE INSURANCE                PRODUCTS
                   PRODUCTS FUND                   FUND II
     -----------------------------------------   -----------   ------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT        TOTAL
     ------------   ------------   -----------   -----------   ------------
     $ 13,394,550   $ 16,105,748   $ 1,006,372   $ 1,452,323   $ 34,269,832
          505,228        517,312        52,081        45,999      8,718,378
     ------------   ------------   -----------   -----------   ------------
       12,889,322     15,588,436       954,291     1,406,324     25,551,454
       42,410,113     51,864,228      (919,900)    1,757,628    433,502,392
       24,262,004     27,061,054    (2,681,292)      187,832    338,481,686
     ------------   ------------   -----------   -----------   ------------
      (18,148,109)   (24,803,173)   (1,761,392)   (1,569,795)   (95,020,702)
         (144,700)       (11,100)       21,015        21,546       (194,100)
     ------------   ------------   -----------   -----------   ------------
      (18,292,809)   (24,814,273)   (1,740,377)   (1,548,249)   (95,214,809)
     ------------   ------------   -----------   -----------   ------------
     $ (5,403,487)  $ (9,225,837)  $  (786,086)  $  (141,925)  $(69,663,355)
     ============   ============   ===========   ===========   ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                                         NEW ENGLAND ZENITH FUND
                                            ---------------------------------------------------------------------------------

                                              CAPITAL         BOND         MONEY         STOCK                      MIDCAP
                                               GROWTH        INCOME        MARKET        INDEX        MANAGED        VALUE
                                                SUB-          SUB-          SUB-         SUB-          SUB-          SUB-
                                              ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                                            ------------   -----------   ----------   -----------   -----------   -----------
INCOME
 Dividends................................  $         --   $        --   $2,302,260   $        --   $        --   $        --
EXPENSE
 Mortality and expense risk charge (Note
   3).....................................     3,311,082       214,540      279,886       432,182       191,101       192,741
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net investment income (loss).............    (3,311,082)     (214,540)   2,022,374      (432,182)     (191,101)     (192,741)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation
   (depreciation) on investments:
   Beginning of period....................   215,969,495     1,209,273           --    39,965,167    13,285,666    (3,807,527)
   End of period..........................   275,479,001       (34,566)          --    54,991,573    17,764,355     1,604,301
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net change in unrealized appreciation
   (depreciation).........................    59,509,506    (1,243,839)                15,026,406     4,478,689     5,411,828
 Net realized gain (loss) on
   investments............................       (22,921)          992           --        33,125       244,711       (13,860)
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net realized and unrealized gain (loss)
   on investments.........................    59,486,585    (1,242,847)          --    15,059,531     4,723,400     5,397,968
                                            ------------   -----------   ----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................  $ 56,175,503   ($1,457,387)  $2,022,374   $14,627,349   $ 4,532,299   $ 5,205,227
                                            ============   ===========   ==========   ===========   ===========   ===========


                                             NEW ENGLAND ZENITH FUND
                                            ------------------------
                                              GROWTH
                                                AND         SMALL
                                              INCOME         CAP
                                               SUB-          SUB-
                                              ACCOUNT      ACCOUNT
                                            -----------   ----------
INCOME
 Dividends................................  $        --   $       --
EXPENSE
 Mortality and expense risk charge (Note
   3).....................................      246,030      227,844
                                            -----------   ----------
 Net investment income (loss).............     (246,030)    (227,844)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation
   (depreciation) on investments:
   Beginning of period....................   13,616,695    3,516,783
   End of period..........................   21,369,327    6,250,210
                                            -----------   ----------
 Net change in unrealized appreciation
   (depreciation).........................    7,752,632    2,733,427
 Net realized gain (loss) on
   investments............................       17,588        1,971
                                            -----------   ----------
 Net realized and unrealized gain (loss)
   on investments.........................    7,770,220    2,735,398
                                            -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................  $ 7,524,190   $2,507,554
                                            ===========   ==========

* For the period April 30, 1999 (Commencement of Operations) through June 30, 1999.

                       See Notes to Financial Statements

                                                VARIABLE INSURANCE
                                                   PRODUCTS FUND
--------------------------------------------------------------------------------------------------------------
                                            INTERNATIONAL                                               MFS*
       U.S.                     EQUITY         MAGNUM         VENTURE         BOND          MFS*      RESEARCH
    GOVERNMENT    BALANCED      GROWTH         EQUITY          VALUE      OPPORTUNITIES   INVESTORS   MANAGERS
       SUB-         SUB-         SUB-           SUB-           SUB-           SUB-          SUB-        SUB-
     ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT    ACCOUNT
    ----------   ----------   -----------   -------------   -----------   -------------   ---------   --------
     $     --    $       --   $        --    $       --     $        --     $     --      $     --    $    --
           --        46,863       408,608        38,884         398,526           --            --         --
     --------    ----------   -----------    ----------     -----------     --------      --------    --------
           --       (46,863)     (408,608)      (38,884)       (398,526)          --            --         --
       15,209     1,036,991    30,707,168       194,954      20,008,648      (46,594)           --         --
      (20,556)    1,563,048    49,749,552     1,041,829      38,023,955      (68,398)      115,757    270,617
     --------    ----------   -----------    ----------     -----------     --------      --------    --------
      (35,765)      526,057    19,042,384       846,875      18,015,307      (21,804)      115,757    270,617
         (929)       14,252        78,411         1,858         213,315         (927)         (789)       250
     --------    ----------   -----------    ----------     -----------     --------      --------    --------
      (36,694)      540,309    19,120,795       848,733      18,228,622      (22,731)      114,968    270,867
     --------    ----------   -----------    ----------     -----------     --------      --------    --------
     $(36,694)   $  493,446   $18,712,187    $  809,849     $17,830,096     $(22,731)     $114,968    $270,867
     ========    ==========   ===========    ==========     ===========     ========      ========    ========

                                               VARIABLE
                                              INSURANCE
               VARIABLE INSURANCE              PRODUCTS
                 PRODUCTS FUND                 FUND II
     --------------------------------------   ----------   ------------

       EQUITY-                      HIGH        ASSET
       INCOME       OVERSEAS       INCOME      MANAGER
        SUB-          SUB-          SUB-         SUB-
       ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT        TOTAL
     -----------   -----------   ----------   ----------   ------------
     $ 7,478,140   $ 4,624,752   $1,147,254   $  713,060   $ 16,265,466
         458,897       306,394       37,927       33,938      6,825,443
     -----------   -----------   ----------   ----------   ------------
       7,019,243     4,318,358    1,109,327      679,122      9,440,023
      39,593,709    14,768,529     (611,552)   1,247,559    390,670,172
      53,369,139    18,618,610     (976,653)   1,073,258    540,184,358
     -----------   -----------   ----------   ----------   ------------
      13,775,430     3,850,081     (365,101)    (174,301)   149,514,186
       1,611,931       936,416      (46,738)       1,319      3,069,975
     -----------   -----------   ----------   ----------   ------------
      15,387,361     4,786,497     (411,839)    (172,982)   152,584,161
     -----------   -----------   ----------   ----------   ------------
     $22,406,604   $ 9,104,855   $  697,488   $  506,140   $162,024,184
     ===========   ===========   ==========   ==========   ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                NEW ENGLAND ZENITH FUND
                                 ---------------------------------------------------------------------------------------

                                    CAPITAL          BOND           MONEY          STOCK                       MIDCAP
                                     GROWTH         INCOME         MARKET          INDEX         MANAGED        VALUE
                                      SUB-           SUB-           SUB-            SUB-          SUB-          SUB-
                                    ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                 --------------   -----------   -------------   ------------   -----------   -----------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $  232,326,333   $ 5,003,403   $   4,444,587   $  3,140,798   $ 9,362,071   $   129,188
 Net realized and unrealized
   gain (loss) on
   investments.................     (71,770,491)   (5,707,370)             --     23,667,781    (3,750,911)     (531,819)
                                 --------------   -----------   -------------   ------------   -----------   -----------
   Net Increase (decrease) in
    net assets resulting from
    operations.................     160,555,842      (703,967)      4,444,587     26,808,579     5,611,160      (402,631)
FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............     142,211,177    13,805,688     214,469,972     29,988,746    10,115,433     7,098,841
 Net transfers (to) from other
   sub-accounts................      (3,426,057)    5,993,183    (132,180,032)    28,975,401     3,130,211    (1,928,318)
 Net transfers (to) from New
   England Life Insurance
   Company.....................    (127,342,172)   (8,870,541)    (35,295,568)   (21,960,448)   (7,936,560)   (3,985,601)
                                 --------------   -----------   -------------   ------------   -----------   -----------
   Net Increase in net assets
    resulting from policy
    related transactions.......      11,442,948    10,928,330      46,994,372     37,003,699     5,309,084     1,184,922
                                 --------------   -----------   -------------   ------------   -----------   -----------
 Net increase (decrease) in net
   assets......................     171,998,790    10,224,363      51,438,959     63,812,278    10,920,244       782,291
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................     974,704,592    57,816,044      85,330,924    100,709,791    53,249,987    32,711,062
                                 --------------   -----------   -------------   ------------   -----------   -----------
NET ASSETS, AT END OF THE
 PERIOD........................  $1,146,703,382   $68,040,407   $ 136,769,883   $164,522,069   $64,170,231   $33,493,353
                                 ==============   ===========   =============   ============   ===========   ===========


                                          NEW ENGLAND ZENITH FUND
                                 ----------------------------------------
                                    GROWTH
                                     AND           SMALL          U.S.
                                    INCOME          CAP        GOVERNMENT
                                     SUB-           SUB-          SUB-
                                   ACCOUNT        ACCOUNT       ACCOUNT
                                 ------------   ------------   ----------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $ 11,596,165   $   (278,252)   $ 35,715
 Net realized and unrealized
   gain (loss) on
   investments.................    (5,083,954)    23,952,330     (73,665)
                                 ------------   ------------    --------
   Net Increase (decrease) in
    net assets resulting from
    operations.................     6,512,211     23,674,078     (37,950)
FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............    15,769,644     16,994,060          --
 Net transfers (to) from other
   sub-accounts................    14,513,514     (3,433,209)     79,255
 Net transfers (to) from New
   England Life Insurance
   Company.....................   (10,636,850)   (11,981,152)     24,393
                                 ------------   ------------    --------
   Net Increase in net assets
    resulting from policy
    related transactions.......    19,646,308      1,579,699     103,648
                                 ------------   ------------    --------
 Net increase (decrease) in net
   assets......................    26,158,519     25,253,777      65,698
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................    58,951,793     63,798,887     691,612
                                 ------------   ------------    --------
NET ASSETS, AT END OF THE
 PERIOD........................  $ 85,110,312   $ 89,052,664    $757,310
                                 ============   ============    ========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

                                        NEW ENGLAND ZENITH FUND
------------------------------------------------------------------------------------------------------
                                 INTERNATIONAL
                     EQUITY         MAGNUM         VENTURE          BOND                     RESEARCH
     BALANCED        GROWTH         EQUITY          VALUE       OPPORTUNITIES   INVESTORS*   MANAGERS*
       SUB-           SUB-           SUB-            SUB-           SUB-           SUB-        SUB-
      ACCOUNT       ACCOUNT         ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT
    -----------   ------------   -------------   ------------   -------------   ----------   ---------
    $   872,246   $ 25,581,608    $   (58,946)   $  2,139,117    $   66,632      $  1,388    $  (1,540)
     (2,439,260)    21,453,452      3,446,309      18,348,101      (106,878)       29,340      103,725
    -----------   ------------    -----------    ------------    ----------      --------    ---------
     (1,567,014)    47,035,060      3,387,363      20,487,218       (40,246)       30,728      102,185
      4,093,455     31,646,457      3,430,299      32,031,496            --        75,935       86,667
      1,865,860     59,949,102      1,463,742      22,546,367         1,100       684,756      763,549
     (1,579,581)   (30,858,890)    (2,381,414)    (23,867,517)        9,526       (98,581)    (164,198)
    -----------   ------------    -----------    ------------    ----------      --------    ---------
      4,379,734     60,736,669      2,512,627      30,710,346        10,626       662,110      686,018
    -----------   ------------    -----------    ------------    ----------      --------    ---------
      2,812,720    107,771,729      5,899,990      51,197,564       (29,620)      692,838      788,203
     12,476,648     90,873,849     10,318,556      95,272,468     1,090,654            --           --
    -----------   ------------    -----------    ------------    ----------      --------    ---------
    $15,289,368   $198,645,578    $16,218,546    $146,470,032    $1,061,034      $692,838    $ 788,203
    ===========   ============    ===========    ============    ==========      ========    =========

                                                  VARIABLE
                                                  INSURANCE
                VARIABLE INSURANCE                PRODUCTS
                   PRODUCTS FUND                   FUND II
     -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $  6,472,830   $  3,064,669   $ 1,060,177   $   638,800   $  305,596,989
        2,224,031     36,725,455      (259,642)      506,400       40,732,934
     ------------   ------------   -----------   -----------   --------------
        8,696,861     39,790,124       800,535     1,145,200      346,329,923
       26,649,674     17,254,614     3,727,099     2,393,210      571,842,467
       (2,823,843)     1,086,949     1,354,057     1,384,413               --
      (19,017,183)   (16,067,097)   (2,389,723)   (1,339,833)    (325,738,990)
     ------------   ------------   -----------   -----------   --------------
        4,808,648      2,274,466     2,691,433     2,437,790      246,103,477
     ------------   ------------   -----------   -----------   --------------
       13,505,509     42,064,590     3,491,968     3,582,990      592,433,400
      138,553,401     84,273,799     9,988,955     8,187,191    1,879,000,213
     ------------   ------------   -----------   -----------   --------------
     $152,058,910   $126,338,389   $13,480,923   $11,770,181   $2,471,433,613
     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                    NEW ENGLAND ZENITH FUND
                                    --------------------------------------------------------------------------------------

                                      CAPITAL         BOND           MONEY          STOCK                        MIDCAP
                                       GROWTH        INCOME         MARKET          INDEX         MANAGED        VALUE
                                        SUB-          SUB-           SUB-            SUB-          SUB-           SUB-
                                      ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                    ------------   -----------   -------------   ------------   -----------   ------------
FROM OPERATING ACTIVITIES
 Net investment income (loss).....  $130,356,415   $ 4,171,436   $   1,962,505   $  1,090,858   $ 4,624,610   $  8,308,955
 Net realized and unrealized gain
   (loss) on investments..........   130,214,031       319,014                     20,266,912     4,002,139    (10,535,017)
                                    ------------   -----------   -------------   ------------   -----------   ------------
   Net Increase (decrease) in net
    assets resulting from
    operations....................   260,570,446     4,490,449       1,962,505     21,357,770     8,626,750     (2,226,063)
FROM POLICY-RELATED TRANSACTIONS
 Net premiums transferred from New
   England Life Insurance Company
   (Note 4).......................   130,346,621    10,522,040     221,378,611     15,997,005     6,508,238      8,067,127
 Net transfers (to) from other
   sub-accounts...................    28,412,166     9,220,311    (149,270,654)    22,094,429     6,317,021       (102,089)
 Net transfers to New England Life
   Insurance Company..............  (136,266,249)   (7,932,456)    (21,844,962)   (16,290,249)   (6,742,406)    (4,094,516)
                                    ------------   -----------   -------------   ------------   -----------   ------------
   Net Increase in net assets
    resulting from policy related
    transactions..................    22,492,538    11,809,895      50,262,995     21,801,185     6,082,853      3,870,522
                                    ------------   -----------   -------------   ------------   -----------   ------------
 Net increase in net assets.......   283,062,984    16,300,344      52,225,500     43,158,955    14,709,603      1,644,459
NET ASSETS, AT BEGINNING OF THE
 PERIOD...........................   691,641,608    41,515,700      33,105,424     57,550,836    38,540,384     31,066,603
                                    ------------   -----------   -------------   ------------   -----------   ------------
NET ASSETS, AT END OF THE
 PERIOD...........................  $974,704,592   $57,816,044   $  85,330,924   $100,709,791   $53,249,987   $ 32,711,062
                                    ============   ===========   =============   ============   ===========   ============


                                      NEW ENGLAND ZENITH FUND
                                    -------------------------
                                      GROWTH
                                        AND          SMALL
                                      INCOME          CAP
                                       SUB-          SUB-
                                      ACCOUNT       ACCOUNT
                                    -----------   -----------
FROM OPERATING ACTIVITIES
 Net investment income (loss).....  $ 4,116,853   $   768,248
 Net realized and unrealized gain
   (loss) on investments..........    6,772,686    (1,884,412)
                                    -----------   -----------
   Net Increase (decrease) in net
    assets resulting from
    operations....................   10,889,538    (1,116,164)
FROM POLICY-RELATED TRANSACTIONS
 Net premiums transferred from New
   England Life Insurance Company
   (Note 4).......................   10,034,046    16,979,803
 Net transfers (to) from other
   sub-accounts...................   15,004,643     9,499,585
 Net transfers to New England Life
   Insurance Company..............   (8,744,105)   (9,074,771)
                                    -----------   -----------
   Net Increase in net assets
    resulting from policy related
    transactions..................   16,294,584    17,404,617
                                    -----------   -----------
 Net increase in net assets.......   27,184,123    16,288,452
NET ASSETS, AT BEGINNING OF THE
 PERIOD...........................   31,767,670    47,510,435
                                    -----------   -----------
NET ASSETS, AT END OF THE
 PERIOD...........................  $58,951,793   $63,798,887
                                    ===========   ===========

                       See Notes to Financial Statements

                                     NEW ENGLAND ZENITH FUND
     --------------------------------------------------------------------------------------
                                               INTERNATIONAL
        U.S.                       EQUITY         MAGNUM         VENTURE          BOND
     GOVERNMENT    BALANCED        GROWTH         EQUITY          VALUE       OPPORTUNITIES
        SUB-         SUB-           SUB-           SUB-            SUB-           SUB-
      ACCOUNT       ACCOUNT       ACCOUNT         ACCOUNT        ACCOUNT         ACCOUNT
     ----------   -----------   ------------   -------------   ------------   -------------
     $  34,649    $   554,190   $  3,146,243    $   202,660    $  2,399,796    $   90,920
        17,136        401,219     25,372,043        355,856       9,314,386       (43,844)
     ---------    -----------   ------------    -----------    ------------    ----------
        51,785        955,409     28,518,286        558,517      11,714,181        47,076
            --      3,185,034     18,566,913      3,131,225      24,165,947            --
       590,096      3,794,185     16,305,214        999,735      23,584,994       612,788
      (111,452)    (2,333,228)   (14,453,624)    (1,503,958)    (15,609,387)     (156,947)
     ---------    -----------   ------------    -----------    ------------    ----------
       478,644      4,645,991     20,418,503      2,627,002      32,141,554       455,841
     ---------    -----------   ------------    -----------    ------------    ----------
       530,429      5,601,400     48,936,789      3,185,519      43,855,735       502,917
       161,183      6,875,248     41,937,060      7,133,037      51,416,733       587,737
     ---------    -----------   ------------    -----------    ------------    ----------
     $ 691,612    $12,476,648   $ 90,873,849    $10,318,556    $ 95,272,468    $1,090,654
     =========    ===========   ============    ===========    ============    ==========

                                                  VARIABLE
                                                  INSURANCE
                VARIABLE INSURANCE                PRODUCTS
                   PRODUCTS FUND                   FUND II
     -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $  7,186,371   $  5,543,453   $   996,739   $   785,371   $  176,340,272
        7,455,548      3,964,503    (1,555,159)      280,598      194,717,637
     ------------   ------------   -----------   -----------   --------------
       14,641,919      9,507,956      (558,420)    1,065,969      371,057,909
       26,170,240     17,386,996     2,434,923     1,626,307      516,501,076
        8,474,098        342,473     2,823,884     1,297,121               --
      (18,064,178)   (10,788,946)   (1,891,706)   (1,251,084)    (277,154,223)
     ------------   ------------   -----------   -----------   --------------
       16,580,160      6,940,523     3,367,101     1,672,344      239,346,853
     ------------   ------------   -----------   -----------   --------------
       31,222,080     16,448,479     2,808,682     2,738,313      610,404,762
      107,331,321     67,825,320     7,180,273     5,448,878    1,268,595,450
     ------------   ------------   -----------   -----------   --------------
     $138,553,401   $ 84,273,799   $ 9,988,955   $ 8,187,191   $1,879,000,212
     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                     NEW ENGLAND ZENITH FUND
                                    --------------------------------------------------------------------------------------

                                       CAPITAL         BOND           MONEY          STOCK                       MIDCAP
                                       GROWTH         INCOME         MARKET          INDEX         MANAGED        VALUE
                                        SUB-           SUB-           SUB-            SUB-          SUB-          SUB-
                                       ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                    -------------   -----------   -------------   ------------   -----------   -----------
FROM OPERATING ACTIVITIES
 Net investment income (loss).....  $ 180,058,824   $ 3,166,035   $   1,611,817   $    748,956   $ 4,796,341   $ 2,573,687
 Net realized and unrealized gain
   (loss) on investments..........    (44,943,213)      867,028              --     12,291,211     3,551,887     2,228,224
                                    -------------   -----------   -------------   ------------   -----------   -----------
   Net increase (decrease) in net
    assets resulting from
    operations....................    135,115,611     4,033,063       1,611,817     13,040,167     8,348,228     4,801,911
FROM POLICY-RELATED TRANSACTIONS
 Net premiums transferred from New
   England Life Insurance Company
   (Note 4).......................    115,563,292     9,916,442     112,790,933     11,030,326     6,066,893     8,052,822
 Net transfers (to) from other
   sub-accounts...................     19,184,703     2,250,884    (100,492,346)    13,670,086     2,168,458       728,467
 Net transfers to New England Life
   Insurance Company..............   (103,221,618)   (7,435,545)    (10,617,259)   (11,516,905)   (6,628,199)   (5,007,957)
                                    -------------   -----------   -------------   ------------   -----------   -----------
   Net increase in net assets
    resulting from policy related
    transactions..................     31,526,377     4,731,781       1,681,328     13,183,507     1,607,152     3,773,332
                                    -------------   -----------   -------------   ------------   -----------   -----------
 Net increase in net assets.......    166,641,988     8,764,844       3,293,145     26,223,674     9,955,380     8,575,243
NET ASSETS, AT BEGINNING OF THE
 YEAR.............................    524,999,620    32,750,856      29,812,279     31,327,162    28,585,004    22,491,360
                                    -------------   -----------   -------------   ------------   -----------   -----------
NET ASSETS, AT END OF THE YEAR....  $ 691,641,608   $41,515,700   $  33,105,424   $ 57,550,836   $38,540,384   $31,066,603
                                    =============   ===========   =============   ============   ===========   ===========


                                      NEW ENGLAND ZENITH FUND
                                    -------------------------
                                      GROWTH
                                        AND          SMALL
                                      INCOME          CAP
                                       SUB-          SUB-
                                      ACCOUNT       ACCOUNT
                                    -----------   -----------
FROM OPERATING ACTIVITIES
 Net investment income (loss).....  $ 3,738,289   $ 6,004,065
 Net realized and unrealized gain
   (loss) on investments..........    3,769,295     2,383,449
                                    -----------   -----------
   Net increase (decrease) in net
    assets resulting from
    operations....................    7,507,584     8,387,514
FROM POLICY-RELATED TRANSACTIONS
 Net premiums transferred from New
   England Life Insurance Company
   (Note 4).......................    6,483,236    12,931,007
 Net transfers (to) from other
   sub-accounts...................    6,112,407    13,551,252
 Net transfers to New England Life
   Insurance Company..............   (5,507,253)   (8,882,069)
                                    -----------   -----------
   Net increase in net assets
    resulting from policy related
    transactions..................    7,088,390    17,600,190
                                    -----------   -----------
 Net increase in net assets.......   14,595,974    25,987,704
NET ASSETS, AT BEGINNING OF THE
 YEAR.............................   17,171,696    21,522,731
                                    -----------   -----------
NET ASSETS, AT END OF THE YEAR....  $31,767,670   $47,510,435
                                    ===========   ===========

                       See Notes to Financial Statements

                                    NEW ENGLAND ZENITH FUND
     -------------------------------------------------------------------------------------
                                              INTERNATIONAL
        U.S.                      EQUITY         MAGNUM         VENTURE          BOND
     GOVERNMENT    BALANCED       GROWTH         EQUITY          VALUE       OPPORTUNITIES
        SUB-         SUB-          SUB-           SUB-            SUB-           SUB-
      ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT         ACCOUNT
     ----------   -----------   -----------   -------------   ------------   -------------
        $6,799    $   387,489   $ 4,455,451   $     157,687   $  1,546,340     $ 34,514
        (1,096)       461,218     3,382,680        (282,894)     8,340,478         (902)
      --------    -----------   -----------   -------------   ------------     --------
         5,703        848,707     7,838,131        (125,207)     9,886,818       33,612
            --      2,146,406    14,606,449       3,056,999     13,157,429           --
       118,925      2,461,028     6,194,266       1,537,466     22,596,463      563,357
        (9,482)    (1,814,302)   (8,772,068)     (1,574,196)   (10,885,947)     (36,000)
      --------    -----------   -----------   -------------   ------------     --------
       109,443      2,793,132    12,028,647       3,020,269     24,867,945      527,357
      --------    -----------   -----------   -------------   ------------     --------
       115,146      3,641,839    19,866,778       2,895,062     34,754,763      560,969
        46,037      3,233,409    22,070,282       4,237,975     16,661,970       26,768
      --------    -----------   -----------   -------------   ------------     --------
      $161,183    $ 6,875,248   $41,937,060   $   7,133,037   $ 51,416,733     $587,737
      ========    ===========   ===========   =============   ============     ========

                                                 VARIABLE
                                                INSURANCE
                VARIABLE INSURANCE               PRODUCTS
                  PRODUCTS FUND                  FUND II
     ----------------------------------------   ----------   --------------

       EQUITY-                       HIGH         ASSET
        INCOME       OVERSEAS       INCOME       MANAGER
         SUB-          SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT         TOTAL
     ------------   -----------   -----------   ----------   --------------
     $  8,196,735   $ 4,986,458   $   351,793   $  495,266   $  223,316,546
       16,415,663     1,702,988       614,154      428,818       11,208,988
     ------------   -----------   -----------   ----------   --------------
       24,612,398     6,689,446       965,947      924,084      234,525,534
       23,866,781    17,551,475     2,042,291    1,403,144      360,665,925
        5,377,892     1,724,137     1,829,771      422,784               --
      (18,885,322)   (9,549,079)   (1,756,377)    (881,229)    (212,980,807)
     ------------   -----------   -----------   ----------   --------------
       10,359,351     9,726,533     2,115,685      944,699      147,685,118
     ------------   -----------   -----------   ----------   --------------
       34,971,749    16,415,979     3,081,632    1,868,783      382,210,652
       72,359,572    51,409,341     4,098,641    3,580,095      886,384,798
     ------------   -----------   -----------   ----------   --------------
     $107,331,321   $67,825,320   $ 7,180,273   $5,448,878   $1,268,595,450
     ============   ===========   ===========   ==========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                 NEW ENGLAND ZENITH FUND
                          -----------------------------------------------------------------------------------------------------
                                                                                                                      GROWTH
                             CAPITAL          BOND          MONEY          STOCK                        MIDCAP          AND
                              GROWTH         INCOME         MARKET         INDEX         MANAGED         VALUE        INCOME
                               SUB-           SUB-           SUB-           SUB-           SUB-          SUB-          SUB-
                             ACCOUNT         ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                          --------------   -----------   ------------   ------------   ------------   -----------   -----------
FROM OPERATING
 ACTIVITIES
 Net investment income
  (loss)................  $   (3,553,802)  $  (246,580)  $  2,016,954   $   (653,613)  $   (221,836)  $  (118,952)  $  (321,503)
 Net realized and
  unrealized gain (loss)
  on investments........     (69,541,076)    1,782,242             --       (617,413)       373,881      (427,725)   (3,191,105)
                          --------------   -----------   ------------   ------------   ------------   -----------   -----------
  Net increase
   (decrease) in net
   assets resulting from
   operations...........     (73,094,878)    1,535,662      2,016,954     (1,271,026)       152,045      (546,677)   (3,512,608)
FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums
  transferred from New
  England Life Insurance
  Company (Note 4)......      67,876,159     6,212,323    109,814,307     18,950,701      6,010,682     3,410,544     9,269,201
 Net transfers (to) from
  other sub-accounts....     (29,500,799)   (3,196,017)  (111,430,393)    12,490,740     (1,109,345)   (1,944,157)      508,020
 Net transfers (to) from
  New England Life
  Insurance Company.....     (66,588,669)   (4,753,280)   (72,609,032)   (15,659,235)    (4,781,559)   (1,773,852)   (1,049,349)
                          --------------   -----------   ------------   ------------   ------------   -----------   -----------
  Net Increase in net
   assets resulting from
   policy related
   transactions.........     (28,213,310)   (1,736,974)   (74,225,118)    15,782,206        119,778      (307,464)    8,727,872
                          --------------   -----------   ------------   ------------   ------------   -----------   -----------
 Net increase (decrease)
  in net assets.........    (101,308,187)     (201,312)   (72,208,164)    14,511,180        271,823      (854,141)    5,215,264
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........   1,146,703,380    68,040,407    136,769,883    164,522,069     64,170,231    33,493,352    85,110,312
                          --------------   -----------   ------------   ------------   ------------   -----------   -----------
NET ASSETS, AT END OF
 THE PERIOD.............  $1,045,395,191   $67,839,095   $ 64,561,719   $179,033,249   $ 64,442,054   $32,639,211   $90,325,576
                          ==============   ===========   ============   ============   ============   ===========   ===========


                                                 NEW ENGLAND ZENITH FUND
                          ----------------------------------------------------------------------
                                                                                   INTERNATIONAL
                             SMALL          U.S.                       EQUITY         MAGNUM
                              CAP        GOVERNMENT    BALANCED        GROWTH         EQUITY
                              SUB-          SUB-         SUB-           SUB-           SUB-
                            ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT         ACCOUNT
                          ------------   ----------   -----------   ------------   -------------
FROM OPERATING
 ACTIVITIES
 Net investment income
  (loss)................  $   (425,715)   $ (3,810)   $   (57,847)  $   (948,531)   $   (71,123)
 Net realized and
  unrealized gain (loss)
  on investments........     8,131,215      25,431       (629,899)    11,232,069       (307,219)
                          ------------    --------    -----------   ------------    -----------
  Net increase
   (decrease) in net
   assets resulting from
   operations...........     7,705,500      21,621       (687,746)    10,283,538       (378,342)
FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums
  transferred from New
  England Life Insurance
  Company (Note 4)......    10,020,412          --      1,974,382     25,358,073      2,009,583
 Net transfers (to) from
  other sub-accounts....    25,867,621     (59,424)    (1,274,489)    58,640,768      2,681,369
 Net transfers (to) from
  New England Life
  Insurance Company.....   (12,113,962)       (595)      (779,415)   (11,357,110)    (1,183,161)
                          ------------    --------    -----------   ------------    -----------
  Net Increase in net
   assets resulting from
   policy related
   transactions.........    23,774,071     (60,019)       (79,522)    72,641,731      3,507,791
                          ------------    --------    -----------   ------------    -----------
 Net increase (decrease)
  in net assets.........    31,479,571     (38,398)      (767,268)    82,925,269      3,129,449
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........    89,052,664     757,310     15,289,368    198,645,578     16,218,546
                          ------------    --------    -----------   ------------    -----------
NET ASSETS, AT END OF
 THE PERIOD.............  $120,532,235    $718,912    $14,522,100   $281,570,847    $19,347,995
                          ============    ========    ===========   ============    ===========


* For the period May 1, 2000 (Commencement of Operations) through June 30, 2000.

                       See Notes to Financial Statements


                    NEW ENGLAND ZENITH FUND                                 METROPOLITAN SERIES FUND
    --------------------------------------------------------   --------------------------------------------------
                                                                             LARGE*     RUSSELL*
      VENTURE          BOND                       RESEARCH                     CAP        2000     INTERNATIONAL*
       VALUE       OPPORTUNITIES    INVESTORS     MANAGERS      MID-CAP*     GROWTH      INDEX         STOCK
        SUB-           SUB-           SUB-          SUB-          SUB-        SUB-        SUB-          SUB-
      ACCOUNT         ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT       ACCOUNT
    ------------   -------------   -----------   -----------   ----------   ---------   --------   --------------
    $   (656,729)   $   (5,031)    $    (4,419)  $    (9,722)  $   (3,770)  $    (424)  $   (466)     $    --
      12,378,619        19,078      (4,461,038)   (4,161,252)     513,140      34,480     27,212          265
    ------------    ----------     -----------   -----------   ----------   ---------   --------      -------
      11,721,890        14,047      (4,465,457)   (4,170,974)     509,370      34,056     26,746          265
      20,269,524            --         188,497       367,898      143,213      17,315      9,906           --
      24,986,853      (106,374)        786,881     4,024,385    6,560,309     873,288    548,968       41,986
     (20,817,240)        1,327       4,458,382     3,888,085     (600,604)   (129,774)   306,741           --
    ------------    ----------     -----------   -----------   ----------   ---------   --------      -------
      24,439,137      (105,047)      5,433,759     8,280,368    6,102,918     760,829    865,615       41,986
    ------------    ----------     -----------   -----------   ----------   ---------   --------      -------
      36,161,027       (91,000)        968,303     4,109,394    6,612,288     794,885    892,361       42,251
     146,470,032     1,061,034         692,838       788,203           --          --         --           --
    ------------    ----------     -----------   -----------   ----------   ---------   --------      -------
    $182,631,059    $  970,034     $ 1,661,141   $ 4,897,597   $6,612,288   $ 794,885   $892,361      $42,251
    ============    ==========     ===========   ===========   ==========   =========   ========      =======

                                                  VARIABLE
                                                  INSURANCE
                VARIABLE INSURANCE                PRODUCTS
                   PRODUCTS FUND                   FUND II
     -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $ 12,889,322   $ 15,588,436   $   954,291   $ 1,406,324   $   25,551,454
      (18,292,809)   (24,814,273)   (1,740,377)   (1,548,249)     (95,214,809)
     ------------   ------------   -----------   -----------   --------------
       (5,403,487)    (9,225,837)     (786,086)     (141,925)     (69,663,355)
       13,004,707     10,296,804     1,443,406     1,127,732      307,775,369
       (9,279,231)    17,928,797       262,945     1,697,298               --
       (8,182,242)    34,695,196      (790,737)   (1,627,566)    (181,447,654)
     ------------   ------------   -----------   -----------   --------------
       (4,456,766)    62,920,797       915,614     1,197,464      126,327,715
     ------------   ------------   -----------   -----------   --------------
       (9,860,253)    53,694,959       129,528     1,055,539       56,664,367
      152,058,910    126,338,392    13,480,923    11,770,181    2,471,433,614
     ------------   ------------   -----------   -----------   --------------
     $142,198,657   $180,033,351   $13,610,451   $12,825,720   $2,528,097,981
     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                                                                NEW ENGLAND ZENITH FUND
                                 --------------------------------------------------------------------------------------

                                    CAPITAL          BOND          MONEY          STOCK                       MIDCAP
                                     GROWTH         INCOME         MARKET         INDEX         MANAGED        VALUE
                                      SUB-           SUB-           SUB-           SUB-          SUB-          SUB-
                                    ACCOUNT         ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                 --------------   -----------   ------------   ------------   -----------   -----------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $   (3,311,082)  $  (214,540)  $  2,022,374   $   (432,182)  $  (191,101)  $  (192,741)
 Net realized and unrealized
   gain (loss) on
   investments.................      59,486,585    (1,242,847)            --     15,059,531     4,723,400     5,397,968
                                 --------------   -----------   ------------   ------------   -----------   -----------
   Net increase (decrease) in
    net assets resulting from
    operations.................      56,175,503    (1,457,387)     2,022,374     14,627,349     4,532,299     5,205,227
FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............      69,661,120     6,207,119     89,198,640     13,620,891     5,649,915     3,388,153
 Net transfers (to) from other
   sub-accounts................       9,776,517     7,007,489    (76,169,924)    17,687,461     3,296,437    (1,782,040)
 Net transfers to (from) New
   England Life Insurance
   Company.....................     (77,330,034)   (8,066,179)    (5,681,230)   (15,448,448)   (6,012,588)   (2,902,937)
                                 --------------   -----------   ------------   ------------   -----------   -----------
   Net Increase (decrease) in
    net assets resulting from
    policy related
    transactions...............       2,107,603     5,148,429      7,347,486     15,859,904     2,933,764    (1,296,824)
                                 --------------   -----------   ------------   ------------   -----------   -----------
 Net increase in net assets....      58,283,106     3,691,042      9,369,860     30,487,253     7,466,063     3,908,403
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................     974,704,592    57,816,044     85,330,924    100,709,791    53,249,987    32,711,062
                                 --------------   -----------   ------------   ------------   -----------   -----------
NET ASSETS, AT END OF THE
 PERIOD........................  $1,032,987,698   $61,507,086   $ 94,700,784   $131,197,044   $60,716,050   $36,619,465
                                 ==============   ===========   ============   ============   ===========   ===========

                                 --------------------------------------
                                   GROWTH
                                     AND          SMALL         U.S.
                                   INCOME          CAP       GOVERNMENT
                                    SUB-          SUB-          SUB-
                                   ACCOUNT       ACCOUNT      ACCOUNT
                                 -----------   -----------   ----------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $  (246,030)  $  (227,844)  $       --
 Net realized and unrealized
   gain (loss) on
   investments.................    7,770,220     2,735,398      (36,694)
                                 -----------   -----------   ----------
   Net increase (decrease) in
    net assets resulting from
    operations.................    7,524,190     2,507,554      (36,694)
FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............    7,516,046     9,037,307           --
 Net transfers (to) from other
   sub-accounts................    9,658,225    (4,211,738)     (86,921)
 Net transfers to (from) New
   England Life Insurance
   Company.....................   (7,520,124)   (5,601,369)     587,885
                                 -----------   -----------   ----------
   Net Increase (decrease) in
    net assets resulting from
    policy related
    transactions...............    9,654,147      (775,800)     500,964
                                 -----------   -----------   ----------
 Net increase in net assets....   17,178,337     1,731,754      464,270
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................   58,951,793    63,798,887      691,612
                                 -----------   -----------   ----------
NET ASSETS, AT END OF THE
 PERIOD........................  $76,130,130   $65,530,641   $1,155,882
                                 ===========   ===========   ==========

* For the period April 30, 1999 (Commencement of Operations) through June 30, 1999.

                       See Notes to Financial Statements

NEW ENGLAND ZENITH FUND
-------------------------------------------------------------------------------------------------------
                                 INTERNATIONAL                                                  MFS*
                     EQUITY         MAGNUM         VENTURE          BOND           MFS*       RESEARCH
     BALANCED        GROWTH         EQUITY          VALUE       OPPORTUNITIES   INVESTORS     MANAGERS
       SUB-           SUB-           SUB-            SUB-           SUB-           SUB-         SUB-
      ACCOUNT       ACCOUNT         ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT
    -----------   ------------   -------------   ------------   -------------   ----------   ----------
    $   (46,863)  $   (408,608)   $   (38,884)   $   (398,526)   $       --     $       --   $       --

        540,309     19,120,795        848,733      18,228,622       (22,731)       114,968      270,867
    -----------   ------------    -----------    ------------    ----------     ----------   ----------

        493,446     18,712,187        809,849      17,830,096       (22,731)       114,968      270,867

      2,061,308     13,616,451      1,674,473      15,078,216            --      5,000,867    5,005,249

      1,294,388     27,827,472        556,511       8,503,261        20,487        104,592       88,526

     (1,820,247)   (15,796,107)    16,527,006     (18,742,427)    4,535,893       (115,124)    (107,811)
    -----------   ------------    -----------    ------------    ----------     ----------   ----------

      1,535,449     25,647,816     18,757,990       4,839,050     4,556,380      4,990,335    4,985,964
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
      2,028,895     44,360,003     19,567,839      22,669,146     4,533,649      5,105,303    5,256,831

     12,476,648     90,873,849     10,318,556      95,272,468     1,090,654             --           --
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
    $14,505,543   $135,233,852    $29,886,395    $117,941,614    $5,624,303     $5,105,303   $5,256,831
    ===========   ============    ===========    ============    ==========     ==========   ==========

                                                 VARIABLE
                                                 INSURANCE
                VARIABLE INSURANCE               PRODUCTS
                  PRODUCTS FUND                   FUND II
     ----------------------------------------   -----------   --------------

       EQUITY-                       HIGH          ASSET
        INCOME       OVERSEAS       INCOME        MANAGER
         SUB-          SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT         TOTAL
     ------------   -----------   -----------   -----------   --------------
     $  7,019,243   $ 4,318,358   $ 1,109,327   $   679,122   $    9,440,023
       15,387,361     4,786,497      (411,839)     (172,982)     152,584,161
     ------------   -----------   -----------   -----------   --------------
       22,406,604     9,104,855       697,488       506,140      162,024,184
       13,735,230     8,419,606     1,730,200     1,038,381      271,639,172
       (2,922,186)   (2,711,707)      775,727     1,287,423               --
      (16,968,471)   (9,693,102)   (1,693,729)   (1,498,149)    (173,347,291)
     ------------   -----------   -----------   -----------   --------------
       (6,155,427)   (3,985,203)      812,198       827,655       98,291,881
     ------------   -----------   -----------   -----------   --------------
       16,251,177     5,119,652     1,509,686     1,333,795      260,316,065
      138,553,401    84,273,799     9,988,955     8,187,191    1,879,000,212
     ------------   -----------   -----------   -----------   --------------
     $154,804,578   $89,393,451   $11,498,641   $ 9,520,986   $2,139,316,277
     ============   ===========   ===========   ===========   ==============


                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

(INFORMATION WITH RESPECT TO THE SIX MONTH PERIODS ENDED JUNE 30, 2000 AND 1999 IS UNAUDITED)
 NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO. NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has twenty investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the twenty Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Currently, the charges are made daily at an annual rate of .35% of the Account assets attributable to fixed premium ("Zenith Life") variable policies, .45% of the Account assets attributable to single premium ("Zenith Life One") variable life policies, .60% of the Account assets attributable to variable ordinary ("Zenith Life Plus", "Zenith Life Plus II" and "Zenith Variable Whole Life") life policies and limited payment ("Zenith Life Executive 65") variable life policies, .90% and
 .75% of the Account assets attributable to variable survivorship ("Zenith Survivorship Life") life policies, and .75% and .60% of the Account assets attributable to flexible premium ("Zenith Flexible Life") variable life policies. For the modified single premium ("American Gateway") and flexible premium ("Zenith Executive Advantage Plus") variable life policies mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly at an annual rate of .90% and a maximum annual rate of .75%, respectively

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales load, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. New England Investment Management, Inc. (formerly, TNE Advisers, Inc.), which is an indirect subsidiary of NELICO, Capital Growth Management Limited Partnership ("CGM"), and each of the sub-advisers are registered with the Securities and Exchange Commission as investment advisers under the Investment Advisers Act of 1940.

               SERIES                                 ADVISER                           SUB-ADVISER
               ------                 ---------------------------------------  ------------------------------
Capital Growth                        CGM*                                                   --
Back Bay Advisors Money Market        New England Investment Management, Inc.  Back Bay Advisors, L.P.*
Back Bay Advisors Bond Income         New England Investment Management, Inc.  Back Bay Advisors, L.P.*
Back Bay Advisors Managed             New England Investment Management, Inc.  Back Bay Advisors, L.P.*
Westpeak Stock Index                  New England Investment Management, Inc.  Westpeak Investment Advisors,
                                                                               L.P.*
Westpeak Growth and Income            New England Investment Management, Inc.  Westpeak Investment Advisors,
                                                                               L.P.*
Goldman Sachs Midcap Value            New England Investment Management, Inc.  Goldman Sachs Asset Management
Loomis Sayles Small Cap               New England Investment Management, Inc.  Loomis, Sayles & Company,
                                                                               L.P.*
Loomis Sayles Balanced                New England Investment Management, Inc.  Loomis, Sayles & Company,
                                                                               L.P.*
Morgan Stanley International Magnum   New England Investment Management, Inc.  Morgan Stanley Dean Witter
  Equity                                                                       Investment Management Inc.
Davis Venture Value                   New England Investment Management, Inc.  Davis Selected Advisers, L.P.
Alger Equity Growth                   New England Investment Management, Inc.  Fred Alger Management, Inc.
Salomon Brothers U.S. Government      New England Investment Management, Inc.  Salomon Brothers Asset
                                                                               Management Inc
Salomon Brothers Strategic Bond       New England Investment Management, Inc.  Salomon Brothers Asset
  Opportunities                                                                Management Inc
MFS Investors                         New England Investment Management, Inc.  Massachusetts Financial
                                                                               Services Company
MFS Research Managers                 New England Investment Management, Inc.  Massachusetts Financial
                                                                               Services Company

* An affiliate of NELICO

Effective May 1, 1997 the Draycott International Equity Series was renamed the Morgan Stanley International Magnum Equity Series and Morgan Stanley Dean Witter Investment Management Inc. became the sub-adviser of the Series, succeeding Draycott Partners, Ltd.

Effective May 1, 1998 Goldman Sachs Asset Management ("Goldman Sachs") became the sub-adviser of the Loomis Sayles Avanti Growth Series, succeeding Loomis Sayles & Company, L.P., and the name of the Series was changed to the "Goldman Sachs Midcap Value Series". Goldman Sachs is a separate operating division of Goldman, Sachs & Co., a privately-owned global financial services company.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1999:

                                                               PURCHASES         SALES
                                                              ------------    ------------
Capital Growth Series                                         $242,198,370    $241,707,039
Back Bay Advisors Money Market Series                          327,644,952     277,923,925
Back Bay Advisors Bond Income Series                            36,178,905      24,991,981
Back Bay Advisors Managed Series                                24,394,855      18,680,924
Westpeak Stock Index Series                                     81,767,015      38,818,677
Westpeak Growth and Income Series                               43,834,304      22,733,178
Goldman Sachs Midcap Value Series                               14,632,125      14,003,124
Loomis Sayles Small Cap Series                                  32,520,472      28,114,874
Loomis Sayles Balanced Series                                   11,121,785       7,665,490
Morgan Stanley International Magnum Equity Series                8,500,269       5,336,590
Davis Venture Value Series                                      74,752,030      39,161,371
Alger Equity Growth Series                                     112,530,144      37,977,904
Salomon Bothers U.S. Government Series                             728,153         711,346
Salomon Bothers Strategic Bond Opportunities Series                504,155         619,331
MFS Investors Series*                                              853,017          92,276
MFS Research Managers Series*                                      869,163          29,781
VIP Equity-Income Portfolio                                     48,322,887      44,032,962
VIP Overseas Portfolio                                          36,474,794      30,947,930
VIP High Income Portfolio                                       10,500,033       7,853,618
VIP II Asset Manager Portfolio                                   6,412,123       3,587,782

* For the period April 30, 1999 (Commencement of Operations) to December 31,
  1999.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown (in the case of American Gateway Series, and Zenith Executive Advantage Plus, the mortality and expense risk charge is deducted monthly from the cash values rather than daily from sub-account assets and, therefore, does not impact sub-account net investment returns). These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                          NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                           --------------------------------------------------------------------------------------------------------

                           1/1/90-     1/1/91-     1/1/92-     1/1/93-     1/1/94-     1/1/95-
SUB-ACCOUNT                12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95
-----------                --------    --------    --------    --------    --------    --------
Capital Growth...........   (3.82)%      53.45%     (6.38)%      14.57%     (7.39)%      37.55%
Bond Income..............     7.71%      17.55%       7.80%      12.22%     (3.70)%      20.78%
Money Market.............     7.81%       5.84%       3.43%       2.61%       3.61%       5.33%

                           1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                12/31/96    12/31/97    12/31/98    12/31/99
-----------                --------    --------    --------    --------
Capital Growth...........    20.65%      23.05%      33.63%      15.30%
Bond Income..............     4.24%      10.50%       8.66%     (0.81)%
Money Market.............     4.76%       4.97%       4.90%       4.60%

                           1/1/90-     1/1/91-     1/1/92-     1/1/93-     1/1/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-
SUB-ACCOUNT                12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98
-----------                --------    --------    --------    --------    --------    --------    --------    --------    --------
Stock Index..............   (4.48)%      29.98%       6.92%       9.34%       0.76%      36.44%      22.04%      32.03%      27.49%
Managed..................     2.85%      19.75%       6.33%      10.26%     (1.46)%      30.81%      14.62%      26.12%      19.24%

                           1/1/99-
SUB-ACCOUNT                12/31/99
-----------                --------
Stock Index..............    19.96%
Managed..................     9.59%

                                                 4/30/93-    1/1/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                      12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                      --------    --------    --------    --------    --------    --------    --------
Midcap Value...................................    14.47%     (0.62)%      29.90%      17.20%      16.91%     (5.79)%       0.00%
Growth and Income..............................    13.97%     (1.55)%      35.99%      17.68%      33.01%      24.02%       8.97%

                                                 4/30/93-    1/1/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                      12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                      --------    --------    --------    --------    --------    --------    --------
Equity-Income..................................     9.29%       6.69%      34.62%      13.88%      27.66%      11.24%       5.96%
Overseas.......................................    14.57%       1.37%       9.30%      12.82%      11.17%      12.36%      42.13%

                                                             5/2/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                                  12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                                  --------    --------    --------    --------    --------    --------
Small Cap..................................................   (3.45)%      28.40%      30.22%      24.42%     (2.04)%      31.29%

                                                             8/31/94-    1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                                  12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                                  --------    --------    --------    --------    --------    --------
High Income................................................   (0.58)%      20.18%      13.63%      17.26%     (4.66)%       7.78%
Asset Manager..............................................   (4.41)%      16.55%      14.20%      20.23%      14.65%      10.70%

                                                              5/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                                   12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                                   --------    --------    --------    --------    --------
Equity Growth...............................................    24.84%      12.78%      25.19%      47.27%      33.66%
Balanced....................................................    13.75%      16.50%      15.77%       8.73%     (5.39)%
International Magnum Equity.................................     3.85%       6.30%     (1.64)%       6.90%      24.18%
Venture Value...............................................    21.64%      25.40%      33.03%      14.02%      17.11%

                                                              4/30/99-
SUB-ACCOUNT                                                   12/31/99
-----------                                                   --------
Investors...................................................     2.61%
Research Managers...........................................    19.52%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                         NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                           --------------------------------------------------------------------------------------------------------

                           1/1/90-     1/1/91-     1/1/92-     1/1/93-     1/1/94-     1/1/95-
SUB-ACCOUNT                12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95
-----------                --------    --------    --------    --------    --------    --------
Capital Growth...........   (3.91)%      53.29%     (6.47)%      14.46%     (7.38)%      37.41%
Bond Income..............     7.60%      17.43%       7.69%      12.10%     (3.80)%      20.66%
Money Market.............     7.71%       5.74%       3.33%       2.51%       3.35%       5.23%

                           1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                12/31/96    12/31/97    12/31/98    12/31/99
-----------                --------    --------    --------    --------
Capital Growth...........    20.53%      22.92%      33.49%      15.18%
Bond Income..............     4.14%      10.39%       8.55%     (0.91)%
Money Market.............     4.65%       4.87%       4.79%       4.49%

                           1/1/90-     1/1/91-     1/1/92-     1/1/93-     1/1/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-
SUB-ACCOUNT                12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98
-----------                --------    --------    --------    --------    --------    --------    --------    --------    --------
Stock Index..............   (4.58)%      29.85%       6.81%       9.23%       0.66%      36.30%      21.91%      31.90%      27.36%
Managed..................     2.75%      19.63%       6.22%      10.15%     (1.56)%      30.67%      14.51%      25.99%      19.12%

                           1/1/99-
SUB-ACCOUNT                12/31/99
-----------                --------
Stock Index..............    19.84%
Managed..................     9.48%

                                                 4/30/93-    1/1/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                      12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                      --------    --------    --------    --------    --------    --------    --------
Midcap Value...................................    14.39%     (0.72)%      29.77%      17.08%      16.80%     (5.88)%     (0.10)%
Growth and Income..............................    13.90%     (1.65)%      38.85%      17.56%      32.87%      23.89%       8.86%

                                                 4/30/93-    1/1/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                      12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                      --------    --------    --------    --------    --------    --------    --------
Equity Income..................................     9.22%       6.59%      34.49%      13.77%      27.53%      11.13%       5.85%
Overseas.......................................    14.49%       1.27%       9.19%      12.70%      11.05%      12.24%      41.99%

                                                             5/2/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                                  12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                                  --------    --------    --------    --------    --------    --------
Small Cap..................................................   (3.52)%      28.27%      30.09%      24.29%     (2.14)%      31.16%

                                                             8/31/94-    1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                                  12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                                  --------    --------    --------    --------    --------    --------
High Income................................................   (0.61)%      20.06%      13.52%      17.14%     (4.76)%       7.67%
Asset Manager..............................................   (4.45)%      16.43%      14.09%      20.11%      14.53%      10.59%

                                                              5/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                                   12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                                   --------    --------    --------    --------    --------
Equity Growth...............................................    24.76%      12.66%      25.06%      47.12%      33.53%
Balanced....................................................    13.67%      16.39%      15.66%       8.62%     (5.49)%
International Magnum Equity.................................     3.79%       6.19%     (1.74)%       6.79%      24.05%
Venture Value...............................................    21.56%      25.27%      32.90%      13.90%      16.99%

                                                              4/30/99-
SUB-ACCOUNT                                                   12/31/99
-----------                                                   --------
Investors...................................................     2.54%
Research Managers...........................................    19.44%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                        NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                           --------------------------------------------------------------------------------------------------------

                           1/1/90-     1/1/91-     1/1/92-     1/1/93-     1/1/94-     1/1/95-
SUB-ACCOUNT                12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95
-----------                --------    --------    --------    --------    --------    --------
Capital Growth...........   (4.06)%      53.06%     (6.61)%      14.28%     (7.62)%      37.21%
Bond Income..............     7.44%      17.25%       7.53%      11.94%     (3.94)%      20.47%
Money Market.............     7.54%       5.58%       3.18%       2.36%       3.35%       5.07%

                           1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                12/31/96    12/31/97    12/31/98    12/31/99
-----------                --------    --------    --------    --------
Capital Growth...........    20.34%      22.74%      33.29%      15.01%
Bond Income..............     3.98%      10.23%       8.39%     (1.06)%
Money Market.............     4.50%       4.71%       4.63%       4.34%

                           1/1/90-     1/1/91-     1/1/92-     1/1/93-     1/1/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-
SUB-ACCOUNT                12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98
-----------                --------    --------    --------    --------    --------    --------    --------    --------    --------
Stock Index..............   (4.72)%      29.65%       6.65%       9.07%       0.51%      36.10%      21.73%      31.70%      27.17%
Managed..................     2.59%      19.45%       6.06%       9.99%     (1.70)%      30.48%      14.34%      25.81%      18.94%

                           1/1/99-
SUB-ACCOUNT                12/31/99
-----------                --------
Stock Index..............    19.66%
Managed..................     9.31%

                                                 4/30/93-    1/1/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                      12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                      --------    --------    --------    --------    --------    --------    --------
Midcap Value...................................    14.28%     (0.87)%      29.57%      16.90%      16.62%     (6.03)%     (0.25)%
Growth and Income..............................    13.78%     (1.80)%      35.65%      17.38%      32.67%      23.71%       8.70%

                                                 4/30/93-    1/1/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                      12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                      --------    --------    --------    --------    --------    --------    --------
Equity-Income..................................     9.11%       6.43%      34.29%      13.59%      27.34%      10.96%       5.69%
Overseas.......................................    14.38%       1.12%       9.02%      12.53%      10.89%      12.08%      41.77%

                                                             5/2/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                                  12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                                  --------    --------    --------    --------    --------    --------
Small Cap..................................................   (3.61)%      28.08%      29.90%      24.11%     (2.28)%      30.96%

                                                             8/31/94-    1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                                  12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                                  --------    --------    --------    --------    --------    --------
High Income................................................   (0.66)%      19.88%      13.35%      16.96%     (4.90)%       7.51%
Asset Manager..............................................   (4.49)%      16.26%      13.91%      19.93%      14.36%      10.43%

                                                              5/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                                   12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                                   --------    --------    --------    --------    --------
Equity Growth...............................................    24.64%      12.49%      24.88%      46.90%      33.33%
Balanced....................................................    13.56%      16.21%      15.48%       8.46%     (5.63)%
International Magnum Equity.................................     3.68%       6.03%     (1.89)%       6.63%      23.87%
Venture Value...............................................    21.44%      25.08%      32.70%      13.73%      16.81%

                                                              4/30/99-
SUB-ACCOUNT                                                   12/31/99
-----------                                                   --------
Investors...................................................     2.44%
Research Managers...........................................    19.32%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                           NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                           ---------------------------------------------------------------------------------------------------------


                           1/1/90-     1/1/91-     1/1/92-     1/1/93-     1/1/94-     1/1/95-
SUB-ACCOUNT                12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95
-----------                --------    --------    --------    --------    --------    --------
Capital Growth...........   (4.35)%      52.61%     (6.90)%      13.94%     (7.90)%      36.80%
Bond Income..............     7.11%      16.90%       7.21%      11.60%     (4.23)%      20.12%
Money Market.............     7.22%       5.26%       2.87%       2.05%       3.04%       4.75%

                           1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                12/31/96    12/31/97    12/31/98    12/31/99
-----------                --------    --------    --------    --------
Capital Growth...........    19.98%      22.37%      32.89%      14.67%
Bond Income..............     3.67%       9.90%       8.07%     (1.36)%
Money Market.............     4.18%       4.39%       4.32%       4.03%

                           1/1/90-     1/1/91-     1/1/92-     1/1/93-     1/1/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-
SUB-ACCOUNT                12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98
-----------                --------    --------    --------    --------    --------    --------    --------    --------    --------
Stock Index..............   (5.01)%      29.27%       6.33%       8.74%       0.21%      35.69%      21.36%      31.31%      26.79%
Managed..................     2.28%      19.10%       5.74%       9.69%     (2.00)%      30.09%      13.99%      25.43%      18.58%

                           1/1/99-
SUB-ACCOUNT                12/31/99
-----------                --------
Stock Index..............    19.30%
Managed..................     8.98%

                                                 4/30/93-    1/1/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                      12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                      --------    --------    --------    --------    --------    --------    --------
Midcap Value...................................    14.05%     (1.16)%      29.19%      16.55%      16.27%     (6.31)%     (0.55)%
Growth and Income..............................    13.55%     (2.09)%      35.25%      17.03%      32.28%      23.34%       8.37%

                                                 4/30/93-    1/1/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                      12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                      --------    --------    --------    --------    --------    --------    --------
Equity-Income..................................     8.89%       6.11%      33.89%      13.25%      26.96%      10.63%       5.38%
Overseas.......................................    14.15%       0.82%       8.70%      12.19%      10.56%      11.74%      41.35%

                                                             5/2/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                                  12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                                  --------    --------    --------    --------    --------    --------
Small Cap..................................................   (3.80)%      27.69%      29.50%      23.73%     (2.58)%      30.57%

                                                             8/31/94-    1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                                  12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                                  --------    --------    --------    --------    --------    --------
High Income................................................   (0.76)%      19.53%      13.00%      16.61%     (5.19)%       7.19%
Asset Manager..............................................   (4.59)%      15.91%      13.57%      19.57%      14.02%      10.10%

                                                              5/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                                   12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                                   --------    --------    --------    --------    --------
Equity Growth...............................................    24.39%      12.15%      24.50%      46.46%      32.93%
Balanced....................................................    13.33%      15.86%      15.14%       8.13%     (5.91)%
International Magnum Equity.................................     3.48%       5.71%     (2.18)%       6.31%      23.50%
Venture Value...............................................    21.20%      24.71%      32.30%      13.39%      16.47%

                                                              4/30/99-
SUB-ACCOUNT                                                   12/31/99
-----------                                                   --------
Investors...................................................     2.23%
Research Managers...........................................    19.08%

* Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                                          NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                           ---------------------------------------------------------------------------------------------------------


                           1/1/90-     1/1/91-     1/1/92-     1/1/93-     1/1/94-     1/1/95-
SUB-ACCOUNT                12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95
-----------                --------    --------    --------    --------    --------    --------
Capital Growth...........   (5.73)%      52.83%     (6.75)%      14.11%     (7.76)%      37.00%
Bond Income..............     7.28%      17.08%       7.37%      11.77%     (4.08)%      20.29%
Money Market.............     7.38%       5.42%       3.02%       2.20%       3.20%       4.91%

                           1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                12/31/96    12/31/97    12/31/98    12/31/99
-----------                --------    --------    --------    --------
Capital Growth...........    20.16%      22.56%      33.09%      14.84%
Bond Income..............     3.82%      10.06%       8.23%     (1.21)%
Money Market.............     4.34%       4.55%       4.48%       4.18%

                           1/1/90-     1/1/91-     1/1/92-     1/1/93-     1/1/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-
SUB-ACCOUNT                12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98
-----------                --------    --------    --------    --------    --------    --------    --------    --------    --------
Stock Index..............   (4.86)%      29.46%       6.49%       8.90%       0.36%      35.90%      21.55%      31.51%      26.98%
Managed..................     2.44%      19.28%       5.90%       9.82%     (1.85)%      30.28%      14.16%      25.62%      18.76%

                           1/1/99-
SUB-ACCOUNT                12/31/99
-----------                --------
Stock Index..............    19.48%
Managed..................     9.15%

                                                 4/30/93-    1/1/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                      12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                      --------    --------    --------    --------    --------    --------    --------
Midcap Value...................................    14.16%     (1.01)%      29.38%      16.72%      16.45%     (6.17)%     (0.40)%
Growth and Income..............................    13.67%     (1.94)%      35.45%      17.21%      32.47%      23.52%       8.53%

                                                 4/30/93-    1/1/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                      12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                      --------    --------    --------    --------    --------    --------    --------
Equity-Income..................................     9.00%       6.27%      34.09%      13.42%      27.15%      10.79%       5.54%
Overseas.......................................    14.26%       0.97%       8.86%      12.36%      10.72%      11.91%      41.56%

                                                             5/2/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                                  12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                                  --------    --------    --------    --------    --------    --------
Small Cap..................................................   (3.71)%      27.88%      29.70%      23.92%     (2.43)%      30.77%

                                                             8/31/94-    1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                                  12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                                  --------    --------    --------    --------    --------    --------
High Income................................................   (0.71)%      19.71%      13.17%      16.79%     (5.04)%       7.35%
Asset Manager..............................................   (4.54)%      16.08%      13.74%      19.75%      14.19%      10.26%

                                                              5/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                                   12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                                   --------    --------    --------    --------    --------
Equity Growth...............................................    24.51%      12.32%      24.69%      46.68%      33.13%
Balanced....................................................    13.44%      16.03%      15.31%       8.29%     (5.77)%
International Magnum Equity.................................     3.58%       5.87%     (2.04)%       6.47%      23.68%
Venture Value...............................................    21.32%      24.89%      32.50%      13.56%      16.64%

                                                              4/30/99-
SUB-ACCOUNT                                                   12/31/99
-----------                                                   --------
Investors...................................................     2.34%
Research Managers...........................................    19.20%

* Based on a mortality and expense risk charge at an annual rate of .75%. Certain Zenith Flexible Life Policies currently have a mortality and expense risk charge at an annual rate of .60%.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH EXECUTIVE ADVANTAGE PLUS") POLICIES

                                                       NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                           -------------------------------------------------------------------------------------------------------

                           1/1/90-     1/1/91-     1/1/92-     1/1/93-     1/1/94-     1/1/95-
SUB-ACCOUNT                12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95
-----------                --------    --------    --------    --------    --------    --------
Capital Growth...........   (3.48)%      53.98%     (6.05)%      14.97%     (7.07)%      38.03%
Bond Income..............     8.09%      17.96%       8.18%      12.61%     (3.36)%      21.20%
Money Market.............     8.19%       6.21%       3.80%       2.97%       3.97%       5.70%

                           1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                12/31/96    12/31/97    12/31/98    12/31/99
-----------                --------    --------    --------    --------
Capital Growth...........    21.07%      23.48%      34.09%      15.70%
Bond Income..............     4.61%      10.89%       9.04%     (0.47)%
Money Market.............     5.13%       5.34%       5.26%       4.97%

                           1/1/90-     1/1/91-     1/1/92-     1/1/93-     1/1/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-
SUB-ACCOUNT                12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98
-----------                --------    --------    --------    --------    --------    --------    --------    --------    --------
Stock Index..............   (4.14)%      30.43%       7.30%       9.72%       1.12%      36.92%      22.47%      32.50%      27.93%
Managed..................     3.21%      20.17%       6.70%      10.65%     (1.11)%      31.26%      15.03%      26.56%      19.65%

                           1/1/99-
SUB-ACCOUNT                12/31/99
-----------                --------
Stock Index..............    20.38%
Managed..................     9.97%

                                                 4/30/93-    1/1/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                      12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                      --------    --------    --------    --------    --------    --------    --------
Midcap Value...................................    14.74%     (0.27)%      30.35%      17.61%      17.32%     (5.46)%       0.35%
Growth and Income..............................    14.24%     (1.21)%      36.47%      18.10%      33.47%      24.45%       9.35%

                                                 4/30/93-    1/1/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                      12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                      --------    --------    --------    --------    --------    --------    --------
Equity-Income..................................     9.55%       6.93%      35.90%      13.75%      28.11%      11.63%       6.33%
Overseas.......................................    14.84%       1.21%      11.02%      12.43%      11.56%      12.75%      42.63%

                                                             5/2/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                                  12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                                  --------    --------    --------    --------    --------    --------
Small Cap..................................................   (3.23)%      28.84%      30.68%      24.85%     (1.69)%      31.75%

                                                             8/31/94-    1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                                  12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                                  --------    --------    --------    --------    --------    --------
High Income................................................    (.37)%      20.79%      13.75%      17.67%     (4.33)%       8.15%
Asset Manager..............................................   (4.65)%      17.68%      14.31%      20.65%      15.05%      11.09%

                                                              5/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                                   12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                                   --------    --------    --------    --------    --------
Equity Growth...............................................    25.13%      13.17%      25.63%      47.78%      34.13%
Balanced....................................................    14.01%      16.91%      16.18%       9.11%     (5.06)%
International Magnum Equity.................................     4.01%       6.67%     (1.30)%       7.27%      24.61%
Venture Value...............................................    21.92%      25.84%      33.50%      14.41%      17.52%

                                                              4/30/99-
SUB-ACCOUNT                                                   12/31/99
-----------                                                   --------
Investors...................................................     2.85%
Research Managers...........................................    19.80%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                                        NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                           -------------------------------------------------------------------------------------------------------

                           1/1/90-     1/1/91-     1/1/92-     1/1/93-     1/1/94-     1/1/95-
SUB-ACCOUNT                12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95
-----------                --------    --------    --------    --------    --------    --------
Bond Income..............     8.09%      17.96%       8.18%      12.61%     (3.36)%      21.20%
Money Market.............     8.19%       6.21%       3.80%       2.97%       3.97%       5.70%


                           1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                12/31/96    12/31/97    12/31/98    12/31/99
-----------                --------    --------    --------    --------
Bond Income..............     4.61%      10.89%       9.04%     (0.47)%
Money Market.............     5.13%       5.34%       5.26%       4.97%

                           1/1/90-     1/1/91-     1/1/92-     1/1/93-     1/1/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-
SUB-ACCOUNT                12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98
-----------                --------    --------    --------    --------    --------    --------    --------    --------    --------
Stock Index..............   (4.14)%      30.43%       7.30%       9.72%       1.12%      36.92%      22.47%      32.50%      27.93%
Managed..................     3.21%      20.17%       6.70%      10.65%     (1.11)%      31.26%      15.03%      26.56%      19.65%

                           1/1/99-
SUB-ACCOUNT                12/31/99
-----------                --------
Stock Index..............    20.38%
Managed..................     9.97%

                                                 4/30/93-    1/1/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                      12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                      --------    --------    --------    --------    --------    --------    --------
Midcap Value...................................    14.74%     (0.27)%      30.35%      17.61%      17.32%     (5.46)%       0.35%
Growth and Income..............................    14.24%     (1.21)%      36.47%      18.10%      33.47%      24.45%       9.35%

                                                             5/2/94-     1/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                                  12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                                  --------    --------    --------    --------    --------    --------
Small Cap..................................................   (3.23)%      28.84%      30.68%      24.85%     (1.69)%      31.75%

                                                              5/1/95-     1/1/96-     1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                                   12/31/95    12/31/96    12/31/97    12/31/98    12/31/99
-----------                                                   --------    --------    --------    --------    --------
Equity Growth...............................................    25.13%      13.17%      25.63%      47.78%      34.13%
Balanced....................................................    14.01%      16.91%      16.18%       9.11%     (5.06)%
International Magnum Equity.................................     4.01%       6.67%     (1.30)%       7.27%      24.61%
Venture Value...............................................    21.92%      25.84%      33.50%      14.41%      17.52%

                                                              6/28/96-    1/1/97-     1/1/98-     1/1/99-
SUB-ACCOUNT                                                   12/31/96    12/31/97    12/31/98    12/31/99
-----------                                                   --------    --------    --------    --------
U.S. Government.............................................     4.55%       8.47%       7.61%       0.17%
Strategic Bond Opportunities................................     8.46%      11.07%       2.04%       1.44%

                                                              4/30/99-
SUB-ACCOUNT                                                   12/31/99
-----------                                                   --------
Investors...................................................     2.85%
Research Managers...........................................    19.80%

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

NEW ENGLAND LIFE INSURANCE COMPANY
 INDEPENDENT AUDITORS' REPORT

The Board of Directors and Policyholders of New England Life Insurance Company:

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 1999 and 1998, and the related consolidated statements of income and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of New England Life Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 2000

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED BALANCE SHEETS


DECEMBER 31, 1999 AND 1998, JUNE 30, 2000 AND JUNE 30, 1999 (IN THOUSANDS)

                                                                                 JUNE 30,       JUNE 30,
                                                       1999          1998          2000           1999
                                                    ----------    ----------    -----------    -----------
                                                                                (UNAUDITED)    (UNAUDITED)
ASSETS
Investments:
  Fixed Maturities, Available for Sale, at
    Estimated Fair Value..........................  $  735,697    $  769,364    $  739,741     $  741,990
  Equity Securities, at Fair Value................      22,685        13,240        25,013         19,578
  Policy Loans....................................     181,995       135,800       211,871        161,329
  Short-Term Investments..........................      62,619        52,285         7,455         89,932
  Other Invested Assets...........................      16,798        16,372        52,868         15,322
                                                    ----------    ----------    ----------     ----------
        Total Investments.........................   1,019,794       987,061     1,036,948      1,028,151
Cash and Cash Equivalents.........................      84,371        43,598       112,798         80,650
Deferred Policy Acquisition Costs.................     930,703       710,961       985,600        811,622
Accrued Investment Income.........................      29,940        21,802        28,537         24,543
Premiums and Other Receivables....................     119,750       145,117       154,801        150,937
Other Assets......................................     105,982       111,067       112,766        143,027
Separate Account Assets...........................   4,840,029     3,258,383     5,374,793      4,017,207
                                                    ----------    ----------    ----------     ----------
        TOTAL ASSETS..............................  $7,130,569    $5,277,989    $7,806,243     $6,256,137
                                                    ==========    ==========    ==========     ==========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits............................  $  614,927    $  561,746    $  641,760     $  586,576
Policyholder Account Balances.....................     325,385       210,242       363,731        247,978
Other Policyholder Funds..........................     245,339       186,255       279,489        229,100
Policyholder Dividends Payable....................         977           609         1,325            797
Short and Long-Term Debt..........................      75,053        82,855        85,793         72,509
Income Taxes Payable:
  Current.........................................         (77)       10,984        (2,719)        17,258
  Deferred........................................      38,669        42,334        19,743         28,646
Due to Parent.....................................      72,247           789
Other Liabilities.................................      64,717        78,721       210,660        225,512
Separate Account Liabilities......................   4,840,029     3,258,383     5,374,793      4,017,207
                                                    ----------    ----------    ----------     ----------
        TOTAL LIABILITIES.........................   6,277,266     4,432,918     6,974,575      5,425,583
                                                    ----------    ----------    ----------     ----------
Commitments and Contingencies (Notes 4, 8 and 9)
EQUITY
Common Stock, $125.00 par value; 50,000 shares
  authorized, 20,000 shares issued and
  outstanding.....................................       2,500         2,500         2,500          2,500
Preferred Stock, $0.00 par value; 1,000,000 shares
  authorized, 200,000 shares issued and
  outstanding.....................................           0             0             0              0
Contributed Capital...............................     647,273       647,273       647,273        647,273
Retained Earnings.................................     214,528       177,859       222,296        184,088
Accumulated Other Comprehensive Income............     (10,998)       17,439       (40,401)        (3,307)
                                                    ----------    ----------    ----------     ----------
        TOTAL EQUITY..............................     853,303       845,071       831,668        830,554
                                                    ----------    ----------    ----------     ----------
TOTAL LIABILITIES AND EQUITY......................  $7,130,569    $5,277,989    $7,806,243     $6,256,137
                                                    ==========    ==========    ==========     ==========


          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME


FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997, AND SIX MONTHS ENDED JUNE 30, 2000 AND JUNE 30, 1999 (IN THOUSANDS)

                                                                                   JUNE 30,       JUNE 30,
                                                1999        1998        1997         2000           1999
                                              --------    --------    --------    -----------    -----------
                                                                                  (UNAUDITED)    (UNAUDITED)
REVENUES
Premiums....................................  $123,638    $100,689    $ 63,616     $ 64,966       $ 58,507
Universal Life and Investment-Type Product
  Policy Fees...............................   220,841     173,766     145,157      107,728         96,032
Net Investment Income.......................    68,498      49,077      61,059       31,690         34,846
Investment Gains (Losses), Net..............     2,922       5,610         890       (4,332)         2,807
Commissions, Fees and Other Income..........   265,891     192,411      28,302      186,309        119,831
                                              --------    --------    --------     --------       --------
        TOTAL REVENUES......................   681,790     521,553     299,024      386,361        312,023
                                              --------    --------    --------     --------       --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.......................   193,293     149,687     100,180       64,600         89,848
Interest Credited to Policyholder Account
  Balances..................................    10,721       7,735       6,220        8,307          5,684
Policyholder Dividends......................    20,827      22,989      21,325       11,400         10,969
Other Operating Costs and Expenses..........   381,881     316,659     144,342      278,783        186,860
                                              --------    --------    --------     --------       --------
        TOTAL BENEFITS AND OTHER
          DEDUCTIONS........................   606,722     497,070     272,067      363,090        293,361
                                              --------    --------    --------     --------       --------
Income From Operations Before Income
  Taxes.....................................    75,068      24,483      26,957       23,271         18,662
Income Taxes................................    29,344      13,046       4,988       10,473          8,050
                                              --------    --------    --------     --------       --------
NET INCOME..................................  $ 45,724    $ 11,437    $ 21,969     $ 12,798       $ 10,612
                                              --------    --------    --------     --------       --------
Other Comprehensive Income (Loss), Net of
  Tax:
  Unrealized Investment Gains (Losses) (Net
    of Related Offsets, Reclassification
    Adjustments and Income Taxes, of
    $45,376, $(299) and $(16,588),
    Respectively)...........................   (28,437)         92      13,620      (29,403)       (20,746)
                                              --------    --------    --------     --------       --------
COMPREHENSIVE INCOME........................  $ 17,287    $ 11,529    $ 35,589     $(16,605)      $(10,134)
                                              ========    ========    ========     ========       ========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF EQUITY


FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997, AND SIX MONTHS ENDED JUNE 30, 2000 AND JUNE 30, 1999 (IN THOUSANDS)


                                                    CAPITAL                   ACCUMULATED
                                                    STOCK &                      OTHER
                                                  CONTRIBUTED    RETAINED    COMPREHENSIVE
                                                    CAPITAL      EARNINGS       INCOME         TOTAL
                                                  -----------    --------    -------------    --------
BALANCES AT DECEMBER 31, 1996...................   $402,242      $144,453      $  3,727       $550,422
Net Income......................................                   21,969                       21,969
Change in Net Unrealized Investment Gains
  (Losses)......................................                                 13,620         13,620
Contributed Capital.............................     47,531                                     47,531
                                                   --------      --------      --------       --------
BALANCES AT DECEMBER 31, 1997...................    449,773       166,422        17,347        633,542
Net Income......................................                   11,437                       11,437
Change in Net Unrealized Investment Gains
  (Losses)......................................                                     92             92
Contributed Capital.............................    200,000                                    200,000
                                                   --------      --------      --------       --------
BALANCES AT DECEMBER 31, 1998...................    649,773       177,859        17,439        845,071
Net Income......................................                   45,724                       45,724
Preferred Stock Dividends.......................                   (9,055)                      (9,055)
Change in Net Unrealized Investment Gains
  (Losses)......................................                                (28,437)       (28,437)
                                                   --------      --------      --------       --------
BALANCES AT DECEMBER 31, 1999...................   $649,773      $214,528      $(10,998)      $853,303
                                                   ========      ========      ========       ========


                                                    CAPITAL                   ACCUMULATED
                                                    STOCK &                      OTHER
                                                  CONTRIBUTED    RETAINED    COMPREHENSIVE
                                                    CAPITAL      EARNINGS       INCOME         TOTAL
                                                  -----------    --------    -------------    --------
                                                                      (UNAUDITED)
BALANCES AT DECEMBER 31, 1998...................   $649,773      $177,859      $ 17,439       $845,071
Net Income......................................                   10,612                       10,612
Preferred Stock Dividends.......................                   (4,383)                      (4,383)
Change in Net Unrealized Investment Gains
  (Losses)......................................                                (20,746)       (20,746)
                                                   --------      --------      --------       --------
BALANCES AT JUNE 30, 1999.......................    649,773       184,088        (3,307)       830,554
                                                   ========      ========      ========       ========
Net Income......................................                   35,112                       35,112
Preferred Stock Dividends.......................                   (4,672)                      (4,672)
Change in Net Unrealized Investment Gains
  (Losses)......................................                                 (7,691)        (7,691)
                                                   --------      --------      --------       --------
BALANCES AT DECEMBER 31, 1999...................    649,773       214,528       (10,998)       853,303
                                                   ========      ========      ========       ========
Net Income......................................                   12,798                       12,798
Preferred Stock Dividends.......................                   (5,030)                      (5,030)
Change in Net Unrealized Investment Gains
  (Losses)......................................                                (29,403)       (29,403)
                                                   --------      --------      --------       --------
BALANCES AT JUNE 30, 2000.......................   $649,773      $222,296      $(40,401)      $831,668
                                                   ========      ========      ========       ========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF CASH FLOWS


FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997, AND SIX MONTHS ENDED JUNE 30, 2000 AND JUNE 30, 1999 (IN THOUSANDS)

                                                                                              JUNE 30,      JUNE 30,
                                                                                             -----------   -----------
                                                           1999        1998        1997         2000          1999
                                                         ---------   ---------   ---------   -----------   -----------
                                                                                             (UNAUDITED)   (UNAUDITED)
NET CASH USED IN OPERATING ACTIVITIES..................  $(159,314)  $(311,296)  $(121,838)   $ (78,827)    $ (29,165)
                                                         ---------   ---------   ---------    ---------     ---------
Cash Flows from Investing Activities:
  Sales, Maturities and Repayments of:
    Available for Sale Fixed Maturities................    114,478     164,566     145,197       16,272        50,738
    Equity Securities..................................      2,491      39,333      32,806        1,351         2,561
    Other, Net.........................................         (1)        721         128      102,236        45,296
  Purchases of:
    Available for Sale Fixed Maturities................   (157,761)   (184,810)   (326,059)     (36,780)      (74,128)
    Equity Securities..................................     (9,590)    (80,066)          0      (14,481)       (6,862)
    Real Estate........................................     (3,251)     (3,644)          0          (95)       (2,230)
    Fixed Asset Property and Equipment.................          0      (1,459)       (101)           0             0
    Other Assets.......................................       (302)        (89)          0     (129,456)          (14)
  Net Change in Short-Term Investments.................    (10,334)    (24,341)    128,616       55,348       (38,174)
  Net Change in Policy Loans...........................    (46,195)    (31,017)    (28,520)     (29,876)      (25,530)
  Other, Net...........................................     23,443       1,631         177            0             0
                                                         ---------   ---------   ---------    ---------     ---------
NET CASH USED IN INVESTING ACTIVITIES..................    (87,022)   (119,175)    (47,756)     (35,481)      (48,343)
                                                         ---------   ---------   ---------    ---------     ---------
Cash Flows from Financing Activities:
  Capital Contributions................................          0     200,000      46,681            0          (157)
  Dividends Paid.......................................     (9,055)          0           0       (5,030)         (158)
  Additions to Debt....................................                                          10,000             0
  Repayment of Debt....................................    (13,232)     (8,670)     (3,181)           0       (13,232)
  Policyholder Account Balances:
    Deposits...........................................    517,551     358,090     244,338      611,860       541,498
    Withdrawals........................................   (242,388)   (149,499)    (95,066)    (474,095)     (413,392)
  Financial Reinsurance Receivables....................     34,233           0       1,823            0             0
                                                         ---------   ---------   ---------    ---------     ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES..............    287,109     399,921     194,595      142,735       114,559
                                                         ---------   ---------   ---------    ---------     ---------
Change in Cash and Cash Equivalents....................     40,773     (30,550)     25,001       28,427        37,051
Cash and Cash Equivalents, Beginning of Year...........     43,598      74,148      49,147       84,371        43,599
                                                         ---------   ---------   ---------    ---------     ---------
CASH AND CASH EQUIVALENTS, END OF YEAR.................  $  84,371   $  43,598   $  74,148    $ 112,798     $  80,650
                                                         =========   =========   =========    =========     =========
Supplemental Cash Flow Information:
  Interest Paid........................................  $      87   $   3,830   $   1,495    $     193     $      87
                                                         =========   =========   =========    =========     =========
  Income Taxes Paid....................................  $  30,045   $  14,118   $   5,470    $  20,100     $     762
                                                         =========   =========   =========    =========     =========
NET INCOME.............................................  $  45,724   $  11,437   $  21,969       12,798        10,612
Adjustments to Reconcile Net Income to Net Cash
  Provided by (Used in) Operating Activities:
  Change in Deferred Policy Acquisition Costs, Net.....   (186,467)   (145,787)   (140,578)     (69,113)       19,670
  Change in Accrued Investment Income..................     (8,138)     (3,090)     (4,999)       1,403        (3,741)
  Change in Premiums and Other Receivables.............     25,367     (82,081)    (57,095)     (35,051)       (5,820)
  Gains from Sales of Investments, Net.................     (2,922)     (5,610)       (890)       4,332        (2,807)
  Depreciation and Amortization Expenses...............     11,350      13,137      10,085        5,675         5,675
  Interest Credited to Policyholder Account Balances...     10,721       7,735       6,220        8,307         5,684
  Universal Life and Investment-Type Product Policy Fee
    Income.............................................   (220,841)   (173,766)   (145,157)    (107,728)      (96,032)
  Change in Future Policy Benefits.....................     53,181      61,317      35,540       26,833        24,830
  Change in Other Policyholder Funds...................     59,084      73,814       6,309       34,150        42,845
  Change in Policyholder Dividends Payable.............        368         188       5,701          348           188
  Change in Income Taxes Payable.......................    (26,871)      2,358       1,674      (16,379)      (14,194)
  Other, Net...........................................     80,130     (70,948)    139,383       55,598       (16,075)
                                                         ---------   ---------   ---------    ---------     ---------
NET CASH USED IN OPERATING ACTIVITIES..................  $(159,314)  $(311,296)  $(121,838)   $ (78,827)    $ (29,165)
                                                         =========   =========   =========    =========     =========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
(INFORMATION WITH RESPECT TO THE SIX MONTH PERIODS ENDED JUNE 30, 2000 AND 1999 IS UNAUDITED)

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company and its subsidiaries (the Company or NELICO) is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, medical, and disability coverage.

Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. As a result of the merger, NEMLICO ceased to exist as a separate mutual life insurance company, and NELICO became a subsidiary of MetLife. NELICO has continued after the merger to conduct its existing business as well as administer the business activities of the former parent NEMLICO. (Note 13)

Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: Exeter Reassurance Company, Ltd., New England Pension and Annuity Company, and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and New England Investment Management, Inc. for other operations. On February 28, 1997, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and New England Investment Management, Inc. On April 30, 1998, the Company acquired all of the outstanding stock of NL Holding Corporation and its wholly owned subsidiaries, Nathan and Lewis Securities, Inc., and Nathan and Lewis Associates, Inc. Subsequent to the acquisition, NL Holding Corporation was transferred to New England Life Holdings, Inc. The principal business activities of the subsidiaries are disclosed below.

Exeter Reassurance Company, Ltd., (Exeter) was incorporated in Bermuda on November 15, 1994, and registered as an insurer under The Insurance Act 1978 (Bermuda). Exeter engages in financial reinsurance of life insurance and annuity policies.

New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 1999, Newbury began providing errors and omissions coverage to certain of the life insurance agents of MetLife through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

New England Investment Management, Inc. (NEIM), which changed its name from TNE Advisers, Inc. in March 1999, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. NEIM was organized to serve as an investment adviser to certain series of the New England Zenith Fund.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

NL Holding Corporation and subsidiaries (NL Holding) engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary of NL Holding, is a National Association of Securities Dealers (NASD) registered broker/dealer. N&L Associates, a wholly owned subsidiary of NL Holding, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). The Commonwealth of Massachusetts Division of Insurance (the "Division") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the Massachusetts Insurance Law. No consideration is given by the Division to financial statements prepared in accordance with GAAP in making such determination.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

Effective July 1, 1997, management realigned its fixed maturity investment classifications and transferred all securities classified as held to maturity to available for sale. As a result, consolidated equity at July 1, 1997 increased by $798, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of New England Life Insurance and its subsidiaries, partnerships and joint ventures in which NELICO has a controlling interest. All material intercompany accounts and transactions have been eliminated.

The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 1999 presentation.

INVESTMENTS

The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of accumulated other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

Policy loans are stated at unpaid principal balances, which approximates fair value.

Short-term investments are stated at amortized cost, which approximates fair value.

Other invested assets are reported at their estimated fair value.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight line method over the estimated useful lives of the assets which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Accumulated depreciation on property and equipment and amortization of leasehold improvements was $36,122, and $24,772 at December 31, 1999 and 1998, respectively. Related depreciation and amortization expense was $11,350, $13,137 and $10,085 for the years ended December 31, 1999, 1998 and 1997, respectively.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross profits can vary from management's estimates resulting in increases and decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is reestimated and adjusted by a cumulative charge or credit to current operations.

Deferred policy acquisition costs for nonmedical health policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

Information regarding deferred policy acquisition costs is as follows:

                                                                  YEARS ENDED DECEMBER 31,
                                                              --------------------------------
                                                                1999        1998        1997
                                                              --------    --------    --------
Balance at January 1........................................  $710,961    $565,769    $434,636
Capitalized during the year.................................   216,913     182,943     157,670
                                                              --------    --------    --------
    Total...................................................   927,874     748,712     592,306
Amortization allocated to:
  Net realized investment gains.............................      (616)     (5,282)          0
  Unrealized investment gains (losses)......................    33,276        (595)     (9,446)
  Other Expenses............................................   (29,831)    (31,874)    (17,091)
                                                              --------    --------    --------
    Total amortization......................................     2,829     (37,751)    (26,537)
Balance at December 31......................................  $930,703    $710,961    $565,769
                                                              ========    ========    ========

Amortization of deferred policy acquisition costs is allocated to (1) realized investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

policy acquisition costs that would have been amortized if such gains and losses had been realized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

ACQUISITIONS

The Company acquired certain assets and assumed certain liabilities of NL Holding Corporation effective April 30, 1998. The acquisition was accounted for under the purchase method of accounting and is included in the financial statements as of the effective date of the transaction. The cost of the acquisition was $35,082, which represents an initial cash settlement and payment of direct acquisition costs of $27,873, as well as, accrued contingent payment arrangements of $7,209 anticipated to be paid to the sellers over a three year period ending December 31, 2000. Goodwill of $23,498 was recorded, to be amortized on a straight-line basis over a ten year period.

The 1998 and 1997 pro forma, unaudited financial data shown as follows presents the effect of the acquisition as if it had occurred at the beginning of the respective reporting periods. The pro forma financial data does not necessarily reflect the results of operations that would have been obtained had the acquisition occurred on the assumed date, nor is the financial data necessarily indicative of the results of the combined entities that may be achieved for any future period.

Pro forma Impact of Acquisition

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                                 1998          1997
                                                              ----------    ----------
Revenue.....................................................   $557,229      $381,691
                                                               ========      ========
Net Income..................................................   $ 10,311      $ 25,049
                                                               ========      ========

OTHER INTANGIBLE ASSETS

The excess of cost over the fair value of net assets acquired, which represents goodwill, and the value of business acquired are included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

Excess of Purchase Price Over Fair Value of Net Assets Acquired

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                               1999       1998       1997
                                                              -------    -------    -------
Net Balance, January 1......................................  $21,931    $     0    $     0
  Acquisitions..............................................        0     23,498          0
  Amortization..............................................   (2,350)    (1,567)         0
                                                              -------    -------    -------
Net Balance, December 31....................................  $19,581    $21,931    $     0
                                                              =======    =======    =======
December 31
  Accumulated Amortization..................................  $(3,917)   $(1,567)   $     0
                                                              =======    =======    =======

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 4% to 4.5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 5.5% to 6%.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liabilities range from 3% to 6.5%.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 3.8% to 7.25%, less expense and mortality charges and withdrawals.

The liability for unpaid claims represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated life of the policies.

Premiums related to non-medical health contracts are recognized as income when due.

Premiums related to variable life and universal life contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality recognized ratably over the policy period, policy administration charges recognized as services are provided and surrender charges recognized as earned. Amounts that are charged to operations include interest credited to policyholders and benefit claims incurred in excess of related policyholder account balances.

Premiums related to investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for contract administration charges recognized ratably over the policy period. Amounts that are charged to operations include interest credited to policyholders.

DIVIDENDS TO POLICYHOLDERS

Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

PARTICIPATING BUSINESS

Participating business represented approximately 3.49% and 3.52% of the Company's life insurance in force, and 8.30% and 7.96% of the number of life insurance policies in force at December 31, 1999 and 1998, respectively. Participating policies represented approximately 56.77%, 95.78% and 68.24% of gross life insurance premiums, for the years ended December 31, 1999, 1998 and 1997, respectively.

INCOME TAXES

NELICO and its eligible life insurance subsidiary, Exeter Reassurance Company, Ltd., file a consolidated federal income tax return. Separate income tax returns as required are filed for the other life insurance and non-life insurance direct subsidiaries. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

REINSURANCE

The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

SEPARATE ACCOUNTS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceed the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contractholders and, accordingly, are not reflected in the Company's financial statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues. See Note 14.

APPLICATION OF ACCOUNTING PRONOUNCEMENTS

Effective January 1, 1999, the Company adopted Statement of Position ("SOP") 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 resulted in the capitalization of $6 million of software costs which would have otherwise been expensed in 1999.

Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

In June 1999, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 defers the provisions of SFAS 133 until January 1, 2001. The provisions of SFAS 133 require, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. The Company is in the process of quantifying the impact of SFAS 133 on its consolidated financial statements.

In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company is required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 is not expected to have a material effect on the Company's consolidated financial statements.

2. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

The components of net investment income are as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                               1999       1998       1997
                                                              -------    -------    -------
Fixed maturities............................................  $54,490    $53,467    $50,348
Equity securities...........................................   13,896     (9,118)     4,915
Real estate.................................................      831      4,149        815
Policy loans................................................    9,157      6,855      5,081
Cash, cash equivalents and short-term investments...........    3,494        861      4,160
Other investment income.....................................   (7,529)        76        591
                                                              -------    -------    -------
Gross investment income.....................................   74,339     56,290     65,910
Investment expenses.........................................   (5,841)    (7,213)    (4,851)
                                                              -------    -------    -------
Net Investment income.......................................  $68,498    $49,077    $61,059
                                                              =======    =======    =======

Realized investment gains (losses), net, including changes in valuation allowances, are summarized as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                               1999       1998       1997
                                                              -------    -------    -------
Fixed maturities............................................  $   850    $10,899    $  (774)
Equity securities...........................................        0          0      1,040
Other invested assets.......................................    2,688         (7)        (8)
                                                              -------    -------    -------
    Subtotal................................................    3,538     10,892        258
Less: Amounts allocable to amortization of deferred policy
  acquisition costs.........................................      616      5,282       (632)
                                                              -------    -------    -------
Investment gains (losses), net..............................  $ 2,922    $ 5,610    $   890
                                                              =======    =======    =======

Realized investment gains have been reduced by (1) deferred policy acquisition amortization to the extent that such amortization results from realized investment gains and losses, (2) additions to future policy benefits resulting from the

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

need to establish additional liabilities due to the recognition of investment gains, and (3) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholders' accounts. This presentation may not be comparable to presentations made by other insurers.

The changes in unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                              --------    -------    -------
Balance at January 1........................................  $ 17,439    $17,347    $ 3,727
  Change in unrealized investment gains (losses)............   (73,813)       391     30,207
  Change in unrealized investment gains (losses)
    attributable to:
    Deferred policy acquisition costs.......................    33,276       (595)    (9,446)
    Deferred income tax (expense) benefit...................    12,100        296     (7,141)
                                                              --------    -------    -------
Balance at December 31......................................  $(10,998)   $17,439    $17,347
                                                              ========    =======    =======

The components of unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                              --------    -------    -------
Balance, end of year, comprised of:
  Unrealized investment gains (losses) on:
    Fixed maturities........................................  $(35,205)   $40,928    $41,706
    Equity securities.......................................     3,511      1,191          0
    Other...................................................         0          0         22
                                                              --------    -------    -------
                                                               (31,694)    42,119     41,728
Amounts of unrealized investment gains (losses)
  Attributable to:
    Deferred policy acquisition costs.......................    17,478    (15,798)   (15,202)
    Deferred income tax (expense) benefit...................     3,218     (8,882)    (9,179)
                                                              --------    -------    -------
Balance, end of year........................................  $(10,998)   $17,439    $17,347
                                                              ========    =======    =======

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

3. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed maturities and equity securities, by category, are shown below.

AVAILABLE FOR SALE SECURITIES

                                                                           GROSS UNREALIZED
                                                              AMORTIZED    -----------------    ESTIMATED
                                                                COST        GAIN      LOSS      FAIR VALUE
                                                              ---------    ------    -------    ----------
DECEMBER 31, 1999
Fixed Maturities:
  U.S. Treasury Securities and obligations of U.S.
    Government corporations and agencies....................  $ 33,909     $   20    $   439     $ 33,490
  Foreign governments.......................................    20,748        201        581       20,368
  Corporate.................................................   670,602      5,074     40,237      635,439
  Mortgage-backed securities................................    44,470        934        203       45,201
  Other.....................................................     1,199          0          0        1,199
                                                              --------     ------    -------     --------
    Total Fixed Maturities..................................  $770,928     $6,229    $41,460     $735,697
                                                              ========     ======    =======     ========
Equity Securities:
  Common stocks.............................................    19,174      4,191        680       22,685
                                                              --------     ------    -------     --------
    Total Equity Securities.................................  $ 19,174     $4,191    $   680     $ 22,685
                                                              ========     ======    =======     ========

AVAILABLE FOR SALE SECURITIES

                                                                           GROSS UNREALIZED
                                                              AMORTIZED    -----------------    ESTIMATED
                                                                COST        GAIN       LOSS     FAIR VALUE
                                                              ---------    -------    ------    ----------
DECEMBER 31, 1998
Fixed Maturities:
  U.S. Treasury Securities and obligations of U.S.
    government corporations and agencies....................  $ 27,260     $    91    $   47     $ 27,304
  Foreign governments.......................................     1,679           0         0        1,679
  Corporate.................................................   644,636      43,036     5,139      682,533
  Mortgage-backed securities................................    55,027       2,821         0       57,848
                                                              --------     -------    ------     --------
    Total Fixed Maturities..................................  $728,602     $45,948    $5,186     $769,364
                                                              ========     =======    ======     ========
Equity Securities:
  Common stocks.............................................    12,075       1,645       480       13,240
                                                              --------     -------    ------     --------
    Total Equity Securities.................................  $ 12,075     $ 1,645    $  480     $ 13,240
                                                              ========     =======    ======     ========

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

The amortized cost and estimated fair value of fixed maturities classified as available for sale, by contractual maturity, at December 31, 1999 are shown below.

                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
Due in one year or less.....................................  $ 15,910      $ 15,857
Due after one year through five years.......................    92,303        90,635
Due after five years through ten years......................   131,438       130,492
Due after ten years.........................................   486,807       453,512
                                                              --------      --------
    Subtotal................................................   726,458       690,496
Mortgage-backed securities..................................    44,470        45,201
                                                              --------      --------
    Total...................................................  $770,928      $735,697
                                                              ========      ========

Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

Sales of fixed maturities and equity securities are as follows:

                                                               1999        1998        1997
                                                              -------    --------    --------
Fixed Maturities
  Proceeds..................................................  $64,925    $120,416    $110,301
  Gross realized gains......................................  $ 1,897    $ 10,901    $  1,036
  Gross realized losses.....................................  $ 1,047    $      2    $  1,810
Equity Securities
  Proceeds..................................................  $ 2,491    $ 39,333    $ 32,806
  Gross realized gains......................................  $     0    $      0    $  1,344
  Gross realized losses.....................................  $     0    $      0    $    304

Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

ASSETS HELD IN TRUST FOR THE BENEFIT OF OTHER PARTIES

Exeter has deposited in a trust for the benefit of MetLife certain assets for the purpose of allowing MetLife to record a reserve credit as permitted by regulations of the State of New York. Under the terms of the Trust Agreement MetLife enjoys broad powers to withdraw funds from the trust for the payment of policyholder claims incurred by Exeter under its reinsurance treaty and to direct the investment of funds held in the trust. The Trust Agreement limits the types of investments that may be held in trust to cash and certificates of deposit, U.S. Government bonds and notes and publicly traded securities of U.S. companies having a National Association of Insurance Commissioners (NAIC) rating of 1. The bonds and short-term investments at fair market value held by the trust were $518,436 and $526,723, at December 31, 1999 and 1998, respectively.

STATUTORY DEPOSITS

The Company had assets on deposit with regulatory agencies of $6,245 and $6,245 at December 31, 1999 and 1998, respectively.

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

Effective July 1, 1999, the Company reinsured the general account liability for certain group pension variable contracts assumed from Sun Life Assurance Company of Canada (U.S.). The initial liability assumed included in Policyholder Account Balances was $53,675 at July 1, 1999, and was $44,431 at December 31, 1999.

The effect of reinsurance on premiums earned is as follows:

                                                                1999        1998       1997
                                                              --------    --------    -------
Direct premiums.............................................  $163,159    $110,768    $30,975
Reinsurance assumed.........................................    57,479      58,329     62,315
Reinsurance ceded...........................................   (97,000)    (68,408)   (29,674)
                                                              --------    --------    -------
Net premiums earned.........................................  $123,638    $100,689    $63,616
                                                              ========    ========    =======

Reinsurance recoverables, included in other receivables, were $83,091 and $103,677 at December 31, 1999 and 1998, respectively.

Reinsurance and ceded commissions payables, included in other liabilities, were $23,400 and $21,152 at December 31, 1999 and 1998, respectively.

The following provides an analysis of the activity in the liability for benefits relating to group accident and nonmedical health policies and contracts:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               1999      1998     1997
                                                              ------    ------    ----
Balance at January 1........................................  $1,953    $  809    $  0
  Less: Reinsurance recoverables............................   1,565       647       0
                                                              ------    ------    ----
Net balance at January 1....................................     388       162       0
                                                              ------    ------    ----
Incurred related to:
  Current year..............................................     472       303     173
  Prior years...............................................     (33)      (57)    (11)
                                                              ------    ------    ----
                                                                 439       246     162
                                                              ------    ------    ----
Paid related to:
  Current year..............................................      23         2       0
  Prior years...............................................      19        18       0
                                                              ------    ------    ----
                                                                  42        20       0
                                                              ------    ------    ----
Balance at December 31......................................     785       388     162
  Add: Reinsurance recoverables.............................   3,147     1,565     647
                                                              ------    ------    ----
Balance at December 31......................................  $3,932    $1,953    $809
                                                              ======    ======    ====

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

5. INCOME TAXES

The provision for income tax expense (benefit) in the consolidated statements of income is shown below:

                                                              CURRENT    DEFERRED     TOTAL
                                                              -------    --------    -------
1999
Federal.....................................................  $20,910    $ 8,134     $29,044
State and Local.............................................        0        300         300
                                                              -------    -------     -------
    Total...................................................  $20,910    $ 8,434     $29,344
                                                              =======    =======     =======
1998
Federal.....................................................  $13,734    $  (788)    $12,946
State and Local.............................................        0        100         100
                                                              -------    -------     -------
    Total...................................................  $13,734    $  (688)    $13,046
                                                              =======    =======     =======
1997
Federal.....................................................  $ 8,473    $(3,772)    $ 4,701
State and Local.............................................      316        (29)        287
                                                              -------    -------     -------
    Total...................................................  $ 8,789    $(3,801)    $ 4,988
                                                              =======    =======     =======

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                              -----------------------------
                                                               1999       1998       1997
                                                              -------    -------    -------
Income before taxes.........................................  $75,068    $24,483    $26,957
Income tax rate.............................................       35%        35%        35%
                                                              -------    -------    -------
Expected income tax expense at federal statutory income tax
  rate......................................................   26,274      8,569      9,435
Tax effect of:
  Tax exempt investment income..............................        0       (100)         0
  State and local income taxes..............................      300        100     (1,013)
  Tax credits...............................................        0       (100)         0
  Prior year taxes..........................................      684          0          0
  Other, net................................................    2,086      4,577     (3,434)
                                                              -------    -------    -------
Income Tax Expense..........................................  $29,344    $13,046    $ 4,988
                                                              =======    =======    =======

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                                1999         1998
                                                              ---------    ---------
Deferred tax assets:
  Policyholder liabilities..................................  $ 233,504    $ 177,017
  Unrealized investment losses, net.........................      3,218            0
  Other, net................................................     15,035       15,453
                                                              ---------    ---------
    Total gross assets......................................    251,757      192,470
                                                              ---------    ---------
Deferred tax liabilities:
  Investments...............................................       (216)      (1,068)
  Deferred policy acquisition costs.........................   (267,249)    (208,881)
  Unrealized investment gains, net..........................          0       (8,882)
  Other, net................................................    (22,961)     (15,973)
                                                              ---------    ---------
    Total gross liabilities.................................   (290,426)    (234,804)
                                                              ---------    ---------
  Net deferred tax liability................................  $ (38,669)   $ (42,334)
                                                              =========    =========

6. EMPLOYEE BENEFIT PLANS

Prior to the merger, substantially all employees were employed by NEMLICO and were covered under the Home Office Retirement Plan and related Select Employees' Supplemental Retirement Plan (collectively referred to as the Plans). Subsequent to the merger substantially all of the employees became employees of the Company and continued to be covered by the Plans, which became the Plans of the Company. Under the Plans retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

                                                      PENSION BENEFITS         OTHER BENEFITS
                                                    --------------------    --------------------
                                                                    DECEMBER 31,
                                                    --------------------------------------------
                                                      1999        1998        1999        1998
                                                    --------    --------    --------    --------
CHANGE IN PROJECTED BENEFIT OBLIGATION
Projected benefit obligation at beginning of
  year............................................  $252,487    $210,590    $ 48,987    $ 46,591
Service cost......................................     8,172       6,927         973         942
Interest cost.....................................    18,488      15,878       3,351       3,267
Actuarial gain....................................   (15,914)     14,831      (3,214)      1,256
Divestitures......................................         0           0           0           0
Curtailments......................................         0           0           0           0
Terminations......................................         0           0           0           0
Change in benefits................................         0      11,935           0         (10)
Benefits paid.....................................    (8,444)     (7,674)     (3,475)     (3,059)
                                                    --------    --------    --------    --------
Projected benefit obligation at end of year.......  $254,789    $252,487    $ 46,622    $ 48,987
                                                    --------    --------    --------    --------
CHANGE IN PLAN ASSETS
Contract value of plan assets at beginning of
  year............................................  $184,803    $150,820    $      0    $      0
Actual return on plan assets......................    25,300      28,309           0           0
Employer contribution.............................     7,620      12,997           0           0
Benefits paid.....................................    (7,500)     (7,323)          0           0
                                                    --------    --------    --------    --------
Contract value of plan assets at end of year......  $210,223    $184,803    $      0    $      0
                                                    --------    --------    --------    --------
Over/(Under) funded...............................  $(44,566)   $(67,684)   $(46,622)   $(48,987)
Unrecognized net asset at transition..............      (503)     (1,674)          0           0
Unrecognized net actuarial gains..................     7,681      34,350     (20,068)    (17,787)
Unrecognized prior service cost...................    15,942      16,854          (8)         (9)
                                                    --------    --------    --------    --------
Prepaid (accrued) benefit cost....................  $(21,446)   $(18,154)   $(66,698)   $(66,783)
                                                    ========    ========    ========    ========
Qualified plan prepaid (accrued) pension cost.....  $ (2,675)   $ (2,164)   $      0    $      0
Non-qualified plan prepaid (accrued) pension
  cost............................................   (18,771)    (15,990)          0           0
                                                    --------    --------    --------    --------
Prepaid (accrued) benefit cost....................  $(21,446)   $(18,154)   $      0    $      0
                                                    ========    ========    ========    ========

The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                             QUALIFIED PLAN        NON-QUALIFIED PLAN            TOTAL
                          --------------------    --------------------    --------------------
                            1999        1998        1999        1998        1999        1998
                          --------    --------    --------    --------    --------    --------
Aggregate projected
  benefit obligation....  $224,653    $226,717    $ 30,136    $ 25,770    $254,789    $252,487
Aggregate contract value
  of plan assets
  (principally Company
  contracts)............   210,223     184,803           0           0     210,223     184,803
                          --------    --------    --------    --------    --------    --------
Over/(Under) funded.....  $(14,430)   $(41,914)   $(30,136)   $(25,770)   $(44,566)   $(67,684)
                          ========    ========    ========    ========    ========    ========

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                                PENSION          OTHER
                                                                BENEFITS        BENEFITS
                                                              ------------    ------------
                                                              1999    1998    1999    1998
                                                              ----    ----    ----    ----
Weighted average assumptions as of December 31, Discount
  rate......................................................  7.00%   7.25%   7.75%   7.00%
Expected return on plan assets..............................  8.50%   8.50%    --       --
Rate of compensation increase...............................  5.50%   4.50%    --       --

The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 7.00% in 1999, gradually decreasing to 5.00% over five years and generally 7.40% in 1998, gradually decreasing to 5.00% over five years.

Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                               ONE %       ONE %
                                                              INCREASE    DECREASE
                                                              --------    --------
Effect on total of service and interest cost components.....    13%        (10%)
Effect on accumulated postretirement benefit obligation.....    11%        (10%)

The components of periodic benefit costs were as follows:

                                    PENSION BENEFITS                     OTHER BENEFITS
                            --------------------------------    --------------------------------
                              1999        1998        1997        1999        1998        1997
                            --------    --------    --------    --------    --------    --------
Service cost..............  $  8,172    $  6,927    $  5,310    $    973    $    942    $    885
Interest cost.............    18,488      15,878      13,958       3,351       3,267       3,707
Expected return on plan
  assets..................   (15,698)    (12,866)    (22,250)          0           0           0
Net amortization and
  deferrals...............     1,322         669      11,092        (934)        167        (871)
                            --------    --------    --------    --------    --------    --------
Net periodic benefit
  cost....................  $ 12,284    $ 10,608    $  8,110    $  3,390    $  4,376    $  3,721
                            ========    ========    ========    ========    ========    ========

SAVINGS AND INVESTMENT PLANS

The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2,187, $2,252 and $1,588 for the years ended December 31, 1999, 1998 and 1997, respectively.

7. LEASES

In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenue. Additionally, the Company, as lessee, has entered into various

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sub-rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                                         GROSS
                                                               RENTAL     SUB-RENTAL     RENTAL
                                                               INCOME       INCOME      EXPENSE
                                                              --------    ----------    --------
2000........................................................  $     31     $  7,845     $ 14,738
2001........................................................         0        7,854       14,042
2002........................................................         0        7,864       13,413
2003........................................................         0        8,026       13,822
2004........................................................         0        8,206       12,836
Thereafter..................................................         0       26,319      117,722
                                                              --------     --------     --------
    Total...................................................  $     31     $ 66,114     $186,573
                                                              ========     ========     ========

8. DEBT

In 1995, the Company borrowed $25,000 from a bank, bearing interest, payable monthly, at a variable rate equal to the greater of the bank's base rate or money market rates plus 0.6% per annum. The loan was collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment was structured in a manner to result in repayment over a term of five years or less. The Company repaid the entire outstanding balance of the loan in January 1999. Repayments of principal and interest of $13,310, $8,612 and $3,155 were made during 1999, 1998 and 1997, respectively. The interest rate applied was 6.4%, 6.4% and 5.8% at January 31, 1999 and December 31, 1998 and 1997, respectively.

Exeter privately placed $75,118 aggregate principal amount, subordinated notes payable (the Notes), on December 30, 1994 which are due December 30, 2004, with no interest payments for the first five years and semiannual interest payments thereafter. The Notes have been discounted to yield 8.45% for the first five years and pay interest at 8.845% thereafter. The Notes are expressly subordinated in right of payment to the insurance liabilities of Exeter. The Notes are not subject to redemption by Exeter or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes, net of discount, amounted to $50,000. The issue costs of the Notes of $130 were deducted from Notes, net of discount, to arrive at the subordinated notes payable of $49,870. The issue cost will be amortized over the life of the Notes. The Notes are held by MetLife, and the carrying value of the loan approximates its fair value of $75,053. No repayments were made during 1999, 1998 and 1997, respectively.

9. COMMITMENTS AND CONTINGENCIES

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of approximately, $197, $204, and $43 in 1999, 1998, and 1997, respectively, of which $197, $203, and $33 were to be credited against premium taxes.

Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further,

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

In some of the matters referred to above, large and/or indeterminate amounts, including punitive damages and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular annual periods.

10. OTHER EXPENSES

Other operating costs and expenses consisted of the following:

                                                                   YEARS ENDED DECEMBER 31,
                                                              -----------------------------------
                                                                1999         1998         1997
                                                              ---------    ---------    ---------
Compensation................................................  $  96,887    $  86,822    $  58,754
Commissions.................................................    205,463      166,218       77,351
Interest and debt expense...................................      5,493        9,374        6,750
Amortization of policy acquisition costs....................     29,831       31,874       17,091
Capitalization of policy acquisition costs..................   (216,913)    (182,943)    (157,670)
Rent expense, net of sub-lease income.......................      5,550        4,252        4,473
Insurance taxes, licenses, and fees.........................     21,253       21,802       15,002
Other.......................................................    234,317      179,260      122,591
                                                              ---------    ---------    ---------
    Total...................................................  $ 381,881    $ 316,659    $ 144,342
                                                              =========    =========    =========

11. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

Amounts related to the Company's financial instruments are as follows:

                                                              CARRYING    ESTIMATED
                                                               VALUE      FAIR VALUE
                                                              --------    ----------
DECEMBER 31, 1999:
ASSETS
Fixed maturities............................................  $735,697     $735,697
Equity securities...........................................    22,685       22,685
Policy loans................................................   181,995      181,995
Short-term investments......................................    62,619       62,619
Cash and cash equivalents...................................    84,371       84,371
LIABILITIES
Policyholder account balances...............................    84,037       82,765
Other policyholder funds....................................       525          525
Short and long-term debt....................................    75,053       75,053

                                                              CARRYING    ESTIMATED
                                                               VALUE      FAIR VALUE
                                                              --------    ----------
DECEMBER 31, 1998:
ASSETS
Fixed maturities............................................  $769,364     $769,364
Equity securities...........................................    13,240       13,240
Policy loans................................................   135,800      135,800
Short-term investments......................................    52,285       52,285
Cash and cash equivalents...................................    43,598       43,598
LIABILITIES
Policyholder account balances...............................    23,365       22,524
Other policyholder funds....................................       646          646
Short and long-term debt....................................    82,855       82,855

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

The fair value of fixed maturities and equity securities that are publicly traded are based upon quotations obtained from an independent market pricing service or published by applicable stock exchanges. For securities for which the market values were not readily available, fair values were estimated by management, based primarily on interest rates, maturity, credit quality and average life.

POLICY LOANS

Policy loans are stated at unpaid principal balances, which approximates fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

SHORT-TERM AND LONG-TERM DEBT

Short-term and long-term debt are stated at unpaid principal balances, which approximates fair value.

12. STATUTORY FINANCIAL INFORMATION

The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with such amounts determined in conformity with generally accepted accounting principles were as follows:

                                                                  YEARS ENDED DECEMBER 31,
                                                              --------------------------------
                                                                1999        1998        1997
                                                              --------    --------    --------
Statutory surplus...........................................  $399,864    $456,525    $307,290
Adjustments to GAAP for:
  Future policy benefits and policyholders account
    balances................................................  (435,980)   (336,821)   (279,510)
  Deferred policy acquisition costs.........................   930,703     710,961     565,769
  Deferred federal income taxes.............................   (38,669)    (42,334)    (42,066)
  Valuation of investments..................................   (46,890)     53,514      56,873
  Statutory asset valuation reserves........................    13,514      10,636       8,388
  Statutory interest maintenance reserve....................       462         816         571
  Surplus notes.............................................   (75,053)    (69,560)    (64,016)
  Receivables from reinsurance transactions.................     5,049      26,004      27,519
  Other, net................................................   100,303      35,330      52,724
                                                              --------    --------    --------
GAAP equity.................................................  $853,303    $845,071    $633,542
                                                              ========    ========    ========

                                                                   YEARS ENDED DECEMBER 31,
                                                              -----------------------------------
                                                                1999         1998         1997
                                                              ---------    ---------    ---------
Statutory net income (loss).................................  $ (40,928)   $ (28,043)   $ (37,358)
Adjustments to GAAP for:
  Future policy benefits and policyholders account
    balances................................................   (295,868)    (196,754)    (311,588)
  Deferred policy acquisition costs.........................    186,497      135,788      139,947
  Deferred federal income taxes.............................       (580)         688        3,801
  Valuation of investments..................................     13,681      (13,490)           0
  Statutory interest maintenance reserve....................       (354)         245          342
  Other, net................................................    183,276      113,003      226,825
                                                              ---------    ---------    ---------
GAAP net income.............................................  $  45,724    $  11,437    $  21,969
                                                              =========    =========    =========

13. RELATED PARTY TRANSACTIONS

MetLife and the Company have entered into an Administrative Services Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger, and those policies and contracts defined in the Administrative Services Agreement as Transition Policies which were sold by the Company's field force post-merger.

The Company charged MetLife $160,792, $193,641 and $186,757 including accruals for administrative services on NEMLICO administered contracts for 1999, 1998, and 1997, respectively. In addition, $9,442, $14,123 and

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

$600 for 1999, 1998 and 1997, respectively, was paid or payable by MetLife to the Company for varied and miscellaneous other services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

On December 30, 1998 the Company sold to MetLife Credit Corporation shares of preferred stock for $200,000. In 1997, MetLife made a capital contribution to the Company of $50,000 in cash.

During 1999, the Company paid $9,055 of preferred stock dividends to MetLife Credit Corporation.

On April 30, 1998 the Company acquired all the outstanding stock of N.L. Holding Corporation and its subsidiaries, and concurrently contributed such stock to the Company's downstream holding company, New England Life Holding Inc. In conjunction with the acquisition, the Company entered into employment agreements with key individuals of N.L. Holding Corporation. The Company paid $2,730 and $6,166 in 1999 and 1998, respectively under these agreements.

The Company entered into a lease agreement with MetLife on August 30, 1996 for the home-office building that it occupies on 501 Boylston Street in Boston, Massachusetts. The Company paid lease payments to MetLife of $4,219, $2,340 and $2,340 in 1999, 1998 and 1997, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1999 were $12,736 and $751, respectively. Included in accrued income at December 31, 1999, were amounts receivable for sales-based commissions from NEF and SSR totaling $312 and $4, respectively. In 1999, NES earned asset-based income of $11,184 and $183 on average assets of approximately $4,500,000 and $101,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1999 were amounts receivable for asset-based commissions from NEF and SSR totaling $307 and $0, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1998 were $15,204 and $1,159, respectively. Included in accrued income at December 31, 1998, were amounts receivable for sales-based commissions from NEF and SSR totaling $385 and $14, respectively. In 1998, NES earned asset-based income of $9,193 and $139 on average assets of approximately $4,300,000 and $77,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1998 were amounts receivable for asset-based commissions from NEF and SSR totaling $593 and $13, respectively.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1997 were $16,799 and $1,127, respectively. Included in accrued income at December 31, 1997, were amounts receivable for sales-based commissions from NEF and SSR totaling $233 and $13, respectively. In 1997, NES earned asset-based income of $8,777 and $61 on average assets of approximately $3,900,000 and $33,000 under management with NEF and SSR, respectively.

Exeter has a privately-placed subordinated notes payable to MetLife for $75,053 and $69,560 at December 31, 1999 and 1998, respectively.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

14. SEPARATE ACCOUNTS

Separate accounts reflect non-guaranteed separate accounts totaling $4,840,029 and $3,258,383 at December 31, 1999 and 1998, respectively, wherein the policyholder assumes the investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees totaling $36,934, $30,714 and $12,642 in 1999, 1998 and 1997, respectively.

15. YEAR 2000

The Year 2000 issue was the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe capacity necessary to accommodate a four-digit field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major system failures or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has implemented a plan to resolve the issue. There can be no assurances that the Year 2000 plan of the Company or that of its vendors or third parties have resolved all Year 2000 issues. Further, there can be no assurance that there will not be any future system failure or that such failure, if any, will not have a material impact on the operations of the Company.

16. BUSINESS SEGMENT INFORMATION

The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments:
Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because they either provide different products and services, require different strategies, or have different technology requirements.

Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, medical, and disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 1999, 1998 and 1997. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

Allocation of net investment income and investment gains (losses), net were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

                                                                 DECEMBER 31, 1999
                                     --------------------------------------------------------------------------
                                                                                       CORPORATE
                                     INDIVIDUAL   INDIVIDUAL    GROUP       GROUP         AND
                                        LIFE       ANNUITY     PENSION    LIFE A&H    SUBSIDIARIES     TOTAL
                                     ----------   ----------   --------   ---------   ------------   ----------
REVENUES
Premiums...........................  $   63,358   $        0   $     15   $ 28,652      $ 31,613     $  123,638
Universal Life and Investment-Type
  Product Policy Fees..............     199,701       16,771      4,369          0             0        220,841
Net Investment Income..............     (31,181)        (108)       (13)       167        99,633         68,498
Investment Gains (Losses), Net.....         402            1          0         (1)        2,520          2,922
Commissions, Fees and Other
  Revenues.........................      25,376        6,708      3,005     34,610       196,192        265,891
                                     ----------   ----------   --------   --------      --------     ----------
    Total Revenues.................     257,656       23,372      7,376     63,428       329,958        681,790
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits..............     124,727        4,624        113     23,814        40,015        193,293
Interest Credited to Policyholder
  Account Balances.................       8,811        1,623      1,220         30          (963)        10,721
Policyholder Dividends.............       1,739            0          0        (32)       19,120         20,827
Other Operating Costs and
  Expenses.........................     128,466       21,826      6,196     36,326       189,067        381,881
                                     ----------   ----------   --------   --------      --------     ----------
    Total Benefits and Other
      Deductions...................     263,743       28,073      7,529     60,138       247,239        606,722
Income from Operations Before
  Income Taxes.....................      (6,087)      (4,701)      (153)     3,290        82,719         75,068
Income Taxes.......................       1,357       (1,563)       (26)     1,244        28,332         29,344
                                     ----------   ----------   --------   --------      --------     ----------
    Net Income.....................  $   (7,444)  $   (3,138)  $   (127)  $  2,046      $ 54,387     $   45,724
                                     ==========   ==========   ========   ========      ========     ==========
Assets
Deferred Policy Acquisition
  Costs............................  $  771,879   $   63,123   $ 10,499   $  8,539      $ 76,663     $  930,703
Separate Account Assets............   2,704,767    1,398,993    517,920    218,349             0      4,840,029
Liabilities
Policyholder Liabilities...........     535,662       43,674     45,407     43,936       517,949      1,186,628
Separate Account Liabilities.......   2,704,767    1,398,993    517,920    218,349             0      4,840,029

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

                                                                 DECEMBER 31, 1998
                                     -------------------------------------------------------------------------
                                                                                      CORPORATE
                                     INDIVIDUAL   INDIVIDUAL    GROUP      GROUP         AND
                                        LIFE       ANNUITY     PENSION    LIFE A&H   SUBSIDIARIES     TOTAL
                                     ----------   ----------   --------   --------   ------------   ----------
REVENUES
Premiums...........................  $   48,733    $     31    $    417   $ 21,394     $ 30,114     $  100,689
Universal Life and Investment-Type
  Product Policy Fees..............     161,936       9,332       2,788       (290)           0        173,766
Net Investment Income..............     (22,496)     (1,752)       (405)       651       73,079         49,077
Investment Gains (Losses), Net.....        (182)         (7)         (4)        17        5,786          5,610
Commissions, Fees and Other
  Revenues.........................       9,408       6,042       1,118     20,430      155,413        192,411
                                     ----------    --------    --------   --------     --------     ----------
    Total Revenues.................     197,399      13,646       3,914     42,202      264,392        521,553
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits..............      84,709       3,943         874     13,561       46,600        149,687
Interest Credited to Policyholder
  Account Balances.................       6,337       1,264          83          0           51          7,735
Policyholder Dividends.............       1,135           4           0          3       21,847         22,989
Other Operating Costs and
  Expenses.........................     103,284      14,324       3,617     15,731      179,703        316,659
                                     ----------    --------    --------   --------     --------     ----------
    Total Benefits and Other
      Deductions...................     195,465      19,535       4,574     29,295      248,201        497,070
Income from Operations Before
  Income Taxes.....................       1,934      (5,889)       (660)    12,907       16,191         24,483
Income Taxes.......................       9,968        (402)       (423)     3,986          (83)        13,046
                                     ----------    --------    --------   --------     --------     ----------
    Net Income.....................  $   (8,034)   $ (5,487)   $   (237)  $  8,921     $ 16,274     $   11,437
                                     ==========    ========    ========   ========     ========     ==========
Assets
Deferred Policy Acquisition
  Costs............................  $  616,959    $ 42,524    $  2,359   $  2,511     $ 46,608     $  710,961
Separate Account Assets............   2,073,552     835,648     235,467    113,716            0      3,258,383
Liabilities
Policyholder Liabilities...........     380,586      38,912         768     19,233      519,353        958,852
Separate Account Liabilities.......   2,073,552     835,648     235,467    113,716            0      3,258,383

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

(DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

                                                                    DECEMBER 31, 1997
                                        -------------------------------------------------------------------------
                                                                                         CORPORATE
                                        INDIVIDUAL   INDIVIDUAL    GROUP      GROUP         AND
                                           LIFE       ANNUITY     PENSION    LIFE A&H   SUBSIDIARIES     TOTAL
                                        ----------   ----------   --------   --------   ------------   ----------
REVENUES
Premiums..............................  $   27,200    $     31    $      0   $ 3,743      $ 32,642     $   63,616
Universal Life and Investment-Type
  Product Policy Fees.................     139,235       4,732         486       704             0        145,157
Net Investment Income.................      31,905        (270)        (20)     (118)       29,562         61,059
Investment Gains (Losses), Net........         523           0           0         0           367            890
Commissions, Fees and Other
  Revenues............................       9,542       3,253         266     4,383        10,858         28,302
                                        ----------    --------    --------   -------      --------     ----------
    Total Revenues....................     208,405       7,746         732     8,712        73,429        299,024
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.................      71,010       3,431           0     3,827        21,912        100,180
Interest Credited to Policyholder
  Account Balances....................       5,371         664         149         0            36          6,220
Policyholder Dividends................         507           1           0         0        20,817         21,325
Other Operating Costs and Expenses....      98,664      10,777       2,092     6,745        26,064        144,342
                                        ----------    --------    --------   -------      --------     ----------
    Total Benefits and Other
      Deductions......................     175,552      14,873       2,241    10,572        68,829        272,067
Income from Operations Before Income
  Taxes...............................      32,853      (7,127)     (1,509)   (1,860)        4,600         26,957
Income Taxes..........................       2,701      (1,203)       (504)     (447)        4,441          4,988
                                        ----------    --------    --------   -------      --------     ----------
    Net Income........................  $   30,152    $ (5,924)   $ (1,005)  $(1,413)     $    159     $   21,969
                                        ==========    ========    ========   =======      ========     ==========
Assets
Deferred Policy Acquisition Costs.....  $  498,208    $ 24,226    $  1,347   $   877      $ 41,111     $  565,769
Separate Account Assets...............   1,426,347     450,441     111,437         0             0      1,988,225
Liabilities
Policyholder Liabilities..............     258,880      20,476         197     6,398       463,269        749,220
Separate Account Liabilities..........   1,426,347     450,441     111,437         0             0      1,988,225

Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                                BOSTON, MA 02116

                                    RECEIPT


This is to acknowledge receipt of a Zenith Flexible Life I Prospectus dated November 13, 2000. This Variable Life Policy is offered by New England Life Insurance Company.


-----------------------------------------------------       -----------------------------------------------------
                       (Date)                                               (Client's Signature)

                                     Part II

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

         Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 REPRESENTATIONS

         New England Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium adjustable variable life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

         This Registration Statement comprises the following papers and documents:

         The facing sheet.

         A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.


         The prospectuses and supplements consisting of 343 pages.


         The undertaking to file reports.

         The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

         Representations.

         The signatures.

         Written consents of the following persons:


                  Anne M. Goggin, Esq. (see Exhibit 3(iii) below)
                  James J. Reilly, Jr., F.S.A., M.A.A.A.
                  (see Exhibit 3(ii) below)
                  Sutherland Asbill & Brennan LLP (see Exhibit 6 below) Independent Auditor (see Exhibit 11 below)


         The following exhibits:

         1.A.(1) January 31, 1983 resolution of the Board of Directors of NEVLICO**
             (2)        None
             (3)(a)     Distribution Agreement between NEVLICO and NELESCO***
                (b)(i)  Form of Contract between NELICO and its General Agents**

                   (ii)  Form of contract between NELICO and its Agents***
                (c)      Commission Schedule for Policies@@@@@
                (d) Form of contract among NES, NELICO and other broker dealers*
             (4)         None
             (5)(a)      Specimen of Policy+

                (b)      Additional Specimen of Policy@@@@@

                (c)      Riders and Endorsements+
                (d)      Temporary Term Rider+++
                (e)      Exclusion from Benefits Riders@
                (f)      Endorsement- Unisex rates**
                (g)      Extended Maturity Rider@@

                (h) Additional Extended Maturity Endorsement, Level Term Rider and Change Endorsement@@@@@

             (6)(a)      Amended and restated Articles of Organization of
                         NELICO##
                (b)      Amended and restated By-Laws of NELICO*
                (c)      Amendments to Amended and restated Articles of
                         Organization++++
             (7)         None
             (8)         None
             (9)         None
            (10)(a)      Specimens of Application for Policy+
                (b)      Additional Application for Policy+++
          2.             See Exhibit 3(i)
          3.(i)          Opinion and Consent of H. James Wilson, Esquire#

            (ii)         Opinion and Consent of James J. Reilly, Jr., F.S.A.,
                         M.A.A.A.
            (iii)        Opinion and Consent of Anne M. Goggin, Esquire

          4.             None
          5.             Inapplicable

          6.             Consent of Sutherland Asbill & Brennan LLP

          7.(i)          Powers of Attorney##
            (ii)         Powers of Attorney of James M. Benson, Robert H.
                         Benmosche and Catherine A. Rein++
            (iii)        Power of Attorney for David Rogers@@@
          8.             Notice of Withdrawal Right for Policies#
          9.             Inapplicable
         10.             Inapplicable

         11.             Consent of Independent Auditors

         12.             Schedule for computation of performance quotations***
         13.(i) Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(ii)and Rule 6e-3(T)(b)(12)(iii)***

            (ii)         Second Addendum to Consolidated Memorandum+++++
         14.(i) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company***
            (ii) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company#
            (iii) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and New England Variable Life Insurance Company#
            (iv) Form of Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company@@@@
            (v) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company
            (vi) Participation Agreement among New England Zenith Fund, New England Investment Management, Inc., New England Securities Corporation and New England Life Insurance Company

# Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed June 22, 1995.

## Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

*           Incorporated herein by reference to the Pre-effective Amendment No.
            1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed February 25, 1998.

*** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 24, 1998.

+ Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed April 24, 1998.

++ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.

+++ Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed January 20, 1999.

++++ Incorporated herein by reference to the Post-Effective Amendment No.4 to the Variable Account's Form S-6 Registration Statement, File No. 33-65263, filed February 24, 1999.

+++++ Incorporated herein by reference to the Post-Effective Amendment No.10 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 26, 1999.

@ Incorporated herein by reference to the Post-Effective Amendment No.6 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed April 27, 1999.

@@ Incorporated herein by reference to the Post-Effective Amendment No.7 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed February 29, 2000.

@@@ Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 26, 2000.

@@@@ Incorporated herein by reference to Post-Effective Amendment No. 26 to the Metropolitan Series Fund, Inc. Registration Statement on Form N-1A (File No. 2-80751) filed April 6, 2000.


@@@@@ Incorporated herein by reference to the Post-Effective Amendment No.9 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed August 18, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 9th day of November, 2000.

                                      New England Variable Life Separate Account
                                          (Registrant)

                                      By: New England Life Insurance Company
                                              (Depositor)

                                      By: /s/ Anne M. Goggin
                                         -----------------------------------
                                           Anne M. Goggin
                                           Senior Vice President and
                                           General Counsel



Attest:


/s/ Michele H. Abate
------------------------------------
  Michele H. Abate

         Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 9th day of November, 2000.


                                           New England Life Insurance Company
(Seal)

Attest: /s/Michele H. Abate                By: /s/ Anne M. Goggin
        -------------------                   ---------------------------
         Michele H. Abate                       Anne M. Goggin
                                                Senior Vice President
                                                And General Counsel



         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on November 9, 2000.


       *                                              Chairman, President and
----------------------                                Chief Executive Officer
James M. Benson

       *                                                      Director
----------------------
Susan C. Crampton

       *                                                      Director
----------------------
Edward A. Fox

       *                                                      Director
----------------------
George J. Goodman

       *                                                      Director
----------------------
Evelyn E. Handler

       *                                                      Director
----------------------
Philip K. Howard, Esq.

       *                                                      Director
----------------------
Bernard A. Leventhal

       *                                                      Director
----------------------
Thomas J. May

       *                                                      Director
----------------------
Stewart G. Nagler

       *                                                      Director
----------------------
Catherine A. Rein

       *                                              Executive Vice President,
----------------------                               Chief Financial Officer and
David Y. Rogers                                       Chief Accounting Officer

       *                                                      Director
----------------------
Rand N. Stowell

                                                              Director
----------------------
Lisa M. Weber


                                                 By: /s/ Marie C. Swift
                                                    -----------------------
                                                      Marie C. Swift, Esq.
                                                        Attorney-in-fact



* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed with the Variable Account's Form S-6 Registration Statement, File No. 333-21767, on February 13, 1997, Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, on July 9, 1998, Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, on January 20, 1999 and Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, on April 26, 2000.

                                  EXHIBIT LIST


                                                                  Sequentially
Exhibit Number                      Title                         Numbered Page*
--------------                      -----                         --------------

   3. (ii)        Opinion and Consent of James J. Reilly, Jr.,
                  F.S.A., M.A.A.A.

   3. (iii)       Opinion and Consent of Anne M. Goggin,
                  Esquire

   6.             Consent of Sutherland Asbill & Brennan LLP

   11.            Consent of the Independent Auditors

   14. (v)        Participation Agreement among Metropolitan
                  Series Fund, Inc., Metropolitan Life
                  Insurance Company and New England Life
                  Insurance Company

   14. (vi)       Participation Agreement among New England
                  Zenith Fund, New England Investment
                  Management, Inc., New England Securities
                  Corporation and New England Life Insurance
                  Company

---------
*  Page numbers inserted on manually-signed copy only.